UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-04356
                                   ---------


                       FRANKLIN CALIFORNIA TAX-FREE TRUST
                       ----------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     -------------

Date of fiscal year end: 6/30
                         ----

Date of reporting period: 6/30/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                   (GRAPHIC)

                                 JUNE 30, 2008

Franklin California Insured
Tax-Free Income Fund

Franklin California
Intermediate-Term
Tax-Free Income Fund

Franklin California
Limited-Term
Tax-Free Income Fund

Franklin California
Tax-Exempt Money Fund

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                TAX-FREE INCOME

                                    FRANKLIN
                           CALIFORNIA TAX-FREE TRUST

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                      (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Annual Report

State Update and Municipal Bond Market Overview

Following a few years of increasing surpluses and high revenues, California's economy slowed in fiscal year 2007 in part due to the national housing downturn. The combined effects of the subprime mortgage and credit crises eroded the state's record-high real estate values and cut home sales and construction levels to their lowest points in decades. These conditions caused financial services, construction, and retail trade employment levels to drop, but employment in the government, education and health services, and leisure and hospitality sectors increased. These gains were offset by a slight, albeit steady, increase in the unemployment rate. In June 2008, California's 6.9% unemployment rate was higher than the 5.5% national average.(1) Per capita income remained stable at 108% of the national level, and per capita effective buying income was 102%.(2)

Despite a $4.6 billion revenue decline, California ended fiscal year 2007 with adequate budget stabilization and general fund basis reserves at about 4.8% of expenditures.(2) In fiscal year 2008, however, the state faced budgetary strains resulting from the housing slowdown. The downturn in real estate caused a larger-than-expected decline in personal income and sales tax revenues. California had to sell $3.3 billion of sales tax-backed deficit funding bonds to finance fiscal year 2008 operations.(2) Education- and corrections-related costs also pressured the budget. In January 2008, the legislature made midyear budget cuts to address the revenue shortfall. For the 2008-2009 fiscal year, the budget gap was projected to be $17.2 billion.(3) In May 2008, the governor announced plans to borrow against future profits from the state lottery of up to $15 billion over three years to close the budget deficit.(3)

According to independent credit rating agency Standard & Poor's (S&P), California's overall net tax-supported debt levels are growing. Debt per capita of $1,722 has almost doubled over the past five years, and could rise to a high, yet manageable, level if the state sells its remaining authorized, unissued general obligation and lease debt.(2) S&P issued the state an A+ rating and stable outlook, reflecting the state's large and diverse economy and moderate net tax-supported debt levels.(4)

(1.) Source: Bureau of Labor Statistics.

(2.) Source: Standard & Poor's, "California; General Obligation," RATINGSDIRECT,
     6/13/08.

(3.) Source: www.gov.ca.gov, Press Release, "Governor Schwarzenegger Proposes
     Responsible Budget with Creative Solutions in Face of Worse Deficit," 5/14/08.

(4.) This does not indicate S&P's rating of the Fund.


                               Annual Report | 7

The year ended June 30, 2008, proved challenging for the municipal bond market. A measured pullback in the municipal market was exacerbated during the reporting period, as all financial markets felt the impact of subprime loan defaults. Many major financial institutions tightened credit and reassessed the risk of their direct and indirect exposure to subprime loans. A lack of liquidity across most markets in August 2007 and February 2008 contributed to an increase in overall volatility and declining values in most asset classes.

The municipal bond insurance industry, which includes seven companies that had AAA ratings -- MBIA, AMBAC, FSA, FGIC, XLCA, CIFG and Assured Guaranty -- faced particular difficulties. Rising levels of subprime mortgage defaults during the reporting period, combined with the bond insurers' exposure to subprime mortgages, prompted the three major independent credit rating agencies, S&P, Moody's Investors Service and Fitch Ratings, to undertake in-depth evaluations of the bond insurance companies in December 2007. As a result, the rating agencies downgraded several municipal bond insurers and lowered the outlook for some to negative. At period-end, only FSA and Assured Guaranty maintained AAA ratings by Moody's and S&P.

Illiquidity plagued the financial markets as they felt the impact of the perceived weakness in the bond insurance industry. This was especially notable in the municipal bond market. In a marked shift amid recent volatility, high grade municipal yields were well in excess of Treasury yields, on a nominal basis, across the yield curve. Insured bonds generally underperformed during the 12 months under review as evidenced by the +3.23% return of the Lehman Brothers Municipal Bond Index compared with the +2.78% return of the Lehman Brothers Insured Municipal Bond Index.(5) During the fourth quarter of 2007, the market appeared to develop a three-tier perception of the bond insurance companies, which affected the traditional trading spreads of the "Big Four" insurers -- MBIA, AMBAC, FGIC and FSA. FSA and Assured Guaranty became more desirable than MBIA and AMBAC; MBIA and AMBAC were more desirable than FGIC, XLCA and CIFG. Historically, the market perceived MBIA, AMBAC, FSA and FGIC as having ample claims-paying ability and therefore required no extra yield for securities carrying their

(5.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers Insured Municipal Bond Index is composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA.


                                8 | Annual Report
insurance. Assured Guaranty, XLCA and CIFG are newer entrants to the industry and were still developing their businesses, so the market generally required more yield from them.

Investors should be aware that insurance companies insure municipal bonds that tend to be of very high quality. Many municipal bond issuers use insurance to appeal to a wider audience of potential buyers. The majority of issuers whose bonds are insured carry underlying (i.e., prior to insurance) ratings of A or better, and the historical average default rate for such bonds is less than 1%.(6) Ultimately, the underlying credit quality of state and local governments and their agencies supports the municipal market, and the underlying credit quality of an insured bond is not affected by an insurance company's credit quality.

Bond insurers' problems pressured the short-term municipal market beginning in January 2008. Money market funds began to eliminate holdings of variable rate debt with credit providers they deemed to be at risk of downgrade. This caused dealers to boost yields substantially on some variable rate demand notes (VRDNs), hoping to entice buyers to hold them rather than put them back to the remarketing agents who were already struggling with too much inventory on their balance sheets. Within a few weeks, this lack of liquidity disrupted the auction rate securities (ARS) market as well. Inventory in the ARS market, primarily for those with insurance backing, increased dramatically. Auctions have recently failed due to dealers' liquidity constraints. It is important to note that this is a liquidity issue and a supply and demand imbalance, not a credit or default scenario.

Over the 12-month reporting period, municipal bond market returns lagged those of the U.S. Treasury market as uncertainty regarding the impact of problems associated with subprime securities drove global investors to the relative safety of U.S. Treasuries. Furthermore, investors began to require additional compensation for taking on risk, leading to wider spreads for credit-driven securities. For the year ended June 30, 2008, the Lehman Brothers Municipal Bond Index had a +3.23% total return compared with the +10.33% return of the Lehman Brothers U.S. Treasury Index.(7)

The recent environment contributed to dramatically steeper Treasury and municipal bond yield curves (spread between short- and longer-term yields). On June 30, 2008, two-year, 10-year and 30-year Treasury yields were 2.63%,

(6.) Sources: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2007," RATINGSDIRECT, 5/3/07; Moody's Investors Service, March 2007.

(7.) Source: (C) 2008 Morningstar. See footnote 1 for a description of the
     Lehman Brothers Municipal Bond Index. The Lehman Brothers U.S. Treasury Index is the U.S. Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.


                                Annual Report | 9

3.99%, and 4.53%, respectively. The yields on two-year, 10-year and 30-year Treasuries fell 224, 104 and 60 basis points (100 basis points equal one percentage point), respectively, over the period. Yields at the short end of the municipal AAA curve also declined over the period; however, yields increased at the long end of the curve. The insurers' problems weighed heavily on long maturity insured municipal bonds, causing a spike in yields. At period-end, the market for these bonds improved considerably; however, their yields still exceeded long-term Treasury yields, which is highly unusual.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2008, THE END OF THE REPORTING PERIOD. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                               10 | Annual Report

Franklin California Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in insured municipal securities that pay interest free from such taxes. (1, 2)

CREDIT QUALITY BREAKDOWN*

Franklin California Insured Tax-Free Income Fund
Based on Total Long-Term Investments as of 6/30/08**

                                   (PIE CHART)

AAA                34.3%
AA                 50.0%
A                  10.5%
BBB                 1.6%
Not Rated by S&P    3.6%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     1.0%        --
AA or Aa       0.7%        --
A              1.5%      0.4%
               ----      ----
Total          3.2%      0.4%
               ====      ====

This annual report for Franklin California Insured Tax-Free Income Fund covers the fiscal year ended June 30, 2008.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

(2.) Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 42.


                               Annual Report | 11

DIVIDEND DISTRIBUTIONS*
Franklin California Insured Tax-Free Income Fund

                           DIVIDEND PER SHARE
                 ------------------------------------
MONTH             CLASS A      CLASS B      CLASS C
-----            ----------   ----------   ----------
July 2007        4.50 cents   3.94 cents   3.92 cents
August 2007      4.50 cents   3.94 cents   3.92 cents
September 2007   4.50 cents   3.93 cents   3.92 cents
October 2007     4.50 cents   3.93 cents   3.92 cents
November 2007    4.50 cents   3.93 cents   3.92 cents
December 2007    4.50 cents   3.93 cents   3.92 cents
January 2008     4.50 cents   3.93 cents   3.92 cents
February 2008    4.50 cents   3.93 cents   3.92 cents
March 2008       4.41 cents   3.82 cents   3.82 cents
April 2008       4.41 cents   3.82 cents   3.82 cents
May 2008         4.41 cents   3.82 cents   3.82 cents
June 2008        4.46 cents   3.91 cents   3.89 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, decreased from $12.48 on June 30, 2007, to $12.19 on June 30, 2008. The Fund's Class A shares paid dividends totaling 53.63 cents per share for the same period.(3) The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.20%, based on an annualization of the current 4.46 cent per share dividend and the maximum offering price of $12.73 on June 30, 2008. An investor in the 2008 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 7.12% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their maturity or call dates. In general, we were limited to reinvesting these proceeds as well

(3.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               12 | Annual Report
as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. The combination of our value oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer term bonds. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin California Insured
Tax-Free Income Fund
6/30/08

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Prerefunded                                24.5%
General Obligation                         20.1%
Transportation                             12.0%
Hospital & Health Care                     11.5%
Utilities                                  11.5%
Subject to Government Appropriations        7.3%
Tax-Supported                               6.1%
Higher Education                            3.3%
Other Revenue                               3.2%
Housing                                     0.5%

*    Does not include short-term investments and other net assets.


                               Annual Report | 13

Performance Summary as of 6/30/08

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRCIX)                    CHANGE   6/30/08   6/30/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.29    $12.19    $12.48
DISTRIBUTIONS (7/1/07-6/30/08)
Dividend Income                  $0.5363

CLASS B (SYMBOL: FRCBX)                    CHANGE   6/30/08   6/30/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.28    $12.26    $12.54
DISTRIBUTIONS (7/1/07-6/30/08)
Dividend Income                  $0.4678

CLASS C (SYMBOL: FRCAX)                    CHANGE   6/30/08   6/30/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.28    $12.32    $12.60
DISTRIBUTIONS (7/1/07-6/30/08)
Dividend Income                  $0.4666


                               14 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                              1-YEAR   5-YEAR        10-YEAR
-------                                              ------   ------   ------------------
Cumulative Total Return(1)                            +1.98%  +18.09%       +56.03%
Average Annual Total Return(2)                        -2.33%   +2.49%        +4.10%
   Distribution Rate(3)                      4.20%
   Taxable Equivalent Distribution Rate(4)   7.12%
   30-Day Standardized Yield(5)              3.59%
   Taxable Equivalent Yield(4)               6.09%
   Total Annual Operating Expenses(6)        0.61%

CLASS B                                              1-YEAR   5-YEAR   INCEPTION (2/1/00)
-------                                              ------   ------   ------------------
Cumulative Total Return(1)                            +1.49%  +15.01%       +50.95%
Average Annual Total Return(2)                        -2.42%   +2.49%        +5.02%
   Distribution Rate(3)                      3.83%
   Taxable Equivalent Distribution Rate(4)   6.50%
   30-Day Standardized Yield(5)              3.20%
   Taxable Equivalent Yield(4)               5.43%
   Total Annual Operating Expenses(6)        1.16%

CLASS C                                              1-YEAR   5-YEAR       10-YEAR
-------                                              ------   ------   ------------------
Cumulative Total Return(1)                            +1.48%  +14.98%        +47.71%
Average Annual Total Return(2)                        +0.50%   +2.83%         +3.98%
   Distribution Rate(3)                      3.79%
   Taxable Equivalent Distribution Rate(4)   6.43%
   30-Day Standardized Yield(5)              3.21%
   Taxable Equivalent Yield(4)               5.44%
   Total Annual Operating Expenses(6)        1.16%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                               Annual Report | 15

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   6/30/08
-------   -------
1-Year     -2.33%
5-Year     +2.49%
10-Year    +4.10%

CLASS A (7/1/98-6/30/08)

                              (PERFORMANCE GRAPH)

              FRANKLIN CALIFORNIA
                INSURED TAX-FREE        LEHMAN BROTHERS
   DATE      INCOME FUND - CLASS A   MUNICIPAL BOND INDEX     CPI
----------   ---------------------   --------------------   -------
7/1/1998             9,578                  $10,000         $10,000
7/31/1998            9,595                  $10,025         $10,012
8/31/1998            9,729                  $10,180         $10,025
9/30/1998            9,879                  $10,307         $10,037
10/31/1998           9,889                  $10,307         $10,061
11/30/1998           9,930                  $10,343         $10,061
12/31/1998           9,937                  $10,369         $10,055
1/31/1999           10,018                  $10,492         $10,080
2/28/1999           10,012                  $10,446         $10,092
3/31/1999           10,036                  $10,461         $10,123
4/30/1999           10,037                  $10,487         $10,196
5/31/1999            9,990                  $10,426         $10,196
6/30/1999            9,836                  $10,276         $10,196
7/31/1999            9,844                  $10,313         $10,227
8/31/1999            9,715                  $10,231         $10,252
9/30/1999            9,723                  $10,235         $10,301
10/31/1999           9,575                  $10,124         $10,319
11/30/1999           9,650                  $10,232         $10,325
12/31/1999           9,577                  $10,156         $10,325
1/31/2000            9,502                  $10,111         $10,356
2/29/2000            9,670                  $10,229         $10,417
3/31/2000            9,906                  $10,452         $10,503
4/30/2000            9,822                  $10,391         $10,509
5/31/2000            9,781                  $10,337         $10,521
6/30/2000           10,054                  $10,611         $10,577
7/31/2000           10,183                  $10,758         $10,601
8/31/2000           10,381                  $10,924         $10,601
9/30/2000           10,356                  $10,867         $10,656
10/31/2000          10,434                  $10,986         $10,675
11/30/2000          10,522                  $11,069         $10,681
12/31/2000          10,776                  $11,342         $10,675
1/31/2001           10,838                  $11,455         $10,742
2/28/2001           10,865                  $11,491         $10,785
3/31/2001           10,963                  $11,594         $10,810
4/30/2001           10,794                  $11,468         $10,853
5/31/2001           10,911                  $11,592         $10,902
6/30/2001           10,938                  $11,669         $10,920
7/31/2001           11,109                  $11,842         $10,890
8/31/2001           11,362                  $12,037         $10,890
9/30/2001           11,326                  $11,997         $10,939
10/31/2001          11,444                  $12,140         $10,902
11/30/2001          11,397                  $12,038         $10,883
12/31/2001          11,277                  $11,924         $10,840
1/31/2002           11,422                  $12,131         $10,865
2/28/2002           11,522                  $12,277         $10,908
3/31/2002           11,260                  $12,036         $10,969
4/30/2002           11,436                  $12,271         $11,031
5/31/2002           11,509                  $12,346         $11,031
6/30/2002           11,611                  $12,476         $11,037
7/31/2002           11,741                  $12,637         $11,049
8/31/2002           11,919                  $12,789         $11,086
9/30/2002           12,269                  $13,069         $11,104
10/31/2002          11,962                  $12,852         $11,123
11/30/2002          11,931                  $12,799         $11,123
12/31/2002          12,160                  $13,069         $11,098
1/31/2003           12,099                  $13,036         $11,147
2/28/2003           12,290                  $13,218         $11,233
3/31/2003           12,317                  $13,226         $11,301
4/30/2003           12,432                  $13,313         $11,276
5/31/2003           12,733                  $13,625         $11,258
6/30/2003           12,651                  $13,567         $11,270
7/31/2003           12,143                  $13,092         $11,282
8/31/2003           12,189                  $13,190         $11,325
9/30/2003           12,485                  $13,578         $11,362
10/31/2003          12,472                  $13,509         $11,350
11/30/2003          12,659                  $13,650         $11,319
12/31/2003          12,756                  $13,763         $11,307
1/31/2004           12,843                  $13,842         $11,362
2/29/2004           13,073                  $14,050         $11,423
3/31/2004           13,008                  $14,001         $11,497
4/30/2004           12,648                  $13,670         $11,534
5/31/2004           12,584                  $13,620         $11,601
6/30/2004           12,622                  $13,670         $11,638
7/31/2004           12,793                  $13,850         $11,620
8/31/2004           13,070                  $14,127         $11,626
9/30/2004           13,139                  $14,202         $11,650
10/31/2004          13,282                  $14,324         $11,712
11/30/2004          13,163                  $14,206         $11,718
12/31/2004          13,359                  $14,379         $11,675
1/31/2005           13,566                  $14,514         $11,699
2/28/2005           13,530                  $14,466         $11,767
3/31/2005           13,430                  $14,374         $11,859
4/30/2005           13,661                  $14,601         $11,939
5/31/2005           13,753                  $14,704         $11,926
6/30/2005           13,846                  $14,795         $11,933
7/31/2005           13,799                  $14,729         $11,988
8/31/2005           13,957                  $14,877         $12,049
9/30/2005           13,865                  $14,777         $12,196
10/31/2005          13,772                  $14,687         $12,221
11/30/2005          13,832                  $14,758         $12,123
12/31/2005          13,959                  $14,885         $12,074
1/31/2006           13,998                  $14,925         $12,166
2/28/2006           14,103                  $15,025         $12,190
3/31/2006           14,008                  $14,922         $12,258
4/30/2006           13,970                  $14,916         $12,362
5/31/2006           14,020                  $14,983         $12,423
6/30/2006           13,981                  $14,926         $12,448
7/31/2006           14,134                  $15,104         $12,485
8/31/2006           14,333                  $15,328         $12,509
9/30/2006           14,418                  $15,435         $12,448
10/31/2006          14,516                  $15,532         $12,380
11/30/2006          14,660                  $15,661         $12,362
12/31/2006          14,608                  $15,606         $12,380
1/31/2007           14,579                  $15,566         $12,418
2/28/2007           14,770                  $15,771         $12,485
3/31/2007           14,706                  $15,732         $12,598
4/30/2007           14,758                  $15,779         $12,680
5/31/2007           14,705                  $15,709         $12,758
6/30/2007           14,653                  $15,627         $12,782
7/31/2007           14,753                  $15,748         $12,779
8/31/2007           14,676                  $15,681         $12,756
9/30/2007           14,884                  $15,913         $12,791
10/31/2007          14,937                  $15,984         $12,818
11/30/2007          14,979                  $16,085         $12,894
12/31/2007          15,032                  $16,130         $12,886
1/31/2008           15,110                  $16,333         $12,950
2/29/2008           14,355                  $15,586         $12,987
3/31/2008           14,783                  $16,031         $13,100
4/30/2008           15,030                  $16,219         $13,179
5/31/2008           15,120                  $16,317         $13,290
6/30/2008           14,944                  $16,132         $13,424

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    6/30/08
-------                    -------
1-Year                      -2.42%
5-Year                      +2.49%
Since Inception (2/1/00)    +5.02%

CLASS B (2/1/00-6/30/08)

                               (PERFORMANCE GRAPH)

              FRANKLIN CALIFORNIA
                INSURED TAX-FREE        LEHMAN BROTHERS
   DATE      INCOME FUND - CLASS B   MUNICIPAL BOND INDEX     CPI
----------   ---------------------   --------------------   -------
2/1/2000            $10,000                 $10,000         $10,000
2/29/2000           $10,166                 $10,116         $10,059
3/31/2000           $10,418                 $10,337         $10,142
4/30/2000           $10,317                 $10,276         $10,148
5/31/2000           $10,277                 $10,223         $10,160
6/30/2000           $10,559                 $10,494         $10,213
7/31/2000           $10,689                 $10,640         $10,237
8/31/2000           $10,892                 $10,804         $10,237
9/30/2000           $10,860                 $10,748         $10,290
10/31/2000          $10,946                 $10,865         $10,308
11/30/2000          $11,033                 $10,947         $10,314
12/31/2000          $11,294                 $11,217         $10,308
1/31/2001           $11,353                 $11,328         $10,373
2/28/2001           $11,377                 $11,364         $10,415
3/31/2001           $11,473                 $11,466         $10,438
4/30/2001           $11,301                 $11,342         $10,480
5/31/2001           $11,417                 $11,464         $10,527
6/30/2001           $11,440                 $11,541         $10,545
7/31/2001           $11,613                 $11,712         $10,515
8/31/2001           $11,872                 $11,905         $10,515
9/30/2001           $11,828                 $11,865         $10,563
10/31/2001          $11,946                 $12,006         $10,527
11/30/2001          $11,893                 $11,905         $10,509
12/31/2001          $11,771                 $11,792         $10,468
1/31/2002           $11,907                 $11,997         $10,492
2/28/2002           $12,014                 $12,141         $10,533
3/31/2002           $11,727                 $11,903         $10,592
4/30/2002           $11,913                 $12,136         $10,652
5/31/2002           $11,984                 $12,210         $10,652
6/30/2002           $12,084                 $12,339         $10,658
7/31/2002           $12,213                 $12,498         $10,669
8/31/2002           $12,393                 $12,648         $10,705
9/30/2002           $12,749                 $12,925         $10,723
10/31/2002          $12,426                 $12,711         $10,741
11/30/2002          $12,378                 $12,658         $10,741
12/31/2002          $12,618                 $12,925         $10,717
1/31/2003           $12,550                 $12,892         $10,764
2/28/2003           $12,742                 $13,072         $10,847
3/31/2003           $12,763                 $13,080         $10,912
4/30/2003           $12,876                 $13,167         $10,889
5/31/2003           $13,191                 $13,475         $10,871
6/30/2003           $13,090                 $13,418         $10,883
7/31/2003           $12,561                 $12,948         $10,895
8/31/2003           $12,603                 $13,045         $10,936
9/30/2003           $12,901                 $13,428         $10,972
10/31/2003          $12,881                 $13,360         $10,960
11/30/2003          $13,067                 $13,500         $10,930
12/31/2003          $13,172                 $13,611         $10,918
1/31/2004           $13,246                 $13,689         $10,972
2/29/2004           $13,486                 $13,895         $11,031
3/31/2004           $13,414                 $13,847         $11,102
4/30/2004           $13,028                 $13,519         $11,137
5/31/2004           $12,956                 $13,470         $11,203
6/30/2004           $12,989                 $13,519         $11,238
7/31/2004           $13,159                 $13,697         $11,220
8/31/2004           $13,447                 $13,971         $11,226
9/30/2004           $13,512                 $14,046         $11,250
10/31/2004          $13,641                 $14,166         $11,309
11/30/2004          $13,524                 $14,049         $11,315
12/31/2004          $13,718                 $14,221         $11,274
1/31/2005           $13,923                 $14,354         $11,297
2/28/2005           $13,880                 $14,306         $11,363
3/31/2005           $13,771                 $14,216         $11,451
4/30/2005           $14,000                 $14,440         $11,528
5/31/2005           $14,088                 $14,542         $11,517
6/30/2005           $14,176                 $14,632         $11,523
7/31/2005           $14,122                 $14,566         $11,576
8/31/2005           $14,277                 $14,713         $11,635
9/30/2005           $14,177                 $14,614         $11,777
10/31/2005          $14,076                 $14,526         $11,801
11/30/2005          $14,131                 $14,595         $11,706
12/31/2005          $14,253                 $14,721         $11,659
1/31/2006           $14,286                 $14,761         $11,748
2/28/2006           $14,386                 $14,860         $11,771
3/31/2006           $14,284                 $14,757         $11,836
4/30/2006           $14,238                 $14,752         $11,937
5/31/2006           $14,282                 $14,818         $11,996
6/30/2006           $14,237                 $14,762         $12,020
7/31/2006           $14,385                 $14,938         $12,056
8/31/2006           $14,580                 $15,159         $12,079
9/30/2006           $14,671                 $15,265         $12,020
10/31/2006          $14,752                 $15,361         $11,955
11/30/2006          $14,891                 $15,489         $11,937
12/31/2006          $14,832                 $15,434         $11,955
1/31/2007           $14,796                 $15,394         $11,991
2/28/2007           $14,981                 $15,597         $12,056
3/31/2007           $14,922                 $15,559         $12,165
4/30/2007           $14,956                 $15,605         $12,244
5/31/2007           $14,896                 $15,536         $12,319
6/30/2007           $14,836                 $15,455         $12,343
7/31/2007           $14,930                 $15,575         $12,340
8/31/2007           $14,847                 $15,508         $12,317
9/30/2007           $15,048                 $15,737         $12,351
10/31/2007          $15,095                 $15,807         $12,378
11/30/2007          $15,142                 $15,908         $12,451
12/31/2007          $15,177                 $15,952         $12,443
1/31/2008           $15,248                 $16,153         $12,505
2/29/2008           $14,486                 $15,414         $12,541
3/31/2008           $14,918                 $15,854         $12,650
4/30/2008           $15,167                 $16,040         $12,726
5/31/2008           $15,258                 $16,137         $12,834
6/30/2008           $15,095                 $15,955         $12,963


                               16 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   6/30/08
-------   -------
1-Year     +0.50%
5-Year     +2.83%
10-Year    +3.98%

CLASS C (7/1/98-6/30/08)

                               (PERFORMANCE GRAPH)

              FRANKLIN CALIFORNIA
                INSURED TAX-FREE        LEHMAN BROTHERS
  DATE       INCOME FUND - CLASS C   MUNICIPAL BOND INDEX     CPI
----------   ---------------------   --------------------   -------
7/1/1998            $10,000                 $10,000         $10,000
7/31/1998           $10,005                 $10,025         $10,012
8/31/1998           $10,139                 $10,180         $10,025
9/30/1998           $10,298                 $10,307         $10,037
10/31/1998          $10,295                 $10,307         $10,061
11/30/1998          $10,342                 $10,343         $10,061
12/31/1998          $10,336                 $10,369         $10,055
1/31/1999           $10,423                 $10,492         $10,080
2/28/1999           $10,412                 $10,446         $10,092
3/31/1999           $10,432                 $10,461         $10,123
4/30/1999           $10,428                 $10,487         $10,196
5/31/1999           $10,373                 $10,426         $10,196
6/30/1999           $10,210                 $10,276         $10,196
7/31/1999           $10,214                 $10,313         $10,227
8/31/1999           $10,075                 $10,231         $10,252
9/30/1999           $10,080                 $10,235         $10,301
10/31/1999          $ 9,923                 $10,124         $10,319
11/30/1999          $ 9,995                 $10,232         $10,325
12/31/1999          $ 9,916                 $10,156         $10,325
1/31/2000           $ 9,826                 $10,111         $10,356
2/29/2000           $ 9,994                 $10,229         $10,417
3/31/2000           $10,240                 $10,452         $10,503
4/30/2000           $10,150                 $10,391         $10,509
5/31/2000           $10,103                 $10,337         $10,521
6/30/2000           $10,378                 $10,611         $10,577
7/31/2000           $10,505                 $10,758         $10,601
8/31/2000           $10,704                 $10,924         $10,601
9/30/2000           $10,673                 $10,867         $10,656
10/31/2000          $10,757                 $10,986         $10,675
11/30/2000          $10,833                 $11,069         $10,681
12/31/2000          $11,089                 $11,342         $10,675
1/31/2001           $11,156                 $11,455         $10,742
2/28/2001           $11,179                 $11,491         $10,785
3/31/2001           $11,273                 $11,594         $10,810
4/30/2001           $11,096                 $11,468         $10,853
5/31/2001           $11,209                 $11,592         $10,902
6/30/2001           $11,231                 $11,669         $10,920
7/31/2001           $11,401                 $11,842         $10,890
8/31/2001           $11,653                 $12,037         $10,890
9/30/2001           $11,611                 $11,997         $10,939
10/31/2001          $11,726                 $12,140         $10,902
11/30/2001          $11,673                 $12,038         $10,883
12/31/2001          $11,545                 $11,924         $10,840
1/31/2002           $11,687                 $12,131         $10,865
2/28/2002           $11,783                 $12,277         $10,908
3/31/2002           $11,511                 $12,036         $10,969
4/30/2002           $11,684                 $12,271         $11,031
5/31/2002           $11,762                 $12,346         $11,031
6/30/2002           $11,851                 $12,476         $11,037
7/31/2002           $11,977                 $12,637         $11,049
8/31/2002           $12,162                 $12,789         $11,086
9/30/2002           $12,520                 $13,069         $11,104
10/31/2002          $12,194                 $12,852         $11,123
11/30/2002          $12,148                 $12,799         $11,123
12/31/2002          $12,383                 $13,069         $11,098
1/31/2003           $12,316                 $13,036         $11,147
2/28/2003           $12,503                 $13,218         $11,233
3/31/2003           $12,525                 $13,226         $11,301
4/30/2003           $12,635                 $13,313         $11,276
5/31/2003           $12,942                 $13,625         $11,258
6/30/2003           $12,843                 $13,567         $11,270
7/31/2003           $12,326                 $13,092         $11,282
8/31/2003           $12,367                 $13,190         $11,325
9/30/2003           $12,658                 $13,578         $11,362
10/31/2003          $12,639                 $13,509         $11,350
11/30/2003          $12,821                 $13,650         $11,319
12/31/2003          $12,923                 $13,763         $11,307
1/31/2004           $12,995                 $13,842         $11,362
2/29/2004           $13,230                 $14,050         $11,423
3/31/2004           $13,159                 $14,001         $11,497
4/30/2004           $12,781                 $13,670         $11,534
5/31/2004           $12,711                 $13,620         $11,601
6/30/2004           $12,743                 $13,670         $11,638
7/31/2004           $12,919                 $13,850         $11,620
8/31/2004           $13,190                 $14,127         $11,626
9/30/2004           $13,253                 $14,202         $11,650
10/31/2004          $13,390                 $14,324         $11,712
11/30/2004          $13,265                 $14,206         $11,718
12/31/2004          $13,455                 $14,379         $11,675
1/31/2005           $13,666                 $14,514         $11,699
2/28/2005           $13,613                 $14,466         $11,767
3/31/2005           $13,507                 $14,374         $11,859
4/30/2005           $13,741                 $14,601         $11,939
5/31/2005           $13,827                 $14,704         $11,926
6/30/2005           $13,913                 $14,795         $11,933
7/31/2005           $13,860                 $14,729         $11,988
8/31/2005           $14,011                 $14,877         $12,049
9/30/2005           $13,913                 $14,777         $12,196
10/31/2005          $13,815                 $14,687         $12,221
11/30/2005          $13,868                 $14,758         $12,123
12/31/2005          $13,987                 $14,885         $12,074
1/31/2006           $14,008                 $14,925         $12,166
2/28/2006           $14,117                 $15,025         $12,190
3/31/2006           $14,006                 $14,922         $12,258
4/30/2006           $13,972                 $14,916         $12,362
5/31/2006           $14,005                 $14,983         $12,423
6/30/2006           $13,971                 $14,926         $12,448
7/31/2006           $14,116                 $15,104         $12,485
8/31/2006           $14,306                 $15,328         $12,509
9/30/2006           $14,395                 $15,435         $12,448
10/31/2006          $14,474                 $15,532         $12,380
11/30/2006          $14,609                 $15,661         $12,362
12/31/2006          $14,552                 $15,606         $12,380
1/31/2007           $14,517                 $15,566         $12,418
2/28/2007           $14,698                 $15,771         $12,485
3/31/2007           $14,639                 $15,732         $12,598
4/30/2007           $14,672                 $15,779         $12,680
5/31/2007           $14,625                 $15,709         $12,758
6/30/2007           $14,555                 $15,627         $12,782
7/31/2007           $14,659                 $15,748         $12,779
8/31/2007           $14,565                 $15,681         $12,756
9/30/2007           $14,762                 $15,913         $12,791
10/31/2007          $14,819                 $15,984         $12,818
11/30/2007          $14,854                 $16,085         $12,894
12/31/2007          $14,899                 $16,130         $12,886
1/31/2008           $14,957                 $16,333         $12,950
2/29/2008           $14,210                 $15,586         $12,987
3/31/2008           $14,623                 $16,031         $13,100
4/30/2008           $14,870                 $16,219         $13,179
5/31/2008           $14,951                 $16,317         $13,290
6/30/2008           $14,771                 $16,132         $13,424

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 6/30/08.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/08.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Source: (C) 2008 Morningstar. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 17

Your Fund's Expenses

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               18 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                             BEGINNING                      EXPENSES PAID
                                              ACCOUNT     ENDING ACCOUNT   DURING PERIOD*
                                           VALUE 1/1/08    VALUE 6/30/08   1/1/08-6/30/08
                                           ------------   --------------   --------------
CLASS A
Actual                                        $1,000         $  994.00          $3.02
Hypothetical (5% return before expenses)      $1,000         $1,021.83          $3.07
CLASS B
Actual                                        $1,000         $  992.10          $5.75
Hypothetical (5% return before expenses)      $1,000         $1,019.10          $5.82
CLASS C
Actual                                        $1,000         $  991.30          $5.74
Hypothetical (5% return before expenses)      $1,000         $1,019.10          $5.82

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.61%; B: 1.16%; and C: 1.16%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                               Annual Report | 19

Franklin California Intermediate-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1) The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of 3 to 10 years.

CREDIT QUALITY BREAKDOWN*
Franklin California Intermediate-Term Tax-Free Income Fund
6/30/08

                           % OF TOTAL
                           LONG-TERM
RATINGS                  INVESTMENTS**
-------                  -------------
AAA                          17.2%
AA                           35.7%
A                            26.6%
BBB                           7.1%
Below Investment Grade        0.6%
Not Rated by S&P             12.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S    INTERNAL
-------                  -------    --------
AAA or Aaa                 0.8%       0.3%
A                          1.7%       2.9%
BBB or Baa                 0.9%       6.2%
                           ---        ---
Total                      3.4%       9.4%

This annual report for Franklin California Intermediate-Term Tax-Free Income Fund covers the fiscal year ended June 30, 2008.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 55.


                               20 | Annual Report

DIVIDEND DISTRIBUTIONS*

Franklin California Intermediate-Term Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A      CLASS C
-----            ----------   ----------
July 2007        3.57 cents   3.05 cents
August 2007      3.57 cents   3.05 cents
September 2007   3.57 cents   3.04 cents
October 2007     3.57 cents   3.04 cents
November 2007    3.57 cents   3.04 cents
December 2007    3.60 cents   3.08 cents
January 2008     3.60 cents   3.08 cents
February 2008    3.60 cents   3.08 cents
March 2008       3.60 cents   3.07 cents
April 2008       3.60 cents   3.07 cents
May 2008         3.60 cents   3.07 cents
June 2008        3.60 cents   3.08 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, decreased from $11.33 on June 30, 2007, to $11.27 on June 30, 2008. The Fund's Class A shares paid dividends totaling 43.02 cents per share for the same period.(2) The Performance Summary beginning on page 23 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.75%, based on an annualization of the current 3.60 cent per share dividend and the maximum offering price of $11.53 on June 30, 2008. An investor in the 2008 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 6.36% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 21

PORTFOLIO BREAKDOWN

Franklin California Intermediate-Term Tax-Free Income Fund 6/30/08

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
General Obligation                         23.2%
Hospital & Health Care                     18.6%
Tax-Supported                              15.9%
Utilities                                  10.7%
Prerefunded                                 8.4%
Subject to Government Appropriations        7.2%
Transportation                              6.5%
Other Revenue                               4.0%
Higher Education                            3.0%
Housing                                     2.5%

*    Does not include short-term investments and other net assets.

believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distributions.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in a portfolio of bonds that maintain an average weighted maturity of 3 to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               22 | Annual Report

Performance Summary as of 6/30/08

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKCIX)                    CHANGE   6/30/08   6/30/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.06    $11.27    $11.33
DISTRIBUTIONS (7/1/07-6/30/08)
Dividend Income                  $0.4302

CLASS C (SYMBOL: FCCIX)                    CHANGE   6/30/08   6/30/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.07    $11.29    $11.36
DISTRIBUTIONS (7/1/07-6/30/08)
Dividend Income                  $0.3673

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A(1)                                           1-YEAR   5-YEAR   10-YEAR
----------                                           ------   ------   -------
Cumulative Total Return(2)                           +3.29%   +15.73%  +50.64%
Average Annual Total Return(3)                       +0.97%    +2.50%   +3.94%
   Distribution Rate(4)                      3.75%
   Taxable Equivalent Distribution Rate(5)   6.36%
   30-Day Standardized Yield(6)              3.43%
   Taxable Equivalent Yield(5)               5.82%
   Total Annual Operating Expenses(7)        0.67%

                                                                       INCEPTION
CLASS C                                              1-YEAR   5-YEAR    (7/1/03)
-------                                              ------   ------   ---------
Cumulative Total Return(2)                           +2.63%   +12.86%   +12.87%
Average Annual Total Return(3)                       +1.63%    +2.45%    +2.45%
   Distribution Rate(4)                      3.27%
   Taxable Equivalent Distribution Rate(5)   5.55%
   30-Day Standardized Yield(6)              2.99%
   Taxable Equivalent Yield(5)               5.07%
   Total Annual Operating Expenses(7)        1.20%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                               Annual Report | 23

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A(1)                 6/30/08
----------                 -------
1-Year                      +0.97%
5-Year                      +2.50%
10-Year                     +3.94%

CLASS A (7/1/98-6/30/08)(1)

             FRANKLIN CALIFORNIA
              INTERMEDIATE-TERM        LEHMAN BROTHERS
             TAX-FREE INCOME FUND   MUNICIPAL BOND INDEX:
   DATE           - CLASS A           10-YEAR COMPONENT       CPI
   ----      --------------------   ---------------------   -------
7/1/1998            $ 9,774                $10,000          $10,000
7/31/1998           $ 9,812                $10,016          $10,012
8/31/1998           $ 9,947                $10,190          $10,025
9/30/1998           $10,081                $10,342          $10,037
10/31/1998          $10,092                $10,346          $10,061
11/30/1998          $10,122                $10,377          $10,061
12/31/1998          $10,142                $10,409          $10,055
1/31/1999           $10,252                $10,569          $10,080
2/28/1999           $10,219                $10,474          $10,092
3/31/1999           $10,238                $10,468          $10,123
4/30/1999           $10,249                $10,496          $10,196
5/31/1999           $10,178                $10,423          $10,196
6/30/1999           $10,026                $10,229          $10,196
7/31/1999           $10,091                $10,298          $10,227
8/31/1999           $10,057                $10,260          $10,252
9/30/1999           $10,096                $10,294          $10,301
10/31/1999          $10,007                $10,222          $10,319
11/30/1999          $10,093                $10,333          $10,325
12/31/1999          $ 9,993                $10,280          $10,325
1/31/2000           $10,006                $10,238          $10,356
2/29/2000           $10,084                $10,318          $10,417
3/31/2000           $10,266                $10,519          $10,503
4/30/2000           $10,203                $10,466          $10,509
5/31/2000           $10,197                $10,404          $10,521
6/30/2000           $10,419                $10,686          $10,577
7/31/2000           $10,547                $10,834          $10,601
8/31/2000           $10,723                $11,003          $10,601
9/30/2000           $10,707                $10,952          $10,656
10/31/2000          $10,768                $11,064          $10,675
11/30/2000          $10,811                $11,124          $10,681
12/31/2000          $10,980                $11,386          $10,675
1/31/2001           $11,110                $11,532          $10,742
2/28/2001           $11,143                $11,552          $10,785
3/31/2001           $11,185                $11,650          $10,810
4/30/2001           $11,060                $11,506          $10,853
5/31/2001           $11,192                $11,631          $10,902
6/30/2001           $11,244                $11,701          $10,920
7/31/2001           $11,377                $11,861          $10,890
8/31/2001           $11,571                $12,064          $10,890
9/30/2001           $11,554                $12,047          $10,939
10/31/2001          $11,668                $12,196          $10,902
11/30/2001          $11,580                $12,039          $10,883
12/31/2001          $11,468                $11,911          $10,840
1/31/2002           $11,652                $12,136          $10,865
2/28/2002           $11,775                $12,309          $10,908
3/31/2002           $11,504                $12,056          $10,969
4/30/2002           $11,728                $12,336          $11,031
5/31/2002           $11,819                $12,394          $11,031
6/30/2002           $11,899                $12,548          $11,037
7/31/2002           $12,031                $12,715          $11,049
8/31/2002           $12,196                $12,881          $11,086
9/30/2002           $12,444                $13,188          $11,104
10/31/2002          $12,157                $12,948          $11,123
11/30/2002          $12,122                $12,842          $11,123
12/31/2002          $12,352                $13,123          $11,098
1/31/2003           $12,264                $13,053          $11,147
2/28/2003           $12,453                $13,278          $11,233
3/31/2003           $12,450                $13,285          $11,301
4/30/2003           $12,533                $13,384          $11,276
5/31/2003           $12,809                $13,767          $11,258
6/30/2003           $12,719                $13,701          $11,270
7/31/2003           $12,260                $13,126          $11,282
8/31/2003           $12,365                $13,239          $11,325
9/30/2003           $12,700                $13,684          $11,362
10/31/2003          $12,630                $13,580          $11,350
11/30/2003          $12,736                $13,726          $11,319
12/31/2003          $12,842                $13,871          $11,307
1/31/2004           $12,904                $13,930          $11,362
2/29/2004           $13,133                $14,174          $11,423
3/31/2004           $13,073                $14,094          $11,497
4/30/2004           $12,768                $13,704          $11,534
5/31/2004           $12,709                $13,713          $11,601
6/30/2004           $12,783                $13,758          $11,638
7/31/2004           $12,924                $13,947          $11,620
8/31/2004           $13,168                $14,252          $11,626
9/30/2004           $13,232                $14,328          $11,650
10/31/2004          $13,329                $14,442          $11,712
11/30/2004          $13,211                $14,278          $11,718
12/31/2004          $13,354                $14,446          $11,675
1/31/2005           $13,463                $14,568          $11,699
2/28/2005           $13,389                $14,477          $11,767
3/31/2005           $13,279                $14,350          $11,859
4/30/2005           $13,505                $14,628          $11,939
5/31/2005           $13,558                $14,726          $11,926
6/30/2005           $13,634                $14,811          $11,933
7/31/2005           $13,559                $14,685          $11,988
8/31/2005           $13,682                $14,864          $12,049
9/30/2005           $13,606                $14,729          $12,196
10/31/2005          $13,518                $14,617          $12,221
11/30/2005          $13,583                $14,708          $12,123
12/31/2005          $13,684                $14,842          $12,074
1/31/2006           $13,726                $14,891          $12,166
2/28/2006           $13,792                $14,979          $12,190
3/31/2006           $13,691                $14,825          $12,258
4/30/2006           $13,674                $14,799          $12,362
5/31/2006           $13,729                $14,900          $12,423
6/30/2006           $13,687                $14,834          $12,448
7/31/2006           $13,840                $15,031          $12,485
8/31/2006           $14,029                $15,288          $12,509
9/30/2006           $14,110                $15,400          $12,448
10/31/2006          $14,192                $15,492          $12,380
11/30/2006          $14,287                $15,615          $12,362
12/31/2006          $14,221                $15,542          $12,380
1/31/2007           $14,192                $15,472          $12,418
2/28/2007           $14,349                $15,690          $12,485
3/31/2007           $14,344                $15,658          $12,598
4/30/2007           $14,364                $15,707          $12,680
5/31/2007           $14,309                $15,626          $12,758
6/30/2007           $14,254                $15,542          $12,782
7/31/2007           $14,349                $15,682          $12,779
8/31/2007           $14,344                $15,720          $12,756
9/30/2007           $14,503                $15,931          $12,791
10/31/2007          $14,574                $15,986          $12,818
11/30/2007          $14,645                $16,163          $12,894
12/31/2007          $14,665                $16,208          $12,886
1/31/2008           $14,865                $16,538          $12,950
2/29/2008           $14,331                $15,851          $12,987
3/31/2008           $14,623                $16,259          $13,100
4/30/2008           $14,734                $16,356          $13,179
5/31/2008           $14,845                $16,437          $13,290
6/30/2008           $14,724                $16,267          $13,424

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    6/30/08
-------                    -------
1-Year                      +1.63%
5-Year                      +2.45%
Since Inception (7/1/03)    +2.45%

CLASS C (7/1/03-6/30/08)

             FRANKLIN CALIFORNIA
              INTERMEDIATE-TERM        LEHMAN BROTHERS
             TAX-FREE INCOME FUND   MUNICIPAL BOND INDEX:
   DATE           - CLASS C           10-YEAR COMPONENT       CPI
   ----      --------------------   ---------------------   -------
7/1/2003            $10,000                $10,000          $10,000
7/31/2003           $ 9,641                $ 9,580          $10,011
8/31/2003           $ 9,719                $ 9,662          $10,049
9/30/2003           $ 9,977                $ 9,988          $10,082
10/31/2003          $ 9,918                $ 9,911          $10,071
11/30/2003          $10,005                $10,018          $10,044
12/31/2003          $10,084                $10,124          $10,033
1/31/2004           $10,128                $10,167          $10,082
2/29/2004           $10,302                $10,345          $10,136
3/31/2004           $10,242                $10,286          $10,201
4/30/2004           $ 9,998                $10,002          $10,234
5/31/2004           $ 9,956                $10,008          $10,294
6/30/2004           $10,000                $10,042          $10,327
7/31/2004           $10,106                $10,179          $10,310
8/31/2004           $10,300                $10,402          $10,316
9/30/2004           $10,345                $10,457          $10,338
10/31/2004          $10,417                $10,541          $10,392
11/30/2004          $10,320                $10,421          $10,397
12/31/2004          $10,426                $10,544          $10,359
1/31/2005           $10,507                $10,633          $10,381
2/28/2005           $10,444                $10,566          $10,441
3/31/2005           $10,354                $10,474          $10,523
4/30/2005           $10,525                $10,676          $10,593
5/31/2005           $10,561                $10,748          $10,582
6/30/2005           $10,615                $10,810          $10,588
7/31/2005           $10,551                $10,718          $10,637
8/31/2005           $10,642                $10,848          $10,691
9/30/2005           $10,578                $10,750          $10,822
10/31/2005          $10,505                $10,668          $10,844
11/30/2005          $10,551                $10,735          $10,757
12/31/2005          $10,624                $10,833          $10,713
1/31/2006           $10,652                $10,868          $10,795
2/28/2006           $10,698                $10,933          $10,817
3/31/2006           $10,615                $10,820          $10,876
4/30/2006           $10,597                $10,801          $10,969
5/31/2006           $10,644                $10,875          $11,023
6/30/2006           $10,598                $10,826          $11,045
7/31/2006           $10,720                $10,971          $11,078
8/31/2006           $10,861                $11,158          $11,100
9/30/2006           $10,919                $11,240          $11,045
10/31/2006          $10,969                $11,307          $10,985
11/30/2006          $11,037                $11,397          $10,969
12/31/2006          $10,991                $11,343          $10,985
1/31/2007           $10,964                $11,292          $11,019
2/28/2007           $11,081                $11,451          $11,078
3/31/2007           $11,063                $11,428          $11,179
4/30/2007           $11,083                $11,464          $11,251
5/31/2007           $11,036                $11,405          $11,320
6/30/2007           $10,988                $11,343          $11,342
7/31/2007           $11,056                $11,446          $11,339
8/31/2007           $11,037                $11,474          $11,318
9/30/2007           $11,164                $11,627          $11,349
10/31/2007          $11,204                $11,668          $11,374
11/30/2007          $11,263                $11,797          $11,441
12/31/2007          $11,263                $11,830          $11,434
1/31/2008           $11,421                $12,070          $11,490
2/29/2008           $11,007                $11,569          $11,524
3/31/2008           $11,215                $11,867          $11,624
4/30/2008           $11,305                $11,937          $11,694
5/31/2008           $11,375                $11,997          $11,793
6/30/2008           $11,287                $11,872          $11,912


                               24 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 6/30/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2008 Morningstar. The Lehman Brothers Municipal Bond Index:
     10-Year Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 25

Your Fund's Expenses

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               26 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/08      VALUE 6/30/08   PERIOD* 1/1/08-6/30/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,003.90              $3.34
Hypothetical (5% return before expenses)         $1,000           $1,021.53              $3.37
CLASS C
Actual                                           $1,000           $1,001.20              $6.07
Hypothetical (5% return before expenses)         $1,000           $1,081.80              $6.12

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67% and C: 1.22%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                               Annual Report | 27

Franklin California Limited-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital, by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1) The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of five years or less.

CREDIT QUALITY BREAKDOWN*
Franklin California Limited-Term Tax-Free Income Fund
6/30/08

                          % OF TOTAL
RATINGS            LONG-TERM INVESTMENTS**
----------------   -----------------------
AAA                          17.4%
AA                           44.7%
A                            18.0%
BBB                          19.1%
Not Rated by S&P              0.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S
----------   -------
AAA or Aaa     0.8%

We are pleased to bring you Franklin California Limited-Term Tax-Free Income Fund's annual report for the fiscal year ended June 30, 2008.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $9.86 on June 30, 2007, to $9.94 on June 30, 2008. The Fund's Class A

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 64.


                               28 | Annual Report
shares paid dividends totaling 27.50 cents per share for the same period.(2) The Performance Summary beginning on page 30 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.48%. An investor in the 2008 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 4.21% from a taxable investment to match the Fund's Class A tax-free distribution rate.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to three-year range. Short-term rates trended down over the period and we sought to take advantage of relatively higher yields present on this area of the yield curve. As a result of our strategy, the Fund was positioned to preserve capital and produce tax-free income.

Thank you for your participation in Franklin California Limited-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

DIVIDEND DISTRIBUTIONS*
Franklin California Limited-Term
Tax-Free Income Fund - Class A

MONTH            DIVIDEND PER SHARE
--------------   ------------------
July 2007            2.30 cents
August 2007          2.36 cents
September 2007       2.36 cents
October 2007         2.36 cents
November 2007        2.45 cents
December 2007        2.28 cents
January 2008         2.28 cents
February 2008        2.28 cents
March 2008           2.14 cents
April 2008           2.14 cents
May 2008             2.14 cents
June 2008            2.50 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PORTFOLIO BREAKDOWN
Franklin California Limited-Term
Tax-Free Income Fund
6/30/08

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                      23.0%
Hospital & Health Care                         22.6%
General Obligation                             20.2%
Tax-Supported                                  12.7%
Other Revenue                                  10.3%
Subject to Government Appropriations            4.7%
Corporate-Backed                                3.8%
Transportation                                  1.9%
Higher Education                                0.8%

*    Does not include short-term investments and other net assets.


                               Annual Report | 29

Performance Summary as of 6/30/08

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FCALX)                    CHANGE   6/30/08   6/30/07
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.08    $9.94     $9.86
DISTRIBUTIONS (7/1/07-6/30/08)
Dividend Income                  $0.2750

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURN INCLUDES THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

                                                                      INCEPTION
CLASS A                                             1-YEAR   3-YEAR    (9/2/03)
-------                                             ------   ------   ---------
Cumulative Total Return(2)                          +3.64%   +8.01%    +10.09%
Average Annual Total Return(3)                      +1.28%   +1.82%     +1.53%
   Distribution Rate(4)                      2.48%
   Taxable Equivalent Distribution Rate(5)   4.21%
   30-Day Standardized Yield(6)              2.21%
   Taxable Equivalent Yield(5)               3.75%
   Total Annual Operating Expenses(7)
      Without Waiver                         1.26%
      With Waiver                            0.50%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.50% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION AND INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATION) UNTIL 10/31/08.


                               30 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    6/30/08
-------                    -------
1-Year                      +1.28%
3-Year                      +1.82%
Since Inception (9/2/03)    +1.53%

CLASS A (9/2/03-6/30/08)

             FRANKLIN CALIFORNIA
                 LIMITED-TERM          LEHMAN BROTHERS
             TAX-FREE INCOME FUND   MUNICIPAL BOND INDEX:
   DATE           - CLASS A           5-YEAR COMPONENT        CPI
   ----      --------------------   ---------------------   -------
9/2/2003            $ 9,775                $10,000          $10,000
9/30/2003           $ 9,873                $10,253          $10,033
10/31/2003          $ 9,814                $10,186          $10,022
11/30/2003          $ 9,824                $10,227          $ 9,995
12/31/2003          $ 9,844                $10,267          $ 9,984
1/31/2004           $ 9,873                $10,316          $10,033
2/29/2004           $ 9,942                $10,442          $10,087
3/31/2004           $ 9,914                $10,398          $10,152
4/30/2004           $ 9,807                $10,190          $10,184
5/31/2004           $ 9,750                $10,137          $10,244
6/30/2004           $ 9,781                $10,175          $10,276
7/31/2004           $ 9,842                $10,269          $10,260
8/31/2004           $ 9,913                $10,449          $10,265
9/30/2004           $ 9,905                $10,463          $10,287
10/31/2004          $ 9,926                $10,521          $10,341
11/30/2004          $ 9,888                $10,452          $10,347
12/31/2004          $ 9,920                $10,547          $10,309
1/31/2005           $ 9,922                $10,544          $10,330
2/28/2005           $ 9,895                $10,492          $10,390
3/31/2005           $ 9,877                $10,425          $10,471
4/30/2005           $ 9,909                $10,546          $10,542
5/31/2005           $ 9,922                $10,576          $10,531
6/30/2005           $ 9,955                $10,625          $10,536
7/31/2005           $ 9,942                $10,567          $10,585
8/31/2005           $ 9,959                $10,634          $10,639
9/30/2005           $ 9,976                $10,615          $10,769
10/31/2005          $ 9,962                $10,570          $10,791
11/30/2005          $ 9,949                $10,595          $10,704
12/31/2005          $ 9,976                $10,647          $10,661
1/31/2006           $ 9,993                $10,671          $10,742
2/28/2006           $ 9,999                $10,691          $10,764
3/31/2006           $ 9,988                $10,649          $10,823
4/30/2006           $10,006                $10,672          $10,915
5/31/2006           $10,028                $10,709          $10,970
6/30/2006           $10,028                $10,659          $10,991
7/31/2006           $10,071                $10,759          $11,024
8/31/2006           $10,126                $10,875          $11,046
9/30/2006           $10,170                $10,934          $10,991
10/31/2006          $10,183                $10,980          $10,932
11/30/2006          $10,217                $11,025          $10,915
12/31/2006          $10,231                $11,002          $10,932
1/31/2007           $10,244                $10,979          $10,965
2/28/2007           $10,289                $11,079          $11,024
3/31/2007           $10,313                $11,105          $11,124
4/30/2007           $10,327                $11,122          $11,196
5/31/2007           $10,351                $11,089          $11,265
6/30/2007           $10,375                $11,069          $11,287
7/31/2007           $10,410                $11,165          $11,284
8/31/2007           $10,445                $11,251          $11,263
9/30/2007           $10,481                $11,353          $11,294
10/31/2007          $10,516                $11,396          $11,318
11/30/2007          $10,553                $11,518          $11,386
12/31/2007          $10,588                $11,570          $11,378
1/31/2008           $10,676                $11,857          $11,434
2/29/2008           $10,636                $11,566          $11,468
3/31/2008           $10,702                $11,793          $11,567
4/30/2008           $10,725                $11,782          $11,637
5/31/2008           $10,759                $11,818          $11,735
6/30/2008           $10,761                $11,698          $11,853


                               Annual Report | 31

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 2/1/06, these shares were offered without an initial sales charge; thus actual total returns would have differed.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 1.79%.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) Distribution rate is based on an annualization of the current 2.10 cent per share current monthly dividend and the maximum offering price of $10.17 per share on 6/30/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2008 Morningstar. The Lehman Brothers Municipal Bond Index:
     5-Year Component is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have A minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               32 | Annual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 33

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 1/1/08      VALUE 6/30/08   PERIOD* 1/1/08-6/30/08
-------                                    -----------------   --------------   ----------------------
Actual                                           $1,000           $1,015.60             $2.46
Hypothetical (5% return before expenses)         $1,000           $1,022.43             $2.46

* Expenses are calculated using the most recent annualized six-month expense ratio, net of expense waiver, of 0.49%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                               34 | Annual Report

Franklin California
Tax-Exempt Money Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Exempt Money Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital and liquidity.(1) The Fund's portfolio invests at least 80% of its total assets in securities that pay interest free from such taxes. The Fund tries to maintain a stable $1.00 share price.

This annual report for Franklin California Tax-Exempt Money Fund covers the fiscal year ended June 30, 2008.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

With declining short-term interest rates, money market portfolio yields decreased during the period. Largely as a result, Franklin California Tax-Exempt Money Fund's seven-day effective yield fell from 3.15% at the beginning of the period to 0.99% on June 30, 2008.

INVESTMENT STRATEGY

AN INVESTMENT IN THE FUND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

We invest at least 80% of the Fund's total assets in high quality, short-term municipal securities whose interest is free from federal and California state personal income tax. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 68.


                               Annual Report | 35

PORTFOLIO BREAKDOWN

Franklin California Tax-Exempt Money Fund 6/30/08

                                            % OF TOTAL
                                            INVESTMENTS
                                            -----------
Variable Rate Notes                            82.7%
Notes and Bonds                                11.7%
Tax-Exempt Commercial Paper                     5.6%

PERFORMANCE SUMMARY

Franklin California Tax-Exempt Money Fund
SYMBOL: FCLXX
6/30/08

Seven-day effective yield(1)                   0.99%
Seven-day annualized yield                     0.98%
Taxable equivalent yield(2)                    1.66%
Total annual operating expenses(3)             0.55%

1.   Seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the published rates as of 6/27/08 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

3. Figures are as stated in the Fund's prospectus current as of the date of this report.

Annualized and effective yields are for the seven-day period ended 6/30/08. The Fund's average weighted maturity was 32 days. Yield reflects Fund expenses and fluctuations in interest rates on portfolio investments.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

MANAGER'S DISCUSSION

Short-term municipal bond yields declined during the reporting period, reflecting increased demand for high-quality short-term instruments and the Federal Reserve Board's seven consecutive federal funds target rate cuts.

The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, a benchmark for variable rate securities, which make up a large portion of Franklin California Tax-Exempt Money Fund, averaged a rate of 2.93% for the period under review.(2)

The Fund participated and reinvested in several issues during the year under review including California School Cash Reserves Program tax and revenue anticipation notes, Los Angeles County, California, tax and revenue anticipation notes, and Sacramento County, California, Sanitation District Financing Authority revenue variable rate demand notes.

Thank you for your continued participation in Franklin California Tax-Exempt Money Fund. We look forward to serving your future investment needs.

2. Source: Thomson Financial. The SIFMA Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria. The index is unmanaged and does not reflect management fees and expenses that affect Fund performance. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               36 | Annual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 37

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                            BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                               VALUE 1/1/08      VALUE 6/30/08   PERIOD* 1/1/08-6/30/08
                                            -----------------   --------------   ----------------------
Actual                                            $1,000           $1,009.20              $2.70
Hypothetical (5% return before expenses)          $1,000           $1,022.18              $2.72

* Expenses are calculated using the most recent annualized six-month expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                               38 | Annual Report

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                                                YEAR ENDED JUNE 30,
                                                   ----------------------------------------------------------------------
CLASS A                                               2008           2007           2006           2005           2004
-------                                            ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    12.48     $    12.43     $    12.85     $    12.24     $    12.83
                                                   ----------     ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ....................         0.54           0.54           0.55           0.55           0.56
   Net realized and unrealized gains (losses) ..        (0.29)          0.05          (0.43)          0.62          (0.59)
                                                   ----------     ----------     ----------     ----------     ----------
Total from investment operations ...............         0.25           0.59           0.12           1.17          (0.03)
                                                   ----------     ----------     ----------     ----------     ----------
Less distributions from net investment income ..        (0.54)         (0.54)         (0.54)         (0.56)         (0.56)
                                                   ----------     ----------     ----------     ----------     ----------
Redemption fees ................................           --(c)          --(c)          --(c)          --(c)          --
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...................   $    12.19     $    12.48     $    12.43     $    12.85     $    12.24
                                                   ==========     ==========     ==========     ==========     ==========
Total return(d) ................................         1.98%          4.79%          0.96%          9.70%         (0.22)%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................         0.61%          0.61%          0.61%          0.61%          0.61%
Net investment income ..........................         4.33%          4.29%          4.34%          4.38%          4.51%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $1,875,898     $1,810,358     $1,751,279     $1,780,642     $1,698,669
Portfolio turnover rate ........................        13.14%          6.77%          5.75%          3.87%         12.21%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 39

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                                     YEAR ENDED JUNE 30,
                                                   -------------------------------------------------------
CLASS B                                              2008        2007        2006        2005        2004
-------                                            -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 12.54     $ 12.49     $ 12.91     $ 12.29     $ 12.88
                                                   -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ....................      0.47        0.48        0.48        0.49        0.50
   Net realized and unrealized gains (losses) ..     (0.28)       0.04       (0.43)       0.62       (0.60)
                                                   -------     -------     -------     -------     -------
Total from investment operations ...............      0.19        0.52        0.05        1.11       (0.10)
                                                   -------     -------     -------     -------     -------
Less distributions from net investment income ..     (0.47)      (0.47)      (0.47)      (0.49)      (0.49)
                                                   -------     -------     -------     -------     -------
Redemption fees ................................        --(c)       --(c)       --(c)       --(c)       --
                                                   -------     -------     -------     -------     -------
Net asset value, end of year ...................   $ 12.26     $ 12.54     $ 12.49     $ 12.91     $ 12.29
                                                   =======     =======     =======     =======     =======
Total return(d) ................................      1.49%       4.20%       0.41%       9.15%      (0.77)%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.16%       1.16%       1.16%       1.16%       1.16%
Net investment income ..........................      3.78%       3.74%       3.79%       3.83%       3.96%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $48,875     $59,127     $68,922     $78,038     $77,169
Portfolio turnover rate ........................     13.14%       6.77%       5.75%       3.87%      12.21%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               40 | Annual Report

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                                        YEAR ENDED JUNE 30,
                                                   ------------------------------------------------------------
CLASS C                                              2008         2007         2006         2005         2004
-------                                            --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  12.60     $  12.55     $  12.97     $  12.34     $  12.93
                                                   --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................       0.47         0.48         0.48         0.49         0.50
   Net realized and unrealized gains (losses) ..      (0.28)        0.04        (0.43)        0.63        (0.60)
                                                   --------     --------     --------     --------     --------
Total from investment operations ...............       0.19         0.52         0.05         1.12        (0.10)
                                                   --------     --------     --------     --------     --------
Less distributions from net investment income ..      (0.47)       (0.47)       (0.47)       (0.49)       (0.49)
                                                   --------     --------     --------     --------     --------
Redemption fees ................................         --(c)        --(c)        --(c)        --(c)        --
                                                   --------     --------     --------     --------     --------
Net asset value, end of year ...................   $  12.32     $  12.60     $  12.55     $  12.97     $  12.34
                                                   ========     ========     ========     ========     ========
Total return(d) ................................       1.48%        4.17%        0.40%        9.19%       (0.78)%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.16%        1.16%        1.16%        1.16%        1.16%
Net investment income ..........................       3.78%        3.74%        3.79%        3.83%        3.96%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $163,407     $139,476     $133,560     $129,156     $120,610
Portfolio turnover rate ........................      13.14%        6.77%        5.75%        3.87%       12.21%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 41

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2008

    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
    ------------------------------------------------                                              ----------------  --------------
    MUNICIPAL BONDS 99.1%
    CALIFORNIA 99.1%
    ABAG Finance Authority for Nonprofit Corps. COP,
       Lincoln Child Center Inc., California Mortgage Insured, 6.125%, 11/01/24 ................  $      1,950,000  $    1,992,394
       Lytton Gardens Inc., Refunding, California Mortgage Insured, 6.00%, 2/15/30 .............         3,500,000       3,544,555
       Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 ...........................         5,000,000       5,046,450
    ABAG Finance Authority for Nonprofit Corps. Revenue,
       Poway Retirement Housing Foundation Housing Inc. Project, Series A, California Mortgage
          Insured, 5.375%, 11/15/25 ............................................................         5,145,000       5,218,162
       Sansum-Santa Barbara, Refunding, Series A, California Mortgage Insured, 5.60%,
          4/01/26 ..............................................................................         2,750,000       2,816,798
    Acalanes UHSD, GO, Capital Appreciation, Election of 2002, Series A, FGIC Insured,
       zero cpn., 8/01/25 ......................................................................         9,045,000       3,757,203
    Alameda Corridor Transportation Authority Revenue, AMBAC Insured, zero cpn. to 10/01/12,
       5.25% thereafter, 10/01/21 ..............................................................        64,660,000      52,379,773
       5.45% thereafter, 10/01/25 ..............................................................        25,000,000      20,067,750
    Alameda Power and Telecommunication Electric System Revenue COP, Refunding, Series A,
       MBIA Insured, 5.75%, 7/01/30 ............................................................         3,305,000       3,454,419
    Alhambra City Elementary School District GO,
       Capital Appreciation, Election of 1999, Series B, FGIC Insured, zero cpn., 9/01/27 ......         3,035,000       1,047,439
       Series A, FSA Insured, Pre-Refunded, 5.60%, 9/01/24 .....................................         2,065,000       2,164,141
    Antelope Valley UHSD, GO, Series A, MBIA Insured, 5.00%, 2/01/27 ...........................         5,000,000       5,105,350
    Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, FSA Insured, zero cpn.,
       8/01/29 .................................................................................         5,110,000       1,635,047
       8/01/33 .................................................................................        11,690,000       2,933,255
       8/01/39 .................................................................................         9,620,000       1,708,031
       8/01/46 .................................................................................        27,665,000       3,254,787
    Atascadero CDA Tax Allocation, Redevelopment Project, XLCA Insured, 5.00%, 9/01/34 .........         4,315,000       3,959,444
    Auburn USD, COP, Refinancing Project, Assured Guaranty, 5.00%, 6/01/38 .....................        10,000,000       9,786,900
    Bakersfield City School District GO, Series A, FSA Insured, 5.00%,
       11/01/27 ................................................................................         2,415,000       2,478,998
       11/01/28 ................................................................................         2,535,000       2,592,950
    Bakersfield Wastewater Revenue, Series A, FSA Insured, 5.00%, 9/15/32 ......................        10,430,000      10,606,267
    Baldwin Park RDA Tax Allocation, Refunding, FSA Insured, 5.70%, 9/01/25 ....................         4,000,000       4,236,640
    Baldwin Park USD, GO,
(a)    Capital Appreciation, Election of 2006, FSA Insured, zero cpn., 8/01/28 .................         5,810,000       1,813,127
       Election of 2006, FSA Insured, 5.00%, 8/01/31 ...........................................         5,440,000       5,499,133
    Beaumont USD, COP, Refunding, Series A, FSA Insured, 5.80%, 1/01/21 ........................         1,500,000       1,515,000
    Brea and Olinda USD, GO, Series A, FGIC Insured, 5.60%, 8/01/20 ............................         1,000,000       1,039,950
    Brentwood Infrastructure Financing Authority Infrastructure Revenue, Refunding, Series A,
       FSA Insured, 5.00%, 9/02/32 .............................................................         3,800,000       3,789,170
    Cabrillo Community College District GO,
       Capital Appreciation, Election of 2004, Series B, MBIA Insured, zero cpn., 8/01/39 ......        12,570,000       2,126,467
       Series C, AMBAC Insured, Pre-Refunded, 5.375%, 5/01/26                                            5,400,000       5,780,700
    California Community College Financing Authority Lease Revenue, Grossmont Palomar and
       Shasta, Series A, MBIA Insured, 5.125%, 4/01/31 .........................................         3,030,000       3,050,786
    California Educational Facilities Authority Revenue,
       Pomona College, Series B, Pre-Refunded, 5.50%, 7/01/29 ..................................         4,455,000       4,668,662
       Stanford University, Refunding, Series O, 5.125%, 1/01/31 ...............................        24,705,000      24,867,806


                               42 | Annual Report

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
    ------------------------------------------------                                              ----------------  --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Health Facilities Financing Authority Revenue,
       Asian Community Center, Series A, AMBAC Insured, 5.00%, 4/01/37 .........................  $     10,550,000  $   10,039,907
       Catholic Healthcare West, Refunding, ACA Insured, 5.00%, 7/01/28 ........................        10,000,000       9,363,600
       Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/28 ...........................        12,995,000      12,093,667
       Catholic Healthcare West, Series A, Pre-Refunded, 5.00%, 7/01/28 ........................         2,005,000       2,025,050
       Community Health Facilities, Series A, California Mortgage Insured, 5.80%, 8/01/25 ......         1,095,000       1,118,805
       Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ........................................        15,400,000      15,508,878
       Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 .......................................         5,000,000       5,083,700
       Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 .......................................         4,000,000       4,065,960
       Marshall Hospital, Refunding, Series A, California Mortgage Insured, 5.30%, 11/01/28 ....         3,325,000       3,330,619
       Northern California Presbyterian, Refunding, 5.40%, 7/01/28 .............................         5,000,000       4,703,150
       Orange County Health Facility, Series A, California Mortgage Insured, 6.20%, 11/01/24 ...         3,435,000       3,509,814
       Senior Living, Aldersly, Series A, California Mortgage Insured, 5.25%, 3/01/32 ..........         2,000,000       1,991,800
       Sutter Health, Refunding, Series A, MBIA Insured, 5.00%, 8/15/19 ........................         1,585,000       1,613,007
       Sutter Health, Refunding, Series A, MBIA Insured, 5.00%, 8/15/38 ........................         3,735,000       3,735,859
       Sutter Health, Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/19 .....................           115,000         120,098
       Sutter Health, Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/38 .....................           265,000         276,747
       The Help Group, Refunding, California Mortgage Insured, 5.40%, 8/01/22 ..................         5,000,000       5,061,950
       True to Life Children's Services, Series A, California Mortgage Insured, 5.625%,
          9/01/25 ..............................................................................         1,250,000       1,278,988
       UCSF-Stanford Health Care, Series A, FSA Insured, Pre-Refunded, 5.00%, 11/15/28 .........         9,530,000       9,735,371
    California HFAR, Home Mortgage, Series N, AMBAC Insured, zero cpn. to 2/01/10,
       6.30% thereafter, 8/01/31 ...............................................................           240,000         219,194
    California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
       first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33 .......................         8,460,000       8,914,894
    California PCFA, PCR, Southern California Edison Co., Refunding, Series C, MBIA Insured,
       5.55%, 9/01/31 ..........................................................................         4,800,000       4,612,272
    California Public School District Financing Authority Lease Revenue, Southern Kern USD,
       Series B, FSA Insured, ETM, 5.90%, 9/01/26 ..............................................         1,615,000       1,852,389
    California State Department of Water Resources Central Valley Project Revenue, Water System,
       Refunding, Series Q, MBIA Insured, 5.375%, 12/01/27 .....................................           365,000         365,858
    California State Department of Water Resources Water Revenue,
       Central Valley Project, Refunding, Series AC, MBIA Insured, 5.00%, 12/01/26 .............         3,535,000       3,626,415
       Central Valley Project, Refunding, Series AD, FSA Insured, 5.00%, 12/01/26 ..............         2,145,000       2,210,573
       Central Valley Project, Series AC, MBIA Insured, Pre-Refunded, 5.00%, 12/01/26 ..........            40,000          43,658
       Central Valley Project, Series AD, FSA Insured, Pre-Refunded, 5.00%, 12/01/26 ...........            25,000          27,268
       FSA Insured, Pre-Refunded, 5.125%, 12/01/29 .............................................           115,000         122,903
       Refunding, FSA Insured, 5.125%, 12/01/29 ................................................         4,885,000       4,975,714
    California State GO,
       FGIC Insured, 5.375%, 6/01/26 ...........................................................         1,350,000       1,358,951
       FSA Insured, Pre-Refunded, 5.50%, 9/01/29 ...............................................        34,500,000      36,117,015
       MBIA Insured, 6.00%, 8/01/16 ............................................................           210,000         210,496
       MBIA Insured, 6.00%, 10/01/21 ...........................................................            65,000          65,439
       MBIA Insured, Pre-Refunded, 5.00%, 8/01/29 ..............................................        19,520,000      20,413,626
       Pre-Refunded, 5.00%, 10/01/27 ...........................................................        30,790,000      31,350,070
       Pre-Refunded, 5.125%, 6/01/31 ...........................................................        24,705,000      26,199,900
       Refunding, 5.125%, 6/01/31 ..............................................................           295,000         296,448
       Refunding, MBIA Insured, 5.00%, 8/01/29 .................................................           730,000         733,402


                               Annual Report | 43

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
    ------------------------------------------------                                              ----------------  --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California State GO, (continued)
       Various Purpose, 5.00%, 11/01/32 ........................................................  $     22,500,000  $   22,310,775
       Various Purpose, Refunding, 5.00%, 3/01/32 ..............................................         3,000,000       2,975,130
       Various Purpose, Refunding, 5.00%, 12/01/32 .............................................        14,585,000      14,462,486
    California State Local Government Finance Authority Revenue, Marin Valley Mobile,
       Senior Series A, FSA Insured, 5.80%, 10/01/20 ...........................................         3,770,000       3,839,707
    California State Public Works Board Lease Revenue, Department of Mental Health Hospital,
       Series A, AMBAC Insured, 5.00%,
       12/01/21 ................................................................................         4,100,000       4,173,677
       12/01/26 ................................................................................         5,675,000       5,733,679
    California State University Foundation Revenue, Monterey Bay, MBIA Insured, Pre-Refunded,
       5.35%, 6/01/31 ..........................................................................         2,000,000       2,133,480
    California State University of Los Angeles Auxiliary Services Inc. Revenue, MBIA Insured,
       Pre-Refunded, 5.125%, 6/01/33 ...........................................................         3,200,000       3,393,632
    California State University Revenue, Systemwide, Series A, FSA Insured, 5.00%, 11/01/33 ....        10,000,000      10,123,300
    California State University Revenue and Colleges Revenue, Systemwide, Refunding, Series A,
       AMBAC Insured, 5.00%, 11/01/33 ..........................................................        22,000,000      22,091,960
    California Statewide CDA,
       COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 ...................................        12,250,000      11,634,927
       COP, Kaiser Permanente, ETM, 5.30%, 12/01/15 ............................................         9,700,000      10,151,729
       COP, MBIA Insured, 5.00%, 4/01/18 .......................................................         3,000,000       2,936,400
       COP, Refunding, California Mortgage Insured, 5.75%, 8/01/21 .............................         9,585,000       9,794,336
       COP, Refunding, FSA Insured, 5.50%, 8/15/31 .............................................         7,000,000       7,206,570
       MFHR, Silver Ridge Apartments, Mandatory Put 8/01/21, Series H, FNMA Insured, 5.80%,
          8/01/33 ..............................................................................         2,785,000       2,849,111
    California Statewide CDA Revenue,
       Adventist, Series B, Assured Guaranty, 5.00%, 3/01/37 ...................................        17,000,000      16,299,770
       Catholic Healthcare West, Series K, Assured Guaranty, 5.50%, 7/01/41 ....................        17,000,000      17,436,220
       COP, John Muir/Mt. Diablo Health System, MBIA Insured, 5.125%, 8/15/22 ..................         5,000,000       5,066,350
       Henry Mayo Newhall Memorial, Series B, MBIA Insured, 5.05%, 10/01/28 ....................         7,825,000       7,602,144
       Hospital Monterey Peninsula, Series B, FSA Insured, 5.25%, 6/01/23 ......................         2,000,000       2,067,140
       Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/27 ..........        15,000,000      14,852,250
       Refunding, California Mortgage Insured, 5.00%, 8/01/21 ..................................         2,035,000       2,037,625
       St. Ignatius College Preparatory, AMBAC Insured, 5.00%, 6/01/37 .........................         7,215,000       7,074,091
       St. Joseph Health System, Series E, FSA Insured, 5.25%, 7/01/47 .........................        20,000,000      20,092,600
       Sutter Health, Series C, FSA Insured, 5.05%, 8/15/38 ....................................        15,000,000      14,907,150
    California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program,
       Refunding, Series A, FSA Insured, 5.00%, 10/01/32 .......................................         9,320,000       9,400,804
       Refunding, Series B, FSA Insured, 5.75%, 10/01/29 .......................................         1,465,000       1,502,270
       Series B, FSA Insured, Pre-Refunded, 5.65%, 10/01/26 ....................................         2,400,000       2,546,472
       Series B, FSA Insured, Pre-Refunded, 5.65%, 10/01/26 ....................................         1,020,000       1,065,186
    Campbell USD, GO, FSA Insured, 5.00%, 8/01/27 ..............................................         7,150,000       7,327,820
    Castaic Lake Water Agency Revenue COP,
       1999 Project, Refunding, AMBAC Insured, 4.50%, 8/01/26 ..................................         7,700,000       7,239,694
       Series A, MBIA Insured, 5.00%, 8/01/29 ..................................................         8,000,000       8,004,880


                               44 | Annual Report

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
    ------------------------------------------------                                              ----------------  --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Chabot-Las Positas Community College District GO, Capital Appreciation Bonds, Series C,
       AMBAC Insured, zero cpn.,
       8/01/35 .................................................................................  $     10,000,000  $    2,177,300
       8/01/36 .................................................................................        10,000,000       2,052,500
       8/01/37 .................................................................................        15,045,000       2,910,455
    Chaffey Community College District GO,
       Refunding, Series A, FSA Insured, 5.00%, 7/01/27 ........................................           270,000         279,272
       Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/27 .....................................         5,480,000       5,906,070
    Charter Oak USD, GO, Election of 2000, Series D, FGIC Insured, 5.00%, 8/01/30 ..............         3,115,000       3,025,662
    Chico PFAR, Merged Redevelopment Project Area, MBIA Insured, 5.125%, 4/01/24 ...............         2,790,000       2,837,737
    Chino Basin Regional Financing Authority Revenue, Municipal Water District, Sewer System
       Project, Refunding, AMBAC Insured, 6.00%, 8/01/16 .......................................         2,000,000       2,005,480
    Chula Vista Elementary School District GO, Election of 1998, Series F, MBIA Insured, 5.00%,
       8/01/28 .................................................................................         2,685,000       2,729,893
    Clovis PFAR, 2001 Corp. Yard Project, AMBAC Insured, 5.00%, 3/01/27 ........................         3,265,000       3,321,550
    Compton USD, GO, Election of 2002, Series B, MBIA Insured, Pre-Refunded, 5.00%,
       6/01/29 .................................................................................         2,000,000       2,170,000
    Corona-Norco USD,
       COP, Refunding, FSA Insured, 5.125%, 4/15/25 ............................................         5,355,000       5,418,671
       COP, Refunding, FSA Insured, 5.125%, 4/15/29 ............................................         2,540,000       2,560,244
       GO, Capital Appreciation, Refunding, Series B, FSA Insured, zero cpn., 3/01/25 ..........         1,400,000         597,156
       GO, Capital Appreciation, Series B, FSA Insured, zero cpn., 9/01/23 .....................         2,320,000       1,084,368
       GO, Capital Appreciation, Series B, FSA Insured, zero cpn., 9/01/24 .....................         2,620,000       1,155,525
       GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 9/01/25 ....................         4,655,000       1,856,181
       GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 9/01/26 ....................         6,080,000       2,277,690
    Coronado CDA Tax Allocation, Community Development Project, MBIA Insured, 5.375%,
       9/01/26 .................................................................................         2,700,000       2,787,021
    Cucamonga County Water District COP, FGIC Insured, 5.00%, 9/01/29 ..........................         5,070,000       5,092,308
    Culver City USD, GO, MBIA Insured, Pre-Refunded,
       5.125%, 8/01/37 .........................................................................           650,000         658,255
       5.20%, 8/01/38 ..........................................................................         3,285,000       3,442,384
    Delano USD, COP, Refinancing Project, MBIA Insured, 5.125%, 1/01/22 ........................         1,620,000       1,713,166
    East Bay MUD Water System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/26 .................        14,000,000      14,798,700
(a) East Side UHSD Santa Clara County GO, Election of 2008, Series A, Assured Guaranty,
       5.00%, 8/01/38 ..........................................................................         4,255,000       4,274,913
    El Centro Financing Authority Wastewater Revenue, Series A, FSA Insured, 5.25%,
       10/01/35 ................................................................................         6,200,000       6,324,186
    El Monte City School District GO, Election of 2004,
       Series A, FGIC Insured, 5.00%, 5/01/30 ..................................................         4,500,000       4,371,615
       Series B, FSA Insured, 5.00%, 8/01/32 ...................................................         5,535,000       5,627,711
    El Monte Water Authority Revenue, Water System Project, AMBAC Insured, Pre-Refunded,
       5.60%, 9/01/34 ..........................................................................         1,800,000       1,947,546
    Escondido Joint Powers Financing Authority Lease Revenue, AMBAC Insured, 5.125%,
       9/01/30 .................................................................................         3,770,000       3,800,763
    Escondido USD, GO, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/26 .....................        11,665,000      12,484,466
    Eureka USD, GO, FSA Insured, 5.00%, 8/01/25 ................................................         4,145,000       4,289,329
    Fairfield Suisun USD, GO,
       Election of 2002, MBIA Insured, 5.00%, 8/01/25 ..........................................         4,185,000       4,277,196
       MBIA Insured, 5.00%, 8/01/27 ............................................................        12,000,000      12,225,600


                               Annual Report | 45

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
    ------------------------------------------------                                              ----------------  --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Florin Resource Conservation District COP, Elk Grove Water Service, Refunding, Series A,
       MBIA Insured, 5.00%, 3/01/33 ............................................................     $   5,000,000  $    5,015,450
    Folsom COP, Central Business District Fire Station, MBIA Insured, 5.125%, 10/01/26 .........         2,030,000       2,080,912
    Foothill/Eastern Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/17 .......................        20,000,000      12,898,200
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/18 .......................        25,000,000      15,150,250
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/19 .......................         5,970,000       3,405,348
       senior lien, Refunding, Series A, MBIA Insured, 5.00%, 1/01/35 ..........................        66,735,000      61,933,417
    Franklin-McKinley School District GO, Election of 2004, Series A, FGIC Insured, 5.00%,
       8/01/29 .................................................................................         5,280,000       5,125,771
    Fresno USD, GO, Refunding,
       Series B, MBIA Insured, 5.00%, 2/01/21 ..................................................         2,860,000       2,718,802
       Series C, MBIA Insured, 5.90%, 2/01/20 ..................................................         2,065,000       2,124,245
       Series C, MBIA Insured, 5.90%, 8/01/22 ..................................................         3,000,000       3,082,980
    Fullerton School District GO, Capital Appreciation, Series A, FGIC Insured, zero cpn.,
       8/01/23 .................................................................................         3,030,000       1,370,863
    Fullerton University Foundation Auxiliary Organization Revenue, Series A, MBIA Insured,
       5.75%,
       7/01/25 .................................................................................         1,250,000       1,310,200
       7/01/30 .................................................................................         1,000,000       1,046,190
    Gilroy USD, GO, Election of 2002, FGIC Insured, 5.00%, 8/01/30 .............................         8,650,000       8,513,330
    Glendale USD, GO, Series C, FSA Insured, 5.50%, 9/01/24 ....................................         2,750,000       2,837,038
    Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, MBIA Insured, 5.00%,
       9/01/24 .................................................................................         5,000,000       5,095,250
    Grossmont UHSD,
       COP, FSA Insured, Pre-Refunded, 5.75%, 9/01/26 ..........................................         2,250,000       2,309,783
       GO, Capital Appreciation, Election of 2004, FSA Insured, zero cpn., 8/01/24 .............         5,110,000       2,263,270
    Hartnell Community College District GO, Election of 2002, Series B, FSA Insured, 5.00%,
       6/01/31 .................................................................................         5,000,000       5,097,950
    Hollister RDA Tax Allocation, Community Development Project, Refunding, AMBAC Insured,
       5.125%, 10/01/32 ........................................................................        19,815,000      19,908,329
    Huntington Beach City and School District COP, MBIA Insured, Pre-Refunded, 5.25%,
       7/01/29 .................................................................................         1,795,000       1,894,353
    Jefferson San Mateo County UHSD, GO, Refunding, Series A, MBIA Insured, 6.45%,
       8/01/25 .................................................................................         3,045,000       3,354,494
       8/01/29 .................................................................................         3,075,000       3,357,008
    Jurupa Community Services District Special Tax, CFD No. 2, Series A, AMBAC Insured,
       5.00%, 9/01/32 ..........................................................................         7,000,000       7,020,370
    Jurupa USD, COP, FSA Insured, 5.625%, 9/01/24 ..............................................         1,600,000       1,673,888
    Kern High School District GO,
       Election of 2004, Series C, FGIC Insured, 5.00%, 8/01/33 ................................         7,535,000       7,335,172
       FSA Insured, ETM, 6.625%, 8/01/14 .......................................................         1,535,000       1,804,700
       FSA Insured, ETM, 6.625%, 8/01/15 .......................................................         1,400,000       1,671,166
    Lancaster Financing Authority Tax Allocation Revenue, Subordinated, Redevelopment Projects
       No. 5 and 6, Series B, FGIC Insured, 5.00%, 2/01/35 .....................................         5,775,000       5,569,121
    Lancaster School District GO, Capital Appreciation, Election of 1999, MBIA Insured, zero cpn.,
       8/01/25 .................................................................................         5,495,000       2,219,321
       7/01/26 .................................................................................         5,965,000       2,274,693
    Las Virgenes USD, GO, Series A, FSA Insured, 5.00%, 8/01/28 ................................         5,245,000       5,374,342


                               46 | Annual Report

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
    ------------------------------------------------                                              ----------------  --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Lodi Electric Systems Revenue COP, Series A, MBIA Insured, Pre-Refunded, 5.50%,
       1/15/32 .................................................................................  $      4,000,000  $    4,121,720
    Lodi USD, GO, MBIA Insured, 5.00%, 8/01/23 .................................................         2,150,000       2,187,152
    Lodi USD School Facilities Improvement District No. 1 GO, Election of 2006, FSA Insured,
       5.00%,
       8/01/30 .................................................................................         6,450,000       6,581,838
       8/01/32 .................................................................................         8,220,000       8,351,602
    Long Beach Bond Finance Authority Lease Revenue,
       Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/19 ................         4,000,000       4,032,200
       Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/26 ................        11,000,000      10,703,220
       Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.25%, 11/01/30 ................         2,000,000       1,956,120
       Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/26 .......................         6,780,000       6,636,196
       Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/31 .......................        10,500,000       9,932,580
    Long Beach Bond Finance Authority Tax Allocation Revenue, North Long Beach Redevelopment
       Projects, Series A, AMBAC Insured,
       5.00%, 8/01/25 ..........................................................................         7,015,000       6,990,798
       5.00%, 8/01/31 ..........................................................................         3,135,000       3,010,478
       Pre-Refunded, 5.00%, 8/01/25 ............................................................         6,535,000       6,994,084
       Pre-Refunded, 5.00%, 8/01/31 ............................................................         8,865,000       9,487,766
    Long Beach University School District GO, Election of 1999, Series C, MBIA Insured,
       5.125%, 8/01/31 .........................................................................        13,870,000      13,995,801
    Los Angeles Community College District GO,
       Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 ....................................         4,000,000       4,240,680
       Series B, FSA Insured, 5.00%, 8/01/27 ...................................................         4,000,000       4,111,680
    Los Angeles COP,
       Municipal Improvement Corp. of Los Angeles, Program AW Certificates, AMBAC Insured,
          5.00%, 6/01/27 .......................................................................         5,895,000       5,976,646
       Real Property Program, MBIA Insured, 5.00%, 2/01/27 .....................................         9,890,000      10,041,614
    Los Angeles County COP, Antelope Valley Courthouse, Series A, AMBAC Insured,
       Pre-Refunded, 5.25%,
          11/01/27 .............................................................................         2,500,000       2,646,875
          11/01/33 .............................................................................         2,500,000       2,646,875
    Los Angeles County Public Works Financing Authority Lease Revenue, Master Refunding
       Project, Refunding, Series B, FGIC Insured, 5.00%, 9/01/31 ..............................         7,600,000       7,248,652
    Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
       District No. 14, Refunding, Sub Series B, FGIC Insured, 5.00%, 10/01/28 .................         5,000,000       4,887,550
    Los Angeles Department of Water and Power Waterworks Revenue, System, Sub Series A-2,
       AMBAC Insured, 5.00%, 7/01/44 ...........................................................        25,000,000      24,834,500
    Los Angeles Mortgage Revenue, Refunding, Series I, MBIA Insured, 6.50%, 7/01/22 ............           740,000         740,696
    Los Angeles USD, GO,
       Election of 2002, Series C, FSA Insured, 5.00%, 7/01/32 .................................        19,000,000      19,316,540
       Election of 2004, Series H, FSA Insured, 5.00%, 7/01/27 .................................         5,000,000       5,153,400
       Election of 2004, Series H, FSA Insured, 5.00%, 7/01/28 .................................         5,000,000       5,134,850
       Election of 2005, Series E, FSA Insured, 5.00%, 7/01/27 .................................         5,800,000       5,977,944
    Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/26 .............        10,000,000      10,073,100
    Los Angeles Water and Power Revenue, Power System,
       Refunding, Series A, MBIA Insured, 5.00%, 7/01/24 .......................................        12,000,000      12,065,760
       Sub Series A-1, AMBAC Insured, 5.00%, 7/01/37 ...........................................        20,000,000      20,100,600
       Sub Series A-1, FSA Insured, 5.00%, 7/01/35 .............................................         5,000,000       5,055,850


                               Annual Report | 47

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
    ------------------------------------------------                                              ----------------  --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Lynwood PFA Tax Allocation, Project Area A, Refunding, Series A, FSA Insured, 5.85%,
       9/01/18 .................................................................................  $      1,765,000  $    1,839,359
    Lynwood PFA Water Revenue, Water System Improvement Project, MBIA Insured,
       5.85%, 6/01/22 ..........................................................................           665,000         685,495
       5.90%, 6/01/29 ..........................................................................         3,105,000       3,202,932
    Marin Municipal Water District COP, Financing Project, AMBAC Insured, 5.00%, 7/01/29 .......         1,200,000       1,210,500
    Mendocino County COP, Public Facilities Corp., MBIA Insured, 5.25%, 6/01/30 ................         2,680,000       2,737,968
    Merced Irrigation District Electricity System Revenue, Refunding, XLCA Insured, 5.00%,
       9/01/26 .................................................................................        10,000,000       9,789,100
    Millbrae COP, Police Department Expansion, AMBAC Insured, 5.875%, 3/01/24 ..................         1,025,000       1,064,893
    Modesto Irrigation District COP, Capital Improvements, Series A, FSA Insured, 5.00%,
       7/01/26 .................................................................................         5,000,000       5,083,250
       7/01/31 .................................................................................         8,285,000       8,361,553
    Monrovia USD, GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/31 ..................         4,915,000       4,993,148
    Montebello CRDA Tax Allocation, Montebello Hills Redevelopment Project, Refunding,
       MBIA Insured, 5.60%, 3/01/19 ............................................................         2,460,000       2,468,143
    Montebello COP, Capital Improvement Project, Refunding, FSA Insured, 5.375%,
       11/01/26 ................................................................................         8,715,000       9,095,584
    Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, 5.00%, 8/01/26 .............         4,000,000       4,348,640
    Morgan Hill USD, GO, FGIC Insured, Pre-Refunded, 5.50%, 8/01/25 ............................         3,840,000       4,101,734
    Mount Diablo USD, GO, Election of 2002, FGIC Insured, 5.00%, 7/01/25 .......................         6,025,000       6,123,388
    Murrieta Valley USD, COP, MBIA Insured, 5.00%, 8/01/27 .....................................         2,380,000       2,430,147
    Natomas USD, GO, FSA Insured, 5.00%, 9/01/26 ...............................................         2,535,000       2,618,579
    Nevada Joint UHSD, GO, Series A, FSA Insured, 5.00%, 8/01/26 ...............................         1,295,000       1,319,799
    Newark USD, GO, Capital Appreciation,
       Series B, FGIC Insured, zero cpn., 8/01/24 ..............................................         9,905,000       3,980,919
       Series C, FSA Insured, zero cpn., 8/01/22 ...............................................         2,165,000       1,046,366
       Series C, FSA Insured, zero cpn., 8/01/23 ...............................................         2,465,000       1,116,990
       Series C, FSA Insured, zero cpn., 8/01/24 ...............................................         2,560,000       1,093,453
       Series C, FSA Insured, zero cpn., 8/01/25 ...............................................         2,705,000       1,089,060
    Norco RDA Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured, 5.625%,
       3/01/30 .................................................................................         1,000,000       1,044,040
    Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded, 7.50%,
       7/01/23 .................................................................................         3,200,000       4,168,864
    Oakland Revenue, 1800 Harrison Foundation, Series A, AMBAC Insured, Pre-Refunded,
       6.00%, 1/01/29 ..........................................................................        10,000,000      10,505,700
    Oceanside COP, AMBAC Insured, 5.20%, 4/01/23 ...............................................         2,500,000       2,556,675
    Orange County Sanitation Districts COP, FGIC Insured, 5.00%, 2/01/33 .......................         8,000,000       8,021,040
    Palm Springs Financing Authority Lease Revenue, Convention Center Project, Refunding,
       Series A, MBIA Insured, 5.00%, 11/01/25 .................................................         2,295,000       2,339,959
    Pasadena Area Community College District GO, Election of 2002, Series A, FGIC Insured,
       5.00%, 6/01/28 ..........................................................................         4,000,000       4,300,240
    Pasadena USD, GO, Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/24 .....................         1,000,000       1,045,510
    Patterson Joint USD, GO, Capital Appreciation,
       Series A, FGIC Insured, zero cpn., 8/01/22 ..............................................         1,900,000         912,285
       Series A, FGIC Insured, zero cpn., 8/01/24 ..............................................         2,075,000         883,743
       Series A, FGIC Insured, zero cpn., 8/01/25 ..............................................         2,170,000         869,150
       Series A, FGIC Insured, zero cpn., 8/01/26 ..............................................         2,265,000         852,342
       Series C, FGIC Insured, zero cpn., 8/01/23 ..............................................         1,985,000         898,074


                               48 | Annual Report

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
    ------------------------------------------------                                              ----------------  --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Peralta Community College District GO, Election of 2000, Series B, MBIA Insured, 5.25%,
       8/01/32 .................................................................................  $      8,450,000  $    8,677,051
    Perris CFD No. 93-1 Special Tax, Series A, AMBAC Insured, 5.125%, 8/15/23 ..................         4,000,000       3,782,360
    Plumas County COP, Capital Improvement Program, Series A, AMBAC Insured, 5.00%,
       6/01/33 .................................................................................         3,280,000       3,281,509
    Pomona PFA Lease Revenue, Series AN, AMBAC Insured, 5.00%, 10/01/30 ........................         5,190,000       5,214,652
    Porterville COP, Sewer System Refining Project, Refunding, AMBAC Insured, 5.25%,
       10/01/23 ................................................................................         3,000,000       3,051,510
    Poway RDA Tax Allocation,
       MBIA Insured, Pre-Refunded, 5.75%, 6/15/33 ..............................................         9,250,000      10,099,150
       Paguay Redevelopment Project, AMBAC Insured, 5.00%, 12/15/25 ............................         9,195,000       9,238,400
       Refunding, MBIA Insured, 5.75%, 6/15/33 .................................................         2,225,000       2,349,978
    Rancho Cucamonga RDA Tax Allocation, Rancho Redevelopment Project, Refunding,
       FSA Insured, 5.25%, 9/01/20 .............................................................         2,500,000       2,562,000
    Redwood City School District GO, FGIC Insured, 5.00%, 7/15/27 ..............................         3,000,000       3,023,910
    Ripon RDA Tax Allocation, Community Redevelopment Project, MBIA Insured, Pre-Refunded,
       5.85%, 11/01/30 .........................................................................         3,975,000       4,341,574
    Rohnert Park Community Development Commission Tax Allocation, Redevelopment Project,
       Series R, FGIC Insured, 5.00%, 8/01/37 ..................................................         5,000,000       4,589,250
    Roseville Financing Authority Revenue, senior lien, Series A, AMBAC Insured, 5.00%,
       9/01/25 .................................................................................         5,675,000       5,720,003
    Rowland USD, GO, Series A, FSA Insured, Pre-Refunded, 5.25%, 9/01/25 .......................         5,685,000       6,055,662
    Sacramento Area Flood Control Agency Revenue, Consolidated, Capital AD, Refunding,
       Series A, FGIC Insured, 5.00%, 10/01/32 .................................................         5,000,000       4,916,800
    Sacramento Area Flood Control Agency Special Assessment, Subordinated, Capital AD No. 2,
       FGIC Insured, 5.80%, 11/01/16 ...........................................................         1,000,000       1,011,480
    Sacramento City Financing Authority Revenue,
       Capital Improvement, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/26 .............         8,395,000       8,873,935
       Capital Improvement, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32 .............        21,500,000      22,726,575
       City Hall and Redevelopment Projects, Series A, FSA Insured, Pre-Refunded, 5.00%,
          12/01/28 .............................................................................        10,000,000      10,734,800
    Sacramento County Sanitation District Financing Authority Revenue, Sacramento Regional
       County Sanitation District, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/35 ......        10,000,000      10,914,400
    Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1, FSA Insured,
       5.75%, 9/01/30 ..........................................................................         3,435,000       3,635,810
    Salida USD, COP, Financing Project, AMBAC Insured, 5.375%, 5/01/26 .........................         1,645,000       1,647,336
    Salinas UHSD, GO, Election of 2002, Series B, MBIA Insured, 5.00%, 6/01/31 .................         5,000,000       5,012,750
    San Bernardino City USD, GO, Election of 2004, Series B, FSA Insured, 5.00%, 8/01/28 .......        14,170,000      14,482,874
    San Bernardino County COP, 1997 Public Improvement Financing Project, MBIA Insured,
       5.25%, 10/01/25 .........................................................................         7,000,000       7,120,190
    San Bernardino County SFMR, Capital Appreciation, Series A, GNMA Secured, ETM, zero cpn.,
       5/01/22 .................................................................................        28,405,000      13,424,203
    San Carlos School District GO, MBIA Insured, Pre-Refunded, 5.50%, 10/01/24 .................         2,110,000       2,234,912
    San Diego Public Facilities Financing Authority Sewer Revenue, Series B, FGIC Insured,
       5.25%, 5/15/27 ..........................................................................         2,950,000       2,949,823
    San Francisco BART District Sales Tax Revenue,
       5.00%, 7/01/28 ..........................................................................         2,795,000       2,824,711
       FGIC Insured, Pre-Refunded, 5.50%, 7/01/26 ..............................................         6,500,000       6,811,740
       FGIC Insured, Pre-Refunded, 5.50%, 7/01/34 ..............................................        12,000,000      12,575,520


                               Annual Report | 49

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
    ------------------------------------------------                                              ----------------  --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Francisco City and County Airports Commission International Airport Revenue, Refunding,
       Second Series 28A, MBIA Insured, 5.125%,
       5/01/24 .................................................................................  $      9,745,000  $    9,343,409
       5/01/27 .................................................................................        16,575,000      15,577,682
    San Francisco City and County Public Utilities Commission Water Revenue, Refunding,
       Series A, FSA Insured, 5.00%, 11/01/31 ..................................................         3,885,000       3,913,127
    San Francisco Community College District GO, Series A, FGIC Insured, 5.00%, 6/15/26 ........         6,000,000       6,133,440
    San Francisco State University Foundation Inc. Auxiliary Organization Housing Revenue,
       MBIA Insured, Pre-Refunded, 5.00%, 9/01/31 ..............................................        13,415,000      14,365,184
    San Gabriel USD, GO, Capital Appreciation,
       Election of 2002, Series C, FSA Insured, zero cpn., 8/01/30 .............................         5,635,000       1,730,339
       Election of 2002, Series C, FSA Insured, zero cpn., 8/01/31 .............................         5,870,000       1,697,134
       Election of 2002, Series C, FSA Insured, zero cpn., 7/01/32 .............................         6,115,000       1,675,082
       Series A, FSA Insured, zero cpn., 8/01/26 ...............................................         3,530,000       1,388,173
       Series A, FSA Insured, zero cpn., 2/01/27 ...............................................         1,850,000         702,575
    San Joaquin Delta Community College District GO, Election of 2004,
(a)    Capital Appreciation, Series B, FSA Insured, zero cpn., 8/01/31 .........................        10,475,000       2,775,037
(a)    Capital Appreciation, Series B, FSA Insured, zero cpn., 8/01/32 .........................        15,185,000       3,784,102
       Series A, FSA Insured, 5.00%, 8/01/29 ...................................................           520,000         529,906
       Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/29 .....................................         4,530,000       4,949,659
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/15/26 .............        13,155,000       4,642,136
       Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 ......................................        18,075,000      18,119,826
       Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 .......................................        12,860,000      12,864,372
       senior lien, MBIA Insured, 5.00%, 1/01/33 ...............................................        10,035,000       9,964,855
    San Jose Airport Revenue, Refunding, Series B, AMBAC Insured, 5.00%, 3/01/33 ...............        12,135,000      11,733,574
    San Jose Financing Authority Lease Revenue, Civic Center Project, Series B, AMBAC Insured,
       5.00%, 6/01/27 ..........................................................................        10,000,000      10,112,700
    San Jose MFHR, Sixth and Martha Family Apartments, FNMA Insured, 5.875%, 3/01/33 ...........         3,500,000       3,534,615
    San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Series B, XLCA Insured,
       5.00%, 8/01/31 ..........................................................................        15,470,000      14,658,444
    San Juan USD, GO, Election of 1998, Series A, MBIA Insured, 5.00%, 8/01/28 .................         5,115,000       5,095,512
    San Leandro COP, Library and Fire Stations Financing, AMBAC Insured, Pre-Refunded, 5.75%,
       11/01/29 ................................................................................         5,000,000       5,325,250
    San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area 3,
       Series A, MBIA Insured, Pre-Refunded,
       5.75%, 10/01/29 .........................................................................         5,340,000       5,807,410
       5.80%, 10/01/30 .........................................................................         7,800,000       8,271,978
    San Marino USD, GO, Series A, MBIA Insured, zero cpn., 7/01/25 .............................         6,080,000       2,486,963
    San Mateo GO, Library Improvement Project, Series A, AMBAC Insured, 5.25%, 8/01/30 .........         5,790,000       5,950,267
    Santa Ana USD, COP, Capital Appreciation Financing Project, FSA Insured, zero cpn.,
       4/01/24 .................................................................................        14,245,000       6,367,657
    Santa Clara COP, Refunding, AMBAC Insured, 5.00%, 2/01/27 ..................................         5,555,000       5,627,271
    Santa Clara County Financing Authority Revenue, El Camino, Series B, AMBAC Insured,
       5.125%, 2/01/41 .........................................................................        11,545,000      10,992,341
    Santa Monica PFA Lease Revenue, Civic Center Parking Project, XLCA Insured, 5.00%,
       7/01/33 .................................................................................        11,050,000      11,112,432
    Santa Rita USD, GO, Election 2006, Series A, FSA Insured, 5.00%, 8/01/32 ...................         6,160,000       6,240,511
    Santa Rosa Wastewater Revenue, Series B, FGIC Insured, Pre-Refunded, 5.125%, 9/01/31 .......         4,000,000       4,264,880


                               50 | Annual Report

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
    ------------------------------------------------                                              ----------------  --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Santa Rosa Wastewater Service Facilities District Revenue, Refunding and Improvement,
       AMBAC Insured, 6.00%, 7/02/15 ...........................................................  $      2,000,000  $    2,182,740
    Santee School District GO, Series A, FSA Insured, 5.00%, 8/01/31 ...........................         6,845,000       6,912,902
    Shasta Tehama Trinity Joint Community College District GO, Election of 2002, Series B,
       FSA Insured, 5.00%, 8/01/30 .............................................................         9,070,000       9,238,611
    Sonoma CDA Tax Allocation, Redevelopment Project, MBIA Insured, 5.70%, 12/01/30 ............         3,455,000       3,607,331
    South Gate COP, Series A, AMBAC Insured, 5.00%, 9/01/24 ....................................         3,155,000       3,208,288
    South San Francisco COP, Conference Center Financing, 5.00%, 4/01/29 .......................         2,000,000       2,008,500
    Southern California Public Power Authority Power Project Revenue, Series A, AMBAC Insured,
       Pre-Refunded, 5.00%, 7/01/33 ............................................................        29,000,000      31,280,560
    Southern Kern USD, COP, Capital Appreciation, Building Program, Series B, FSA Insured,
       5.625%, 9/01/26 .........................................................................         2,250,000       2,279,948
    Southern Mono Health Care District GO, Series A, MBIA Insured, 5.00%, 8/01/24 ..............         3,005,000       3,056,926
    Southern Mono Health Care District Revenue, Capital Appreciation, Series A, MBIA Insured,
       zero cpn.,
       8/01/28 .................................................................................         2,340,000         767,497
       8/01/29 .................................................................................         2,440,000         749,373
       8/01/30 .................................................................................         2,550,000         734,145
       8/01/31 .................................................................................         2,660,000         718,971
    Stanislaus County Board of Education COP, FSA Insured, 5.70%, 9/01/24 ......................         2,000,000       2,067,820
    Stockton Revenue COP, Wastewater System Project, Refunding, Series A, MBIA Insured,
       5.00%, 9/01/23 ..........................................................................         6,500,000       6,583,200
    Susanville PFAR, MBIA Insured, 5.70%, 6/01/30 ..............................................         3,000,000       3,152,430
    Tahoe-Truckee USD, GO, ID No. 2, Series A, FGIC Insured, Pre-Refunded, 5.75%, 8/01/20 ......         4,340,000       4,570,931
    Truckee PFA Lease Revenue, Series A, AMBAC Insured, Pre-Refunded, 6.00%, 11/01/30 ..........         1,990,000       2,058,038
    Turlock PFA Sewer Revenue, FGIC Insured, 5.50%, 9/15/29 ....................................         6,855,000       7,052,287
    Union City CRDA Tax Allocation Revenue, Community Redevelopment Project,
       AMBAC Insured, Pre-Refunded, 5.75%, 10/01/32 ............................................        14,100,000      14,840,673
    Union Elementary School District GO, Capital Appreciation,
       Series A, FGIC Insured, zero cpn., 9/01/24 ..............................................         2,000,000         848,040
       Series B, FGIC Insured, zero cpn., 9/01/25 ..............................................         5,500,000       2,193,125
       Series B, FGIC Insured, zero cpn., 9/01/26 ..............................................         5,850,000       2,191,527
    University of California Revenues,
       Limited Project, Series D, FGIC Insured, 5.00%, 5/15/37 .................................         6,460,000       6,491,783
       Multiple Purpose Projects, Series K, Pre-Refunded, 5.00%, 9/01/23 .......................         3,160,000       3,208,380
       Multiple Purpose Projects, Series M, FGIC Insured, Pre-Refunded, 5.125%, 9/01/30 ........         8,720,000       9,081,182
    Vacaville PFA Tax Allocation Revenue, Vacaville Redevelopment Projects, FSA Insured, 5.00%,
       9/01/31 .................................................................................         5,095,000       5,116,807
    Vacaville USD, GO, Election of 2001, MBIA Insured, 5.00%, 8/01/30 ..........................         5,000,000       4,986,550
    Vista USD, GO,
       Capital Appreciation, Series A, FSA Insured, zero cpn., 8/01/26 .........................         7,150,000       2,811,738
       Capital Appreciation, Series A, FSA Insured, zero cpn., 2/01/27 .........................         4,795,000       1,820,997
       Series A, FSA Insured, 5.25%, 8/01/25 ...................................................         5,000,000       5,162,550
    Washington Township Health Care District Revenue, Refunding,
       5.00%, 7/01/18 ..........................................................................         2,000,000       2,016,020
       5.125%, 7/01/23 .........................................................................           450,000         452,043
    Washington USD, GO, Yolo County, Election of 1999, Series A, FGIC Insured, 5.375%,
       8/01/25 .................................................................................         2,045,000       2,103,242


                               Annual Report | 51

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
    ------------------------------------------------                                              ----------------  --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Weaver USD, GO, Election of 2006, Series C, AMBAC Insured, zero cpn., 8/01/47 ..............  $     18,685,000  $    2,158,491
    West Basin Municipal Water District Revenue COP, Refunding, Series A, MBIA Insured, 5.00%,
       8/01/24 .................................................................................         2,500,000       2,518,850
       8/01/30 .................................................................................         5,745,000       5,654,229
    Western Placer USD Financing Corp. COP, Pre-Refunded, 5.55%, 11/01/30 ......................         6,930,000       7,624,871
    Westlands Water District Revenue COP,
       MBIA Insured, 5.00%, 9/01/29 ............................................................        11,775,000      11,728,489
       Series A, MBIA Insured, 5.00%, 9/01/35 ..................................................         1,460,000       1,425,967
       Series A, MBIA Insured, 5.00%, 9/01/37 ..................................................         4,340,000       4,222,820
    Woodland Finance Authority Lease Revenue, Capital Projects, Refunding, XLCA Insured,
       5.00%, 3/01/32 ..........................................................................         6,340,000       6,313,435
    Woodland Finance Authority Wastewater Revenue, second senior lien, MBIA Insured, 5.00%,
       3/01/33 .................................................................................         3,870,000       3,821,122
       3/01/35 .................................................................................         2,590,000       2,552,290
    Woodside Elementary School District GO, Election of 2005, MBIA Insured, Pre-Refunded,
       5.00%, 10/01/29 .........................................................................         4,435,000       4,867,634
                                                                                                                    --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $2,014,774,195) ...................................................................                     2,069,461,546
                                                                                                                    --------------
    SHORT TERM INVESTMENTS 0.2%
    MUNICIPAL BONDS 0.2%
    CALIFORNIA 0.2%
(b) California State Department of Water Resources Power Supply Revenue, Refunding,
       Sub Series G-3, FSA Insured, Weekly VRDN and Put, 1.30%, 5/01/16 ........................         2,000,000       2,000,000
(b) California State GO, Series A-3, Daily VRDN and Put, 2.16%, 5/01/33 ........................         1,300,000       1,300,000
(b) Los Angeles Water and Power Revenue, Refunding, Sub Series B-1, Weekly VRDN and Put,
       1.30%, 7/01/34 ..........................................................................           400,000         400,000
                                                                                                                    --------------
    TOTAL SHORT TERM INVESTMENTS (COST $3,700,000) .............................................                         3,700,000
                                                                                                                    --------------
    TOTAL INVESTMENTS (COST $2,018,474,195) 99.3%                                                                    2,073,161,546
    OTHER ASSETS, LESS LIABILITIES 0.7%                                                                                 15,018,770
                                                                                                                    --------------
    NET ASSETS 100.0%                                                                                               $2,088,180,316
                                                                                                                    ==============


See Selected Portfolio Abbreviations on page 72.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               52 | Annual Report

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                    YEAR ENDED JUNE 30,
                                                   ----------------------------------------------------
CLASS A                                              2008       2007       2006       2005       2004
-------                                            --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  11.33   $  11.30   $  11.68   $  11.36   $  11.74
                                                   --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ....................       0.44       0.43       0.43       0.43       0.44
   Net realized and unrealized gains (losses) ..      (0.07)      0.04      (0.39)      0.32      (0.38)
                                                   --------   --------   --------   --------   --------
Total from investment operations ...............       0.37       0.47       0.04       0.75       0.06
                                                   --------   --------   --------   --------   --------
Less distributions from net investment income ..      (0.43)     (0.44)     (0.42)     (0.43)     (0.44)
                                                   --------   --------   --------   --------   --------
Redemption fees ................................         --(c)      --(c)      --(c)      --(c)      --
                                                   --------   --------   --------   --------   --------
Net asset value, end of year ...................   $  11.27   $  11.33   $  11.30   $  11.68   $  11.36
                                                   ========   ========   ========   ========   ========
Total return(d) ................................       3.29%      4.13%      0.37%      6.67%      0.50%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       0.66%      0.67%      0.66%      0.67%      0.67%
Net investment income ..........................       3.85%      3.76%      3.74%      3.67%      3.76%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $517,443   $458,146   $463,545   $453,335   $384,196
Portfolio turnover rate ........................      22.97%     11.25%     13.28%      4.17%     17.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 53

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                    YEAR ENDED JUNE 30,
                                                   ----------------------------------------------------
CLASS C                                              2008       2007       2006       2005      2004(a)
-------                                            --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............    $ 11.36    $ 11.32    $ 11.70    $ 11.37    $11.73
                                                    -------    -------    -------    -------    ------
Income from investment operations(b):
   Net investment income(c) ....................       0.38       0.37       0.37       0.36      0.37
   Net realized and unrealized gains (losses) ..      (0.08)      0.05      (0.39)      0.33     (0.36)
                                                    -------    -------    -------    -------    ------
Total from investment operations ...............       0.30       0.42      (0.02)      0.69      0.01
                                                    -------    -------    -------    -------    ------
Less distributions from net investment income         (0.37)     (0.38)     (0.36)     (0.36)    (0.37)
                                                    -------    -------    -------    -------    ------
Redemption fees ................................         --(d)      --(d)      --(d)      --(d)     --
                                                    -------    -------    -------    -------    ------
Net asset value, end of year ...................    $ 11.29    $ 11.36    $ 11.32    $ 11.70    $11.37
                                                    =======    =======    =======    =======    ======
Total return(e) ................................       2.63%      3.68%     (0.18)%     6.15%     0.11%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.21%      1.20%      1.20%      1.22%     1.22%
Net investment income ..........................       3.30%      3.23%      3.20%      3.12%     3.21%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................    $36,842    $27,025    $25,173    $19,082    $9,142
Portfolio turnover rate ........................      22.97%     11.25%     13.28%      4.17%    17.36%

(a)  For the period July 1, 2003 (effective date) to June 30, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               54 | Annual Report

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2008

    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT       VALUE
    ----------------------------------------------------------                                    ----------------  ---------------
    MUNICIPAL BONDS 95.7%
    CALIFORNIA 93.0%
    ABAG Finance Authority for Nonprofit Corps. COP, Rhoda Haas Goldman Plaza, California
       Mortgage Insured, 5.125%, 5/15/15 .......................................................  $      3,000,000  $     3,032,819
    ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital Assn., Series C,
       5.125%, 3/01/18 .........................................................................         2,695,000        2,723,163
       5.25%, 3/01/19 ..........................................................................         2,315,000        2,341,923
    ABAG Revenue, Refunding, Series A-E, 5.40%, 9/15/14 ........................................         2,455,000        2,505,868
    ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding, Series A,
       FSA Insured, 5.00%, 10/01/10 ............................................................         1,905,000        1,953,806
    Alameda Corridor Transportation Authority Revenue, Capital Appreciation, sub. lien,
       Refunding, Series A, AMBAC Insured, zero cpn., 10/01/17 .................................        10,000,000        6,461,700
    Alameda-Contra Costa Transportation District COP, Refunding, AMBAC Insured, 4.375%,
       8/01/14 .................................................................................         1,330,000        1,354,299
    Antelope Valley UHSD, GO, Series A, MBIA Insured,
       4.50%, 8/01/13 ..........................................................................         1,230,000        1,277,453
       4.625%, 8/01/14 .........................................................................         1,250,000        1,300,700
    Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, FSA Insured, zero cpn.,
       8/01/22 .................................................................................         4,065,000        1,992,378
    Bakersfield Wastewater Revenue, Series A, FSA Insured, 5.00%, 9/15/22 ......................         2,595,000        2,725,632
(a) Baldwin Park USD, GO, Capital Appreciation, Election of 2006, FSA Insured, zero cpn.,
       8/01/24 .................................................................................         5,265,000        2,151,279
    Banning Utility Authority Water Enterprise Revenue, Refunding and Improvement Projects,
     FGIC Insured, 5.00%, 11/01/21 .............................................................         1,080,000        1,093,133
    Burbank Electric Revenue, MBIA Insured, 4.00%,
       6/01/11 .................................................................................         1,000,000        1,022,050
       6/01/12 .................................................................................         1,000,000        1,020,670
    Burbank USD, GO,
       Capital Appreciation, Election of 1997, Series C, FGIC Insured, zero cpn., 8/01/15 ......         4,600,000        3,361,772
       Capital Appreciation, Election of 1997, Series C, FGIC Insured, zero cpn., 8/01/16 ......         4,670,000        3,226,596
       Election of 1997, Series C, FGIC Insured, 4.00%, 8/01/12 ................................         2,500,000        2,554,700
    Burbank Water and Power Electric Revenue, MBIA Insured, 4.00%, 6/01/11 .....................         5,045,000        5,062,153
    California Educational Facilities Authority Revenue, Stanford University, Refunding,
       Series R, 4.00%, 11/01/11 ...............................................................         1,000,000        1,031,410
    California Health Facilities Financing Authority Revenue,
       Catholic Healthcare West, Series K, 5.125%, 7/01/22 .....................................        20,000,000       19,992,800
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/13 .......................................         5,000,000        5,092,100
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/14 .......................................         2,000,000        2,036,840
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 .......................................         3,850,000        3,918,492
       Paradise Valley Estates, Refunding, California Mortgage Insured, 3.875%, 1/01/09 ........         1,555,000        1,564,439
       Paradise Valley Estates, Refunding, California Mortgage Insured, 4.125%, 1/01/10 ........         1,000,000        1,012,810
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/11 .........         1,480,000        1,532,584
       Paradise Valley Estates, Refunding, California Mortgage Insured, 4.375%, 1/01/12 ........         1,000,000        1,019,630
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/13 .........         1,815,000        1,899,633
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/14 .........         1,635,000        1,702,329
       Sutter Health, Series A, 5.25%, 8/15/22 .................................................         5,000,000        5,210,950
       The Episcopal Home, California Mortgage Insured, 4.625%, 2/01/12 ........................         1,350,000        1,385,978
       The Episcopal Home, California Mortgage Insured, 4.75%, 2/01/13 .........................         1,200,000        1,233,312


                               Annual Report | 55

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT       VALUE
    ----------------------------------------------------------                                    ----------------  ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California HFA, SFM Purchase Revenue, Class III, Series A-1, MBIA Insured, 5.70%,
       8/01/11 .................................................................................  $        185,000  $       186,983
    California Municipal Finance Authority COP, Community Hospitals of Central California,
       5.00%, 2/01/18 ..........................................................................         2,185,000        2,112,283
       5.00%, 2/01/19 ..........................................................................         4,590,000        4,389,830
       5.00%, 2/01/20 ..........................................................................         2,325,000        2,197,730
       5.00%, 2/01/21 ..........................................................................         2,000,000        1,875,420
       Refunding, 5.00%, 2/01/14 ...............................................................         1,765,000        1,760,764
       Refunding, 5.00%, 2/01/17 ...............................................................         4,025,000        3,928,923
    California State Department of Water Resources Power Supply Revenue, Series A,
       5.50%, 5/01/12 ..........................................................................         2,000,000        2,153,920
       Pre-Refunded, 5.125%, 5/01/18 ...........................................................         2,500,000        2,698,800
    California State Economic Recovery Revenue, Series A, 5.00%, 7/01/15 .......................        10,670,000       11,403,669
    California State GO,
       5.25%, 6/01/16 ..........................................................................           515,000          518,554
       Pre-Refunded, 5.00%, 11/01/12 ...........................................................         1,335,000        1,421,521
       Refunding, 4.00%, 2/01/10 ...............................................................         6,900,000        7,034,274
       Refunding, 5.00%, 11/01/12 ..............................................................           665,000          698,396
       Refunding, 5.25%, 2/01/14 ...............................................................         4,000,000        4,282,600
       Refunding, MBIA Insured, 5.00%, 2/01/18 .................................................             5,000            5,060
       Various Purpose, 5.00%, 11/01/22 ........................................................         4,675,000        4,790,285
       Various Purpose, Refunding, 5.125%, 3/01/24 .............................................         2,715,000        2,799,355
       Veterans, Refunding, Series B, 5.25%, 12/01/15 ..........................................         2,310,000        2,337,743
    California State Municipal Finance Authority Revenue, Loma Linda University, 5.00%,
       4/01/24 .................................................................................         1,180,000        1,185,723
    California State Public Works Board Lease Revenue,
       Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18 ..................         1,325,000        1,339,615
       Various California Community College Projects, Refunding, Series C, 5.50%, 9/01/09 ......         1,555,000        1,563,008
    California Statewide CDA, COP,
       Kaiser Permanente, ETM, 5.30%, 12/01/15 .................................................         2,000,000        2,093,140
       St. Joseph Health System Obligation Group, 5.25%, 7/01/11 ...............................         1,005,000        1,022,829
    California Statewide CDA Revenue,
       Daughters of Charity Health, Refunding, Series G, 5.25%, 7/01/13 ........................         1,000,000        1,030,510
       Insured Health Facility, Jewish Home, California Mortgage Insured, 5.00%, 11/15/18 ......         3,000,000        3,044,940
       Kaiser Permanente, Mandatory Put 6/01/12, Series C, 3.85%, 11/01/29 .....................        10,000,000       10,068,400
       Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/22 ..........         8,000,000        8,041,440
       Mission Community, California Mortgage Insured, 4.40%, 11/01/10 .........................         1,100,000        1,129,843
       Mission Community, California Mortgage Insured, 4.50%, 11/01/11 .........................         1,145,000        1,178,812
       Viewpoint School, Refunding, ACA Insured, 4.50%, 10/01/17 ...............................           460,000          430,146
       Viewpoint School, Refunding, ACA Insured, 4.75%, 10/01/18 ...............................           480,000          455,294
    Carlsbad USD, GO, Election of 2006, Series A, MBIA Insured, 5.00%,
       8/01/22 .................................................................................         1,510,000        1,562,291
       8/01/24 .................................................................................         1,665,000        1,716,399
    Castaic Lake Water Agency Revenue COP, Water System Improvement Project, Capital
      Appreciation, zero cpn, AMBAC Insured, 08/01/22 ..........................................        10,445,000        4,980,907
    Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID 04-02, 5.00%,
       9/02/24 .................................................................................         1,000,000          923,640


                               56 | Annual Report

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT       VALUE
    ----------------------------------------------------------                                    ----------------  ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Central California Joint Powers Health Financing Authority COP, Community Hospitals of
       Central California, Pre-Refunded,
       5.125%, 2/01/13 .........................................................................  $      1,375,000  $     1,454,736
       5.25%, 2/01/14 ..........................................................................         1,435,000        1,522,621
       5.75%, 2/01/16 ..........................................................................         1,585,000        1,701,260
    Central Valley Financing Authority Cogeneration Project Revenue, Carson Ice General Project,
       Refunding, MBIA Insured, 5.00%, 7/01/17 .................................................         2,000,000        2,021,720
    Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC Insured,
       3.00%, 11/01/11 .........................................................................         2,585,000        2,548,371
    Chaffey Community College District COP, Pre-Refunded, 5.10%, 9/01/13 .......................         1,860,000        1,907,486
    Clovis MFR, Mandatory Put 11/01/10, Refunding, FNMA Insured, 5.10%, 11/01/30 ...............         4,105,000        4,167,765
    Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC Insured, zero cpn.,
       8/01/17 .................................................................................         5,235,000        3,382,386
    Coalinga COP, Custody Facility, Refunding, 4.25%, 4/01/10 ..................................         1,000,000        1,020,710
    Compton Public Finance Authority Lease Revenue, Various Capital Projects, Refunding,
       AMBAC Insured, 5.00%, 9/01/22 ...........................................................        15,190,000       15,333,697
    Conejo Valley USD, GO, Election of 1998,
       Series C, FSA Insured, zero cpn., 8/01/17 ...............................................         2,500,000        1,673,600
       Series D, FGIC Insured, 4.50%, 8/01/19 ..................................................         4,000,000        4,065,800
    Contra Costa Community College District GO, Election of 2002, FGIC Insured, 4.75%,
       8/01/18 .................................................................................         2,450,000        2,501,793
    Corona-Norco USD, PFA Special Tax Revenue, Series A, 5.25%, 9/01/25 ........................         2,235,000        2,052,244
    Duarte RDA Tax Allocation, Merged Redevelopment Project Area, Pre-Refunded, 5.125%,
       10/01/16 ................................................................................         1,790,000        1,840,031
    Fairfax School District GO, Election of 2000, Series A, FGIC Insured, 5.00%, 11/01/17 ......           830,000          865,657
    Fairfield-Suisun Sewer District Sewer Revenue, Refunding, Series A, FGIC Insured, 5.00%,
       5/01/12 .................................................................................           600,000          617,952
    Folsom PFA Lease Revenue, City Hall and Community Center, Refunding, FSA Insured, 5.00%,
       10/01/17 ................................................................................         1,275,000        1,339,375
    Foothill/Eastern Corridor Agency Toll Road Revenue, Refunding, MBIA Insured, 5.00%,
       1/15/16 .................................................................................         1,000,000        1,019,930
    Fresno USD, GO, Election of 2001, Series D, MBIA Insured, 5.00%, 8/01/21 ...................         1,355,000        1,402,276
    Galt Capital Improvements Authority Lease Revenue, Culture and Recreation Improvement
       Project, 5.00%, 4/01/12 .................................................................         1,955,000        1,983,445
    Galt Middle School Joint Powers Authority Special Tax, CFD No. 1, Refunding, 5.40%,
       9/01/12 .................................................................................         1,955,000        2,000,493
    Garden Grove Agency Community Development Tax Allocation, Garden Grove Community Project,
       Refunding, AMBAC Insured, 4.25%, 10/01/13 ...............................................         2,025,000        2,066,897
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Asset-Backed, ETM,
       5.00%, 6/01/12 ..........................................................................         1,500,000        1,573,140
    Huntington Beach PFAR, Lease Capital Improvement Refinancing Project, Refunding, Series B,
       AMBAC Insured,
       4.125%, 8/01/14 .........................................................................         2,140,000        2,177,728
       4.25%, 8/01/15 ..........................................................................         2,080,000        2,117,024
    Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing
       Project, Series B, FSA Insured, ETM, 6.25%, 8/01/11 .....................................           670,000          697,751
    Inland Empire Tobacco Asset Securitization Corp. Revenue, Series A, 5.00%, 6/01/21 .........        11,995,000       11,378,817


                               Annual Report | 57

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT       VALUE
    ----------------------------------------------------------                                    ----------------  ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Irvine 1915 Act GO, AD No. 03-19, Group 2, Refunding,
       4.875%, 9/02/16 .........................................................................  $      1,000,000  $       959,260
       5.00%, 9/02/18 ..........................................................................         1,000,000          945,000
       5.125%, 9/02/19 .........................................................................         1,000,000          938,750
    Irvine 1915 Act Special Assessment, AD No. 00-18,
       Group 2, 4.375%, 9/02/10 ................................................................           885,000          890,496
       Group 2, 4.70%, 9/02/12 .................................................................         1,475,000        1,470,501
       Group 2, 4.80%, 9/02/13 .................................................................         1,175,000        1,171,205
       Group 2, 5.125%, 9/02/17 ................................................................         1,705,000        1,678,573
       Group 3, 4.75%, 9/02/15 .................................................................         1,000,000          964,610
       Group 3, 5.00%, 9/02/17 .................................................................         1,000,000          969,900
    Irvine USD Financing Authority Special Tax, Series A,
       4.70%, 9/01/15 ..........................................................................         1,095,000        1,039,911
       4.80%, 9/01/17 ..........................................................................         1,400,000        1,319,528
       4.875%, 9/01/18 .........................................................................         1,570,000        1,472,173
       5.00%, 9/01/20 ..........................................................................         1,150,000        1,068,534
    Kings River Conservation District Pine Flat Power Revenue, Refunding, Series E, 5.125%,
       1/01/18 .................................................................................         1,735,000        1,762,829
    Lake Elsinore PFA Tax Allocation Revenue,
       Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.40%, 9/01/08 .............           330,000          330,485
       Series A, 5.00%, 9/01/09 ................................................................           645,000          658,397
    Lake Elsinore School Financing Authority Revenue, Refunding, 6.00%, 9/01/11 ................         1,000,000        1,003,970
    Lancaster COP, School District Project, Refunding, FSA Insured, 5.125%, 4/01/14 ............         2,000,000        2,041,900
    Lemon Grove CDA Tax Allocation, 1998, Refunding, 5.20%, 8/01/08 ............................           215,000          215,361
    Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, 5.00%,
       12/01/19 ................................................................................         5,000,000        4,952,650
    Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%,
       11/15/17 ................................................................................         3,950,000        3,800,137
    Long Beach Community College District GO, Election of 2002, Series B, FGIC Insured, 5.00%,
       5/01/17 .................................................................................         1,000,000        1,061,630
    Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding, Series A,
       AMBAC Insured, 3.00%, 8/15/12 ...........................................................         4,525,000        4,425,224
    Los Angeles County MTA Sales Tax Revenue, Proposition A, first tier senior, Refunding,
       Series A, FSA Insured, 5.00%, 7/01/15 ...................................................         5,345,000        5,473,761
    Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Project,
       Refunding, Series A, FSA Insured, 5.00%, 10/01/17 .......................................         1,000,000        1,051,170
    Los Angeles USD, GO,
       Election of 2004, Series F, FGIC Insured, 5.00%, 7/01/21 ................................         5,975,000        6,206,232
       Refunding, MBIA Insured, 5.25%, 7/01/13 .................................................         3,500,000        3,783,430
       Refunding, Series A-1, FGIC Insured, 5.00%, 7/01/21 .....................................        10,895,000       11,271,640
       Refunding, Series A-1, FGIC Insured, 5.00%, 7/01/25 .....................................         6,265,000        6,402,141
       Refunding, Series A-2, FGIC Insured, 5.00%, 7/01/22 .....................................         5,000,000        5,135,350
    M-S-R Public Power Agency San Juan Project Revenue, Refunding, Series I, MBIA Insured,
       4.25%, 7/01/11 ..........................................................................         5,055,000        5,198,107
       5.00%, 7/01/18 ..........................................................................         1,000,000        1,025,680
    Marina Joint Powers Financing Authority MFHR, Abrams B Apartments Financing, Mandatory
       Put 11/15/16, FNMA Insured,
       3.90%, 11/15/36 .........................................................................         3,440,000        3,381,967
       3.95%, 11/15/36 .........................................................................         1,450,000        1,430,628


                               58 | Annual Report

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT       VALUE
    ----------------------------------------------------------                                    ----------------  ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Metropolitan Water District of Southern California Waterworks Revenue, Series A, 5.00%,
       7/01/26 .................................................................................  $      7,790,000  $     8,087,188
    Montebello USD, GO, Capital Appreciation, FGIC Insured, zero cpn.,
       8/01/18 .................................................................................         1,455,000          892,410
       8/01/19 .................................................................................         1,480,000          855,455
    Moreno Valley USD, GO,
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 8/01/24 .......................         7,500,000        3,148,875
       Election of 2004, Series A, FSA Insured, 5.00%, 8/01/17 .................................         2,000,000        2,174,320
       Election of 2004, Series A, FSA Insured, 5.00%, 8/01/18 .................................         2,300,000        2,500,468
    Moulton-Niguel Water District GO, Consolidated, Refunding, AMBAC Insured, 5.00%,
       9/01/16 .................................................................................         3,520,000        3,714,269
    Nevada County COP, Refunding, MBIA Insured, 4.125%, 10/01/12 ...............................         1,040,000        1,062,287
    Orange County CFD No. 2002-1 Special Tax, Ladera Ranch, Series A,
       4.60%, 8/15/14 ..........................................................................         1,000,000          972,420
       4.75%, 8/15/15 ..........................................................................         1,000,000          971,730
       4.90%, 8/15/16 ..........................................................................         1,285,000        1,252,207
    Orange County CFD No. 2003-1 Special Tax, Ladera Ranch, Series A,
       4.90%, 8/15/17 ..........................................................................         1,000,000          963,620
       5.10%, 8/15/18 ..........................................................................         1,000,000          969,970
    Orange County CFD No. 2004-1 Special Tax, Ladera Ranch, Series A,
       4.70%, 8/15/18 ..........................................................................         1,765,000        1,624,224
       4.80%, 8/15/19 ..........................................................................         1,945,000        1,787,144
       4.85%, 8/15/20 ..........................................................................         2,000,000        1,832,880
    Orange County CFD No. 86-2 Special Tax, Rancho Santa Margarita, Refunding, Series A,
       5.375%, 8/15/12 .........................................................................         1,500,000        1,504,890
    Oroville Hospital Revenue, Oroville Hospital, Series A, California Mortgage Insured, 5.125%,
       12/01/12 ................................................................................         1,435,000        1,436,794
    Oxnard Harbor District Revenue, Series A, 5.10%, 8/01/14 ...................................         1,000,000          976,670
    Palm Desert Financing Authority Tax Allocation Revenue,
       Project Area No. 1, As Amended, Series A, MBIA Insured, 5.00%, 4/01/23 ..................         7,690,000        7,822,806
       Refunding, MBIA Insured, 4.75%, 8/01/18 .................................................         1,050,000        1,070,496
    Pomona RDA Tax Allocation, Mountain Meadows Redevelopment Project, Refunding, Series X,
       5.35%, 12/01/16 .........................................................................         1,000,000        1,060,370
    Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center, Series A,
       5.00%,
       7/01/16 .................................................................................         1,420,000        1,483,715
       7/01/21 .................................................................................         1,695,000        1,710,882
    Redlands USD, GO, Election of 2002, FSA Insured, 5.00%, 7/01/19 ............................         1,000,000        1,045,330
    Richmond Joint Powers Financing Authority Revenue, Multiple Redevelopment Projects,
       Series B, ETM, 5.35%, 5/15/13 ...........................................................         1,720,000        1,812,209
    Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, FGIC Insured,
       5.00%,
       11/01/18 ................................................................................         1,540,000        1,589,465
       11/01/19 ................................................................................         1,615,000        1,655,714
    Riverside USD, GO, Election of 2001, Series A, FGIC Insured, 4.00%, 2/01/13 ................         1,000,000        1,009,140
    Sacramento City USD, GO, Election of 1999, Series D, FSA Insured, 5.00%, 7/01/19 ...........         1,465,000        1,531,408
    Sacramento MUD Financing Authority Revenue, Cosumnes Project, MBIA Insured, 5.00%,
       7/01/21 .................................................................................         3,305,000        3,298,721


                               Annual Report | 59

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT       VALUE
    ----------------------------------------------------------                                    ----------------  ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Bernardino County COP, Medical Center Financing Project, Refunding, 6.00%, 8/01/09 .....  $      1,335,000  $    1,382,606
    San Carlos School District GO, Election of 2005, Series A, MBIA Insured, 5.00%, 10/01/22 ...         3,215,000       3,328,972
    San Francisco City and County Airports Commission International Airport Revenue, Issue 34D,
       Refunding, Second Series, 5.25%, 5/01/26 ................................................         5,425,000       5,495,254
    San Joaquin County COP,
       General Hospital Project, Refunding, MBIA Insured, 5.00%, 9/01/17 .......................         1,000,000       1,015,490
       Solid Waste System Facilities Projects, MBIA Insured, 5.00%, 4/01/17 ....................         1,340,000       1,387,932
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
       Refunding, Series A,
       5.60%, 1/15/16 ..........................................................................         3,000,000       3,029,280
       MBIA Insured, zero cpn., 1/15/26 ........................................................        19,000,000       6,704,720
    San Jose Airport Revenue, Refunding, Series B, AMBAC Insured, 5.00%,
       3/01/24 .................................................................................         3,490,000       3,506,822
       3/01/25 .................................................................................         3,665,000       3,669,874
       3/01/26 .................................................................................         3,850,000       3,836,333
    San Jose MFHR, Countrybrook Project, Refunding, Series A, FNMA Insured, 4.95%, 4/01/12 .....         4,100,000       4,127,060
    San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Series B, XLCA Insured,
       5.00%, 8/01/26 ..........................................................................         8,000,000       7,831,920
    San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area 3,
       Series A, MBIA Insured,
       ETM, 5.10%, 10/01/09 ....................................................................           515,000         532,958
       Pre-Refunded, 5.30%, 10/01/11 ...........................................................           350,000         377,227
    Sanger USD, GO, Election of 2006, Series A, FSA Insured, 5.00%,
       8/01/19 .................................................................................         1,325,000       1,406,845
       8/01/20 .................................................................................         1,510,000       1,590,604
    Santa Ana USD, GO, Election of 1999, Series B, FGIC Insured, zero cpn., 8/01/14 ............         3,125,000       2,410,094
    Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1, 5.25%, 9/02/11 .......         1,410,000       1,430,558
    Santa Monica-Malibu USD, COP, Series C, MBIA Insured,
       4.00%, 5/01/12 ..........................................................................           525,000         532,413
       4.25%, 5/01/14 ..........................................................................           840,000         852,482
       4.25%, 5/01/15 ..........................................................................           875,000         885,194
       4.25%, 11/01/15 .........................................................................           670,000         677,806
    South County Regional Wastewater Authority Revenue, Regional Wastewater Facilities Project,
       Refunding, FSA Insured, 3.25%, 8/01/11 ..................................................         1,000,000       1,007,280
    South Gate PFA Tax Allocation Revenue, South Gate Redevelopment Project No. 1,
       XLCA Insured, 5.00%, 9/01/16 ............................................................         1,845,000       1,881,107
    South Gate PFA Water Revenue, Refunding, Series A, FGIC Insured, 5.45%, 10/01/08 ...........         1,040,000       1,047,103
    Southern California Public Power Authority Natural Gas Project Revenue, Project No. 1,
       Series A, 5.25%, 11/01/19 ...............................................................         1,500,000       1,503,705
    Stockton Revenue, O'Connor Woods Housing Corp., Series A, 5.375%, 11/01/11 .................           840,000         849,232
    Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
       Asset-Backed Bonds, Series B,
       ETM, 4.25%, 6/01/09 .....................................................................           880,000         900,434
       ETM, 4.50%, 6/01/11 .....................................................................         1,540,000       1,604,341
       Pre-Refunded, 4.60%, 6/01/12 ............................................................         1,760,000       1,838,390
       Pre-Refunded, 4.70%, 6/01/13 ............................................................         1,500,000       1,570,965
       Pre-Refunded, 4.80%, 6/01/14 ............................................................           725,000         761,308
    Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.10%, 6/01/12 ......         1,000,000       1,041,620


                               60 | Annual Report

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT       VALUE
    ----------------------------------------------------------                                    ----------------  ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    University of California Regents Medical Center Pooled Revenue, Series D, 5.00%, 5/15/24 ...  $      7,000,000  $     7,186,200
    University of California Revenues,
       Limited Project, Series B, FSA Insured, 5.00%, 5/15/21 ..................................         5,000,000        5,200,550
       Multiple Purpose Projects, Series N, FGIC Insured, 4.00%, 9/01/12 .......................         1,380,000        1,395,484
    Vista USD, GO, Election of 2002, Series C, FSA Insured, 5.00%,
       8/01/22 .................................................................................         1,755,000        1,842,434
       8/01/25 .................................................................................         1,395,000        1,448,568
    West Contra Costa USD, GO, Series B, FSA Insured, 4.00%, 8/01/12 ...........................         1,875,000        1,926,825
    Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital,
       ETM, 5.00%, 6/01/11 .....................................................................         1,060,000        1,117,441
       ETM, 5.00%, 6/01/12 .....................................................................         2,225,000        2,366,866
       Pre-Refunded, 5.00%, 6/01/13 ............................................................         2,335,000        2,504,451
    Yucaipa Valley Water District Water System Revenue COP, Series A, MBIA Insured,
       5.00%, 9/01/15 ..........................................................................         1,080,000        1,128,805
       5.25%, 9/01/20 ..........................................................................         1,325,000        1,382,214
                                                                                                                    ---------------
                                                                                                                        515,430,127
                                                                                                                    ---------------
    U.S. TERRITORIES 2.7%
    PUERTO RICO 1.4%
    Puerto Rico Commonwealth GO, Public Improvement, FSA Insured, 5.25%, 7/01/16 ...............         2,500,000        2,680,200
    Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.375%, 7/01/23 .............         5,000,000        5,142,100
                                                                                                                    ---------------
                                                                                                                          7,822,300
                                                                                                                    ---------------
    VIRGIN ISLANDS 1.3%
    Virgin Islands PFAR, senior lien,
       Fund Loan Notes, Refunding, Series A, 5.40%, 10/01/12 ...................................         4,150,000        4,200,506
       Refunding, Series A, 5.30%, 10/01/11 ....................................................         1,000,000        1,012,400
    Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.00%,
       7/01/09 .................................................................................         1,500,000        1,533,930
                                                                                                                    ---------------
                                                                                                                          6,746,836
                                                                                                                    ---------------
    TOTAL U.S. TERRITORIES .....................................................................                         14,569,136
                                                                                                                    ---------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $528,192,360) ....................                        529,999,263
                                                                                                                    ---------------
    SHORT TERM INVESTMENTS 3.5%
    MUNICIPAL BONDS 3.5%
    CALIFORNIA 3.5%
(b) California Health Facilities Financing Authority Revenue,
       Adventist Health, Refunding, Series C, MBIA Insured, Daily VRDN and Put, 7.75%,
       9/01/15 .................................................................................           100,000          100,000
       Adventist Hospital, Series A, MBIA Insured, Daily VRDN and Put, 7.75%, 9/01/28 ..........           500,000          500,000
(b) California Infrastructure and Economic Development Bank Revenue, Asian Art Museum
       Foundation, MBIA Insured, Daily VRDN and Put, 7.75%, 6/01/34 ............................         7,400,000        7,400,000
(b) California State Department of Water Resources Power Supply Revenue, Series C-7, FSA
       Insured, Weekly VRDN and Put, 1.30%, 5/01/22 ............................................         2,600,000        2,600,000
(b) California State GO, Series A-3, Daily VRDN and Put, 2.16%, 5/01/33 ........................           200,000          200,000
(b) East Bay MUD Water System Revenue, Refunding, Sub Series A-3, Weekly VRDN and Put,
       1.25%, 6/01/38 ..........................................................................         1,000,000        1,000,000


                               Annual Report | 61

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                    PRINCIPAL AMOUNT       VALUE
    ----------------------------------------------------------                                    ----------------  ---------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
(b) Los Angeles Water and Power Revenue, Refunding, Sub Series B-1, Weekly VRDN and Put,
       1.30%, 7/01/34 ..........................................................................  $        600,000  $       600,000
    Orange County Recovery COP, Series A, MBIA Insured, ETM, 6.00%, 7/01/08 ....................         1,500,000        1,500,000
(b) Orange County Special Financing Authority Teeter Plan Revenue,
       Series D, AMBAC Insured, Weekly VRDN and Put, 7.85%, 11/01/14 ...........................         2,300,000        2,300,000
       Series E, AMBAC Insured, Weekly VRDN and Put, 7.85%, 11/01/14 ...........................         2,100,000        2,100,000
(b) Richmond Wastewater Revenue, Refunding, Series B, AMBAC Insured, Weekly VRDN and Put,
       7.00%, 8/01/37 ..........................................................................         1,300,000        1,300,000
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $19,600,000) ............................................                         19,600,000
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $547,792,360) 99.2% ................................................                        549,599,263
    OTHER ASSETS, LESS LIABILITIES 0.8% ........................................................                          4,685,579
                                                                                                                    ---------------
    NET ASSETS 100.0% ..........................................................................                    $   554,284,842
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 72.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               62 | Annual Report

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

                                                                       Year Ended June 30,
                                                       ---------------------------------------------------
CLASS A                                                  2008        2007      2006     2005       2004(a)
-------                                                -------     -------   -------   -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  9.86     $  9.80   $  9.94   $  9.91     $ 10.00
                                                       -------     -------   -------   -------     -------
Income from investment operations(b):
   Net investment income(c) ........................      0.31        0.27      0.21      0.15        0.11
   Net realized and unrealized gains (losses) ......      0.05        0.06     (0.14)     0.03       (0.10)
                                                       -------     -------   -------   -------     -------
Total from investment operations ...................      0.36        0.33      0.07      0.18        0.01
                                                       -------     -------   -------   -------     -------
Less distributions from net investment income ......     (0.28)      (0.27)    (0.21)    (0.15)      (0.10)
                                                       -------     -------   -------   -------     -------
Redemption fees ....................................        --(d)       --        --        --(d)       --
                                                       -------     -------   -------   -------     -------
Net asset value, end of year .......................   $  9.94     $  9.86   $  9.80   $  9.94     $  9.91
                                                       =======     =======   =======   =======     =======
Total return(e) ....................................      3.64%       3.45%     0.74%     1.81%       0.06%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ..      1.24%       1.26%     1.10%     1.05%       1.20%
Expenses net of waiver and payments by affiliates ..      0.49%       0.50%     0.50%     0.50%       0.50%
Net investment income ..............................      3.08%       2.74%     2.10%     1.48%       1.30%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $24,883     $12,044   $11,149   $16,318     $16,244
Portfolio turnover rate ............................      6.55%      17.44%    24.19%     5.43%       7.42%

(a) For the period September 2, 2003 (commencement of operations) to June 30, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 63

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2008

    FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT       VALUE
    -----------------------------------------------------                                         ----------------  ---------------
    MUNICIPAL BONDS 51.6%
    CALIFORNIA 41.2%
    Alameda-Contra Costa Transit District COP, FHR Computer System Project, 4.00%, 8/01/12 .....  $        600,000  $       606,288
    Brea and Olinda USD, GO, Election of 1999, Series A, FGIC Insured, 2.60%, 8/01/09 ..........           120,000          120,215
    California Educational Facilities Authority Revenue, Santa Clara University, Refunding,
       Series A,
       FSA Insured, 2.625%, 9/01/09 ............................................................           100,000          100,804
    California Health Facilities Financing Authority Revenue,
       Catholic Healthcare West, Series G, 5.00%, 7/01/09 ......................................           750,000          771,517
       Sutter Health, Series A, 5.00%, 8/15/12 .................................................         1,000,000        1,058,970
    California State Economic Recovery GO, Series A,
       5.00%, 1/01/09 ..........................................................................           415,000          421,964
       5.25%, 7/01/13 ..........................................................................           200,000          216,292
    California State GO, Refunding,
       5.00%, 4/01/15 ..........................................................................           500,000          532,005
       FSA Insured, 5.25%, 2/01/10 .............................................................           445,000          463,597
    California Statewide CDA Revenue, Viewpoint School, Refunding, ACA Insured, 3.50%,
       10/01/08 ................................................................................           320,000          320,304
    California Statewide Communities Development Authority PCR, Southern California Education
       Co., Mandatory Put 4/01/13, Refunding, Series A, XLCA Insured, 4.10%, 4/01/28 ...........           500,000          483,555
    Fontana PFA Lease Revenue, AMBAC Insured, 5.00%, 9/01/14 ...................................           375,000          401,194
    Foothill-De Anza Community College District GO, Election of 1999, Series B, 2.60%,
       8/01/08 .................................................................................           100,000          100,073
    Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, MBIA Insured, 2.125%,
       9/01/08 .................................................................................           105,000          105,014
    Hercules RDA Tax Allocation Revenue, Series A, AMBAC Insured, 5.00%, 8/01/14 ...............           500,000          529,215
    Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%,
       11/15/09 ................................................................................           400,000          403,924
    Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Project,
       Refunding, Series A, FSA Insured, 4.00%, 10/01/08 .......................................           500,000          502,780
    Lynwood USD, GO, Election of 2002, Series A, FSA Insured, 4.00%, 8/01/10 ...................           100,000          102,751
    Manteca USD Special Tax, CFD No. 89-1, AMBAC Insured, 2.50%, 9/01/08 .......................           250,000          250,262
    North Orange County Community College District GO, Election of 2002, Series B, FGIC Insured,
       2.125%, 8/01/08 .........................................................................           500,000          499,970
    Poway RDA Tax Allocation, Paguay Redevelopment Project, Series A, MBIA Insured, 3.00%,
       6/15/09 .................................................................................           100,000          100,907
    Rio Linda Unified Elementary School District, Election of 2002, Series A, FSA Insured, 4.00%,
       8/01/10 .................................................................................           100,000          102,751
    Sacramento Power Authority Cogeneration Project Revenue, Refunding, AMBAC Insured, 4.00%,
       7/01/08 .................................................................................         1,000,000        1,000,000
    Santa Clara County Financing Authority Revenue, El Camino, Series B, AMBAC Insured, 5.00%,
       2/01/15 .................................................................................         1,025,000        1,071,074
                                                                                                                    ---------------
                                                                                                                         10,265,426
                                                                                                                    ---------------
    U.S. TERRITORIES 10.4%
    GUAM 1.0%
    Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.375%, 10/01/08 .....           250,000          249,465
                                                                                                                    ---------------
    PUERTO RICO 9.4%
    Puerto Rico Commonwealth GO, Public Improvement, Mandatory Put 7/01/08, Refunding,
       Series C, MBIA Insured, 5.00%, 7/01/28 ..................................................           370,000          370,000
    Puerto Rico Commonwealth Government Development Bank Revenue, senior notes, Series B,
       5.00%, 12/01/08 .........................................................................           600,000          605,286


                               64 | Annual Report

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT       VALUE
    -----------------------------------------------------                                         ----------------  ---------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/13 ..............  $      1,000,000  $     1,049,160
    Puerto Rico PBA Revenue Guaranteed, Mandatory Put 7/01/17, Refunding, AMBAC Insured,
       5.50%, 7/01/35 ..........................................................................           300,000          307,050
                                                                                                                    ---------------
                                                                                                                          2,331,496
                                                                                                                    ---------------
    TOTAL U.S. TERRITORIES .....................................................................                          2,580,961
                                                                                                                    ---------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $12,877,600) .....................                         12,846,387
                                                                                                                    ---------------
    SHORT TERM INVESTMENTS 40.0%
    MUNICIPAL BONDS 40.0%
    CALIFORNIA 40.0%
(a) Anaheim COP, Refunding, Weekly VRDN and Put, 7.75%, 8/01/19 ................................           300,000          300,000
(a) Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
       Series A, AMBAC Insured, Weekly VRDN and Put, 5.75%, 4/01/39 ............................           450,000          450,000
       Series B-1, AMBAC Insured, Weekly VRDN and Put, 7.25%, 4/01/45 ..........................           200,000          200,000
       Series C, AMBAC Insured, Weekly VRDN and Put, 5.75%, 4/01/45 ............................           200,000          200,000
(a) California Health Facilities Financing Authority Revenue,
       Adventist Health, Refunding, Series C, MBIA Insured, Daily VRDN and Put, 7.75%,
          9/01/15 ..............................................................................           300,000          300,000
       Adventist Hospital, Series A, MBIA Insured, Daily VRDN and Put, 7.75%, 9/01/28 ..........           300,000          300,000
       Adventist Hospital, Series B, MBIA Insured, Daily VRDN and Put, 7.75%, 9/01/28 ..........           200,000          200,000
(a) California HFAR, MFH, Series D, Daily VRDN and Put, 2.85%, 2/01/31 .........................           655,000          655,000
(a) California State Department of Water Resources Power Supply Revenue,
       Series B-4, Daily VRDN and Put, 2.00%, 5/01/22 ..........................................           700,000          700,000
       Series B-5, Daily VRDN and Put, 2.16%, 5/01/22 ..........................................           100,000          100,000
(a) California State Economic Recovery Revenue,
       Series C-3, Daily VRDN and Put, 2.16%, 7/01/23 ..........................................           200,000          200,000
       Series C-16, FSA Insured, Weekly VRDN and Put, 1.25%, 7/01/23 ...........................           200,000          200,000
(a) Irvine 1915 Act Special Assessment,
       AD No. 03-19, Series A, Daily VRDN and Put, 1.60%, 9/02/29 ..............................           300,000          300,000
       AD No. 93-14, Daily VRDN and Put, 2.14%, 9/02/25 ........................................           500,000          500,000
(a) Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding, Series F,
       AMBAC Insured, Weekly VRDN and Put, 7.25%, 8/15/21 ......................................           500,000          500,000
(a) Los Angeles Water and Power Revenue, Refunding, Sub Series B-1, Weekly VRDN and Put,
       1.30%, 7/01/34 ..........................................................................           300,000          300,000
(a) Metropolitan Water District of Southern California Waterworks Revenue,
       Authorization, Series B, Weekly VRDN and Put, 1.30%, 7/01/28 ............................           400,000          400,000
       Refunding, Series B-3, Daily VRDN and Put, 2.16%, 7/01/35 ...............................           500,000          500,000
       Series B, Weekly VRDN and Put, 1.30%, 7/01/27 ...........................................           200,000          200,000
(a) Orange County Special Financing Authority Teeter Plan Revenue, Series D, AMBAC Insured,
       Weekly VRDN and Put, 7.85%, 11/01/14 ....................................................         1,000,000        1,000,000
(a) Oxnard Financing Authority Lease Revenue, Civic Center Phase 2 Project, AMBAC Insured,
       Weekly VRDN and Put, 6.00%, 6/01/36 .....................................................           400,000          400,000
(a) Pasadena COP, City Hall and Park Improvement Projects, AMBAC Insured, Weekly VRDN and Put,
       5.00%, 2/01/33 ..........................................................................         1,000,000        1,000,000


                               Annual Report | 65

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT       VALUE
    -----------------------------------------------------                                         ----------------  ---------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
(a) San Francisco City and County GO, Laguna Honda Hospital, Series D, MBIA Insured,
       Weekly VRDN and Put, 5.00%, 6/15/30 .....................................................  $        500,000  $       500,000
(a) Southern California Public Power Authority Power Project Revenue, Palo Verde Project,
       Refunding, Series C, AMBAC Insured, Weekly VRDN and Put, 8.00%, 7/01/17 .................           550,000          550,000
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $9,955,000) .............................................                          9,955,000
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $22,832,600) 91.6% .................................................                         22,801,387
                                                                                                                    ---------------
    OTHER ASSETS, LESS LIABILITIES 8.4% ........................................................                          2,081,710
                                                                                                                    ---------------
    NET ASSETS 100.0% ..........................................................................                    $    24,883,097
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 72.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               66 | Annual Report

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

                                                                                YEAR ENDED JUNE 30,
                                                               ----------------------------------------------------
CLASS A                                                          2008       2007       2006       2005       2004
-------                                                        --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                               --------   --------   --------   --------   --------
Income from investment operations - net investment income ..      0.024      0.029      0.023      0.012      0.004
Less distributions from net investment income ..............     (0.024)    (0.029)    (0.023)    (0.012)    (0.004)
                                                               --------   --------   --------   --------   --------
Net asset value, end of year ...............................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                               --------   --------   --------   --------   --------
Total return(a) ............................................       2.43%      2.97%      2.33%      1.20%      0.38%
RATIOS TO AVERAGE NET ASSETS
Expenses ...................................................       0.54%      0.55%      0.55%      0.56%      0.56%
Net investment income ......................................       2.37%      2.94%      2.30%      1.22%      0.38%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................   $709,264   $658,903   $610,593   $688,121   $631,895

(a) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 67

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2008

    FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                     PRINCIPAL AMOUNT       VALUE
    -----------------------------------------                                                     ----------------  ---------------
    MUNICIPAL BONDS 99.1%
    CALIFORNIA 94.3%
(a) Antelope Valley-East Kern Water Agency COP, Series A-2, Weekly VRDN and Put, 1.25%, 6/01/37   $      7,000,000  $     7,000,000
(a) Butte County Housing Authority MFR, Pine Tree Apartment Project, Weekly VRDN and Put,
       1.45%, 12/01/10 .........................................................................           717,000          717,000
(b) California Communities Note Program Note Participation Revenue, Series A-3, TRAN, 3.00%,
       6/30/09 .................................................................................        15,000,000       15,200,100
(a) California Health Facilities Financing Authority Revenue, Stanford Hospital, Series C,
       FSA Insured, Weekly VRDN and Put, 1.35%, 11/15/36 .......................................         9,000,000        9,000,000
    California Infrastructure and Economic Development Bank Revenue, J. Paul Getty Trust,
       Mandatory Put 4/01/09, Refunding, Series A1, 1.70%, 10/01/47 ............................        17,600,000       17,600,000
(a)    Series B, Daily VRDN and Put, 1.90%, 4/01/33 ............................................           800,000          800,000
(a) California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series C, Daily VRDN and Put,
       1.70%, 11/01/26 .........................................................................         7,500,000        7,500,000
    California School Cash Reserve Program Authority COP,
       2007-2008 TRAN, Series A, 4.25%, 7/01/08 ................................................        12,000,000       12,000,000
(b)    Series A, 3.00%, 7/06/09 ................................................................         8,000,000        8,108,080
(a) California State Department of Water Resources Power Supply Revenue,
       Series C-4, Weekly VRDN and Put, 1.40%, 5/01/22 .........................................         5,000,000        5,000,000
       Series C-8, Weekly VRDN and Put, 1.20%, 5/01/22 .........................................         7,600,000        7,600,000
       Series C-10, Weekly VRDN and Put, 1.30%, 5/01/22 ........................................        23,000,000       23,000,000
       Series C-12, Weekly VRDN and Put, 1.60%, 5/01/22 ........................................        18,800,000       18,800,000
       Series C-15, Weekly VRDN and Put, 1.20%, 5/01/22 ........................................         5,000,000        5,000,000
(a) California State Economic Development Financing Authority Revenue, KQED Inc. Project,
       Refunding, Weekly VRDN and Put, 1.35%, 4/01/20 ..........................................           810,000          810,000
(a) California State Economic Recovery GO, Series C-1, Daily VRDN and Put, 2.85%, 7/01/23 ......         1,100,000        1,100,000
(a) California State Economic Recovery Revenue,
       Series C-3, Daily VRDN and Put, 2.16%, 7/01/23 ..........................................           400,000          400,000
       Series C-11, Weekly VRDN and Put, 1.05%, 7/01/23 ........................................         4,255,000        4,255,000
    California State GO,
(a)    Kindergarten-University, Public, Refunding, Series A-6, Weekly VRDN and Put, 1.20%,
          5/01/34 ..............................................................................         1,500,000        1,500,000
(a)    Kindergarten-University, Public, Refunding, Series B-4, Weekly VRDN and Put, 1.20%,
          5/01/34 ..............................................................................         2,100,000        2,100,000
(a)    Kindergarten-University, Refunding, Series A-3, Daily VRDN and Put, 2.85%, 5/01/34 ......         2,500,000        2,500,000
(a)    Kindergarten-University, Series A-10, Weekly VRDN and Put, 1.20%, 5/01/34 ...............         2,800,000        2,800,000
       Pre-Refunded, 5.10%, 2/01/34 ............................................................         2,420,000        2,488,688
(a)    Series A-1, Daily VRDN and Put, 2.85%, 5/01/33 ..........................................         4,000,000        4,000,000
(a)    Series A-3, Daily VRDN and Put, 2.16%, 5/01/33 ..........................................         4,000,000        4,000,000
(a)    Series B-1, Weekly VRDN and Put, 1.28%, 5/01/33 .........................................         5,000,000        5,000,000
(a)    Series B-3, Weekly VRDN and Put, 1.35%, 5/01/33 .........................................         4,600,000        4,600,000
(a)    Series C-2, Weekly VRDN and Put, 1.50%, 5/01/33 .........................................         6,700,000        6,700,000
(a) California Statewide CDA Revenue,
       John Muir Health, Refunding, Series A, Asset Guaranteed, Daily VRDN and Put, 1.60%,
          8/15/36 ..............................................................................         2,600,000        2,600,000
       John Muir Health, Refunding, Series C, Daily VRDN and Put, 1.90%, 8/15/27 ...............         3,800,000        3,800,000
       Series A, Assured Guaranty, Weekly VRDN and Put, 1.33%, 3/01/37 .........................         5,000,000        5,000,000
       Sweep Loan Program, Refunding, Series A, Weekly VRDN and Put, 1.29%, 8/01/35 ............         1,050,000        1,050,000
       Touro University Project, Refunding, Weekly VRDN and Put, 1.45%, 9/01/29 ................         2,000,000        2,000,000
       University Retirement Community Project, Daily VRDN and Put, 1.50%, 11/15/38 ............         1,670,000        1,670,000


                               68 | Annual Report

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                     PRINCIPAL AMOUNT       VALUE
    -----------------------------------------                                                     ----------------  ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
(a) California Transportation Finance Authority Revenue, FSA Insured, Weekly VRDN and Put,
       1.32%, 10/01/27 .........................................................................  $     11,305,000  $    11,305,000
(a) Calleguas-Las Virgines PFAR, Municipal Water District Project, Refunding, Series A,
       Weekly VRDN and Put, 1.25%, 7/01/37 .....................................................         8,825,000        8,825,000
(a) Carlsbad USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN and
       Put, 1.80%,
       9/01/14 .................................................................................           400,000          400,000
       9/01/23 .................................................................................         1,900,000        1,900,000
(a) Chico MFMR, Webb Homes Project, Monthly VRDN and Put, 1.65%, 1/01/10 .......................           545,000          545,000
(a) East Bay MUD Wastewater System Revenue, Refunding, Sub Series A, Weekly VRDN and Put,
       1.25%, 6/01/33 ..........................................................................         5,000,000        5,000,000
(a) East Bay MUD Water System Revenue, Refunding, Sub. Series A, FSA Insured, Weekly VRDN and
       Put, 1.27%, 6/01/25 .....................................................................         5,000,000        5,000,000
(a) Fremont PFA, COP, Weekly VRDN and Put, 1.35%, 8/01/30 ......................................         5,100,000        5,100,000
(a) Grant Joint UHSD, COP, Various Bridge Funding Program, FSA Insured, Weekly VRDN and Put,
       1.80%, 7/01/37 ..........................................................................        10,000,000       10,000,000
(a) Hillsborough COP, Refunding, Series A, Weekly VRDN and Put, 1.28%, 6/01/30 .................           700,000          700,000
    Imperial Irrigation District Revenue, TECP, Series A, 1.55%, 10/24/08 ......................        16,500,000       16,500,000
(a) Irvine 1915 Act, AD No. 94-15, Refunding, Daily VRDN and Put, 1.60%, 9/02/20 ...............         3,799,000        3,799,000
(a) Irvine 1915 Act Special Assessment,
       AD No. 00-18, Series A, Daily VRDN and Put, 1.60%, 9/02/26 ..............................         3,027,000        3,027,000
       AD No. 03-19, Series A, Daily VRDN and Put, 1.60%, 9/02/29 ..............................         1,274,000        1,274,000
       AD No. 03-19, Series B, Daily VRDN and Put, 2.30%, 9/02/29 ..............................           904,000          904,000
       AD No. 93-14, Daily VRDN and Put, 2.14%, 9/02/25 ........................................         1,456,000        1,456,000
       AD No. 94-13, Daily VRDN and Put, 1.60%, 9/02/22 ........................................         1,800,000        1,800,000
       AD No. 97-13, Daily VRDN and Put, 1.60%, 9/02/23 ........................................         4,554,000        4,554,000
(a) Irvine Public Facilities and Infrastructure Authority Lease Revenue, Capital Improvement
       Project, Weekly VRDN and Put, 1.31%, 11/01/10 ...........................................         4,950,000        4,950,000
(a) Irvine Ranch Water District COP, Irvine Ranch Water District, Refunding, Daily VRDN and Put,
       2.90%, 3/01/32 ..........................................................................        12,000,000       12,000,000
(a) Irvine Ranch Water District GO,
       Consolidated ID, Daily VRDN and Put, 2.44%, 6/01/15 .....................................         2,275,000        2,275,000
       District Nos. 105, 140, 240 and 250, Daily VRDN and Put, 2.14%, 1/01/21 .................         6,500,000        6,500,000
(a) Los Angeles COP, Kadima Hebrew Academy, Series A, Weekly VRDN and Put, 1.35%, 8/01/35 ......         1,300,000        1,300,000
(b) Los Angeles County TRAN, Series A, 3.00%, 6/30/09 ..........................................        12,000,000       12,167,280
(a) Los Angeles Department of Water and Power Revenue, Refunding, Sub Series B-7, Weekly VRDN
       and Put, 1.23%, 7/01/34 .................................................................         8,000,000        8,000,000
(a) Los Angeles Department of Water and Power Waterworks Revenue,
       Refunding, Sub Series B-4, Weekly VRDN and Put, 1.23%, 7/01/35 ..........................         6,650,000        6,650,000
       Sub Series B-2, Daily VRDN and Put, 1.60%, 7/01/35 ......................................        19,550,000       19,550,000
(a) Los Angeles MFR, Casden Project, Series K, Weekly VRDN and Put, 1.35%, 7/01/10 .............           145,507          145,507
(a) Los Angeles Water and Power Revenue,
       Power System, Sub Series A-2, Weekly VRDN and Put, 1.50%, 7/01/35 .......................         2,050,000        2,050,000
       Refunding, Sub Series B-2, Weekly VRDN and Put, 1.20%, 7/01/34 ..........................         1,300,000        1,300,000
       Refunding, Sub Series B-3, Daily VRDN and Put, 1.65%, 7/01/34 ...........................         1,100,000        1,100,000
(a) Manhattan Beach COP, Refunding, Weekly VRDN and Put, 1.35%, 8/01/32 ........................         2,500,000        2,500,000


                               Annual Report | 69

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                     PRINCIPAL AMOUNT       VALUE
    -----------------------------------------                                                     ----------------  ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
(a) Metropolitan Water District of Southern California Waterworks Revenue,
       Refunding, Series A, Weekly VRDN and Put, 1.28%, 7/01/25 ................................  $      8,660,000  $     8,660,000
       Refunding, Series A-1, Weekly VRDN and Put, 1.20%, 7/01/21 ..............................         3,105,000        3,105,000
       Refunding, Series B-1, Daily VRDN and Put, 1.60%, 7/01/35 ...............................         4,450,000        4,450,000
       Refunding, Series B-3, Daily VRDN and Put, 2.16%, 7/01/35 ...............................           300,000          300,000
       Refunding, Series B-4, Weekly VRDN and Put, 1.26%, 7/01/35 ..............................         7,000,000        7,000,000
       Series C, Weekly VRDN and Put, 1.20%, 7/01/28 ...........................................        13,200,000       13,200,000
(a) Monterey Peninsula Water Management District COP, Wastewater Reclamation Project,
       Weekly VRDN and Put, 1.50%, 7/01/22 .....................................................         3,600,000        3,600,000
(a) Newport Beach Revenue, Hoag Memorial Presbyterian Hospital, Refunding, Series D,
       Weekly VRDN and Put, 1.29%, 12/01/40 ....................................................        15,000,000       15,000,000
(a) Oakland COP, Capital Equipment Project, Weekly VRDN and Put, 1.33%, 12/01/15 ...............         4,800,000        4,800,000
(a) Orange County Apartment Development Revenue, Harbor Pointe, Refunding, Issue D,
       Weekly VRDN and Put, 1.31%, 12/01/22 ....................................................         2,500,000        2,500,000
(a) Orange County Sanitation District COP, Refunding,
       Series A, Daily VRDN and Put, 1.60%, 8/01/29 ............................................         8,035,000        8,035,000
       Series B, Daily VRDN and Put, 1.60%, 8/01/30 ............................................        17,900,000       17,900,000
(a) Orange County Water District Revenue COP, Series A, Weekly VRDN and Put, 1.28%,
       8/01/41 .................................................................................        11,700,000       11,700,000
       8/01/42 .................................................................................         1,550,000        1,550,000
(a) Pajaro Valley USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN
       and Put, 1.90%, 9/01/31 .................................................................           700,000          700,000
(a) Perris UHSD, COP, School Financing Project, FSA Insured, Weekly VRDN and Put, 1.80%,
       9/01/33 .................................................................................         1,185,000        1,185,000
(a) Pittsburg PFA Water Revenue, Refunding, Weekly VRDN and Put, 1.35%, 6/01/35 ................         4,900,000        4,900,000
(a) Rancho Water District Financing Authority Revenue, Refunding, Series B, Weekly VRDN and
       Put, 1.50%, 8/01/31 .....................................................................         3,500,000        3,500,000
(a) Riverside County COP, Riverside County Public Facilities, ACES, Series B, Weekly VRDN and
       Put, 1.50%, 12/01/15 ....................................................................         3,000,000        3,000,000
    Riverside County Teeter Obligation Revenue, TECP, 1.50%, 8/14/08 ...........................        12,900,000       12,900,000
(a) Sacramento County COP, Administration Center and Courthouse Project, Weekly VRDN and Put,
       1.32%, 6/01/20 ..........................................................................        13,865,000       13,865,000
    Sacramento County GO, TRAN, 4.50%, 7/09/08 .................................................        10,000,000       10,001,792
(a) Sacramento County Sanitation District Financing Authority Revenue,
       Series C, Weekly VRDN and Put, 1.35%, 12/01/30 ..........................................        30,100,000       30,100,000
       sub. lien, Sanitation District, Refunding, Series E, Weekly VRDN and Put, 1.25%,
          12/01/40 .............................................................................         3,000,000        3,000,000
(a) Sacramento Suburban Water District COP, Refunding, Series A-2, Weekly VRDN and Put,
       1.28%, 11/01/28 .........................................................................         3,000,000        3,000,000
(a) San Bernardino County Flood Control District Judgment Obligation Revenue, Refunding,
       Weekly VRDN and Put, 1.50%, 8/01/37 .....................................................         2,000,000        2,000,000
(a) San Diego County COP, Weekly VRDN and Put, 1.35%, 11/01/30 .................................         1,400,000        1,400,000
(a) San Diego County Regional Transportation Commission Sales Tax Revenue, Limited Tax,
       Refunding, Series A, Weekly VRDN and Put, 1.25%, 4/01/38 ................................         1,100,000        1,100,000
(a) San Jose RDAR, Merged Area Redevelopment Project,
       Series A, Weekly VRDN and Put, 1.26%, 7/01/26 ...........................................         5,400,000        5,400,000
       Series B, Weekly VRDN and Put, 1.20%, 7/01/26 ...........................................        11,500,000       11,500,000
       Series B, Weekly VRDN and Put, 1.35%, 8/01/32 ...........................................         1,300,000        1,300,000


                               70 | Annual Report

Franklin California Tax-Free Trust

    FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                     PRINCIPAL AMOUNT       VALUE
    -----------------------------------------                                                     ----------------  ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
(a) Santa Clara County Financing Authority Lease Revenue, Valley Medical Center Facilities
       Replacement Project, Series B, Weekly VRDN and Put, 1.35%, 11/15/25 .....................  $      3,500,000  $     3,500,000
(a) Santa Clara County Housing Authority MFHR, Benton Park Central Apartments, Refunding,
       Series A, Weekly VRDN and Put, 1.31%, 12/15/25 ..........................................         5,000,000        5,000,000
(a) Santa Clara Electric Revenue, Refunding, Sub Series B, Weekly VRDN and Put, 1.28%,
       7/01/27 .................................................................................         2,000,000        2,000,000
(a) South Placer Wastewater Authority Wastewater Revenue, Refunding, Series B, Weekly VRDN
       and Put, 1.25%, 11/01/27 ................................................................        20,000,000       20,000,000
(a) Southern California Public Power Authority Transmission Project Revenue, Southern
       Transmission, Refunding,
          Series A, FSA Insured, Weekly VRDN and Put, 1.70%, 7/01/23 ...........................         4,000,000        4,000,000
          Series B, FSA Insured, Weekly VRDN and Put, 1.28%, 7/01/23 ...........................         6,600,000        6,600,000
(a) Turlock Irrigation District COP, Capital Improvement and Refunding Project, Daily VRDN and
       Put,
       1.50%, 1/01/31 ..........................................................................           900,000          900,000
    Turlock Irrigation District Revenue, TECP, 1.50%, 7/17/08 ..................................         3,000,000        3,000,000
(a) Tustin 1915 Act Special Assessment, Reassessment District No. 95-2, Series A, Daily VRDN
       and Put, 1.60%, 9/02/13 .................................................................         8,669,000        8,669,000
(a) Union City MFR, Housing Mission Sierra, Refunding, Series A, Weekly VRDN and Put, 1.31%,
       7/15/29 .................................................................................         4,500,000        4,500,000
    University of California Regents Revenue, TECP, 1.45%, 8/14/08 .............................         6,900,000        6,900,000
(a) Val Verde USD, COP, Refunding, Series A, Weekly VRDN and Put, 1.35%, 3/01/36 ...............         8,400,000        8,400,000
(a) WateReuse Finance Authority Revenue, FSA Insured, Weekly VRDN and Put, 1.32%,
       5/01/28 .................................................................................        16,670,000       16,670,000
(a) West Basin Municipal Water District Revenue COP, Refunding, Series A-1, Weekly VRDN and
       Put, 1.29%, 8/01/27 .....................................................................        10,000,000       10,000,000
                                                                                                                    ---------------
                                                                                                                        669,066,447
                                                                                                                    ---------------
    U.S. TERRITORY 4.8%
    PUERTO RICO 4.8%
    Puerto Rico Commonwealth GO, Public Improvement,
       Mandatory Put 7/01/08, Refunding, Series C, MBIA Insured, 5.00%, 7/01/28 ................         5,000,000        5,000,000
(a)    Refunding, Series A-3, FSA Insured, Daily VRDN and Put, 1.80%, 7/01/29 ..................           200,000          200,000
(a)    Refunding, Series A-4, FSA Insured, Daily VRDN and Put, 1.80%, 7/01/31 ..................         1,000,000        1,000,000
(a)    Refunding, Series B, Daily VRDN and Put, 1.80%, 7/01/32 .................................        10,000,000       10,000,000
(a) Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series A, Weekly VRDN and Put, 1.45%, 7/01/28 ................................         6,500,000        6,500,000
(a) Puerto Rico Commonwealth Revenue, Refunding, Series A-9, Daily VRDN and Put, 1.32%,
       7/01/34 .................................................................................        11,000,000       11,000,000
                                                                                                                    ---------------
                                                                                                                         33,700,000
                                                                                                                    ---------------
    TOTAL MUNICIPAL BONDS (COST $702,766,447) ..................................................                        702,766,447
    OTHER ASSETS, LESS LIABILITIES 0.9% ........................................................                          6,497,721
                                                                                                                    ---------------
    NET ASSETS 100.0% ..........................................................................                    $   709,264,168
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 72.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

(b)  Security purchased on a when-issued basis. See Note 1(b).

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 71

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2008

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
ACA      - American Capital Access Holdings Inc.
ACES     - Adjustable Convertible Exempt Security
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
BART     - Bay Area Rapid Transit
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
COP      - Certificate of Participation
CRDA     - Community Redevelopment Authority/Agency
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority Revenue
ID       - Improvement District
MBIA     - Municipal Bond Investors Assurance Corp.
MFH      - Multi-Family Housing
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
MTA      - Metropolitan Transit Authority
MUD      - Municipal Utility District
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
RDA      - Redevelopment Agency/Authority
RDAR     - Redevelopment Agency Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
TECP     - Tax-Exempt Commercial Paper
TRAN     - Tax and Revenue Anticipation Note
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
XLCA     - XL Capital Assurance

   The accompanying notes are an integral part of these financial statements.


                               72 | Annual Report

Franklin California Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2008

                                                                                    FRANKLIN         FRANKLIN
                                                                FRANKLIN           CALIFORNIA       CALIFORNIA      FRANKLIN
                                                               CALIFORNIA      INTERMEDIATE-TERM   LIMITED-TERM    CALIFORNIA
                                                            INSURED TAX-FREE        TAX-FREE         TAX-FREE      TAX-EXEMPT
                                                               INCOME FUND        INCOME FUND       INCOME FUND    MONEY FUND
                                                            ----------------   -----------------   ------------   ------------
Assets:
   Investments in securities:
      Cost ..............................................    $2,018,474,195       $547,792,360      $22,832,600   $702,766,447
                                                             --------------       ------------      -----------   ------------
      Value .............................................    $2,073,161,546       $549,599,263      $22,801,387   $702,766,447
   Cash .................................................           584,260          3,505,383           44,203     45,630,333
   Receivables:
      Investment securities sold ........................         2,847,398                 --               --             --
      Capital shares sold ...............................         2,551,522          2,982,425        2,082,551      1,729,666
      Interest ..........................................        29,278,138          7,016,326          196,485      1,487,382
      Affiliates ........................................                --                 --            5,852             --
                                                             --------------       ------------      -----------   ------------
         Total assets ...................................     2,108,422,864        563,103,397       25,130,478    751,613,828
                                                             --------------       ------------      -----------   ------------
Liabilities:
   Payables:
      Investment securities purchased ...................        12,522,878          5,560,913               --     35,475,460
      Capital shares redeemed ...........................         3,755,388          2,262,364          205,569      6,433,086
      Affiliates ........................................         1,350,336            352,961               --        300,693
      Distributions to shareholders .....................         2,427,730            564,706           15,333         60,415
      Professional fees .................................            62,715             25,067           20,215         26,028
   Accrued expenses and other liabilities ...............           123,501             52,544            6,264         53,978
                                                             --------------       ------------      -----------   ------------
         Total liabilities ..............................        20,242,548          8,818,555          247,381     42,349,660
                                                             --------------       ------------      -----------   ------------
            Net assets, at value ........................    $2,088,180,316       $554,284,842      $24,883,097   $709,264,168
                                                             ==============       ============      ===========   ============
Net assets consist of:
   Paid-in capital ......................................    $2,034,834,242       $555,701,514      $25,062,772   $709,295,402
   Undistributed net investment income (distributions
      in excess of net investment income) ...............          (145,237)           287,034           56,127             --
   Net unrealized appreciation (depreciation) ...........        54,687,351          1,806,903          (31,213)            --
   Accumulated net realized gain (loss) .................        (1,196,040)        (3,510,609)        (204,589)       (31,234)
                                                             --------------       ------------      -----------   ------------
            Net assets, at value ........................    $2,088,180,316       $554,284,842      $24,883,097   $709,264,168
                                                             ==============       ============      ===========   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 73

Franklin California Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2008

                                                                                    FRANKLIN         FRANKLIN
                                                                FRANKLIN           CALIFORNIA       CALIFORNIA      FRANKLIN
                                                               CALIFORNIA      INTERMEDIATE-TERM   LIMITED-TERM    CALIFORNIA
                                                            INSURED TAX-FREE        TAX-FREE         TAX-FREE      TAX-EXEMPT
                                                               INCOME FUND        INCOME FUND       INCOME FUND    MONEY FUND
                                                            ----------------   -----------------   ------------   ------------
CLASS A:
   Net assets, at value .................................    $1,875,898,056       $517,442,612      $24,883,097   $709,264,168
                                                             --------------       ------------      -----------   ------------
   Shares outstanding ...................................       153,835,823         45,930,974        2,502,337    709,294,725
                                                             --------------       ------------      -----------   ------------
   Net asset value per share(a) .........................    $        12.19       $      11.27      $      9.94   $       1.00
                                                             --------------       ------------      -----------   ------------
   Maximum offering price per share (net asset value
      per share / 95.75%, 97.75%, 97.75% and
      100%, respectively) ...............................    $        12.73       $      11.53      $     10.17   $       1.00
CLASS B:
   Net assets, at value .................................    $   48,875,169
                                                             --------------
   Shares outstanding ...................................         3,987,697
                                                             --------------
   Net asset value and maximum offering price
      per share(a) ......................................    $        12.26
                                                             --------------
CLASS C:
   Net assets, at value .................................    $  163,407,091       $ 36,842,230
                                                             --------------       ------------
   Shares outstanding ...................................        13,262,724          3,262,894
                                                             --------------       ------------
   Net asset value and maximum offering price
      per share(a) ......................................    $        12.32       $      11.29
                                                             --------------       ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Funds.

   The accompanying notes are an integral part of these financial statements.


                               74 | Annual Report

Franklin California Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended June 30, 2008

                                                                                    FRANKLIN         FRANKLIN
                                                                FRANKLIN           CALIFORNIA       CALIFORNIA      FRANKLIN
                                                               CALIFORNIA      INTERMEDIATE-TERM   LIMITED-TERM    CALIFORNIA
                                                            INSURED TAX-FREE        TAX-FREE         TAX-FREE      TAX-EXEMPT
                                                               INCOME FUND        INCOME FUND       INCOME FUND    MONEY FUND
                                                            ----------------   -----------------   ------------   ------------
Investment income:
   Interest .............................................     $101,941,165        $23,399,424        $ 555,086     $20,669,144
                                                              ------------        -----------        ---------     -----------
Expenses:
   Management fees (Note 3a) ............................        9,534,229          2,593,205           77,575       3,441,754
   Administrative fees (Note 3b) ........................               --                 --           31,030              --
   Distribution fees: (Note 3c)
      Class A ...........................................        1,865,778            488,311           22,316              --
      Class B ...........................................          348,797                 --               --              --
      Class C ...........................................          964,122            191,300               --              --
   Transfer agent fees (Note 3e) ........................          539,332            185,742           16,195         268,912
   Custodian fees .......................................           30,788              7,698              215          10,554
   Reports to shareholders ..............................           75,098             28,566            2,378          31,687
   Registration and filing fees .........................           11,744              6,196            4,214           5,422
   Professional fees ....................................           75,118             29,827           24,379          33,603
   Trustees' fees and expenses ..........................           60,687             15,032              410          20,964
   Other ................................................          118,900             64,098           14,769          38,816
                                                              ------------        -----------        ---------     -----------
         Total expenses .................................       13,624,593          3,609,975          193,481       3,851,712
         Expenses waived/paid by affiliates (Note 3f) ...               --                 --         (116,744)             --
                                                              ------------        -----------        ---------     -----------
            Net expenses ................................       13,624,593          3,609,975           76,737       3,851,712
                                                              ------------        -----------        ---------     -----------
               Net investment income ....................       88,316,572         19,789,449          478,349      16,817,432
                                                              ------------        -----------        ---------     -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ............        1,805,353           (188,726)              --          (5,363)
   Net change in unrealized appreciation (depreciation)
      on investments ....................................      (50,951,854)        (3,989,373)          43,612              --
                                                              ------------        -----------        ---------     -----------
Net realized and unrealized gain (loss) .................      (49,146,501)        (4,178,099)          43,612          (5,363)
                                                              ------------        -----------        ---------     -----------
Net increase (decrease) in net assets resulting
   from operations ......................................     $ 39,170,071        $15,611,350        $ 521,961     $16,812,069
                                                              ------------        -----------        ---------     -----------

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 75

Franklin California Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   FRANKLIN CALIFORNIA
                                                               FRANKLIN CALIFORNIA INSURED           INTERMEDIATE-TERM
                                                                  TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                                    YEAR ENDED JUNE 30,             YEAR ENDED JUNE 30,
                                                              -------------------------------   ---------------------------
                                                                   2008             2007            2008           2007
                                                              --------------   --------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................   $   88,316,572   $   84,814,026   $ 19,789,449   $ 18,092,055
      Net realized gain (loss) from investments ...........        1,805,353          479,220       (188,726)      (824,806)
      Net change in unrealized appreciation
         (depreciation) on investments ....................      (50,951,854)       6,157,833     (3,989,373)     2,493,355
                                                              --------------   --------------   ------------   ------------
         Net increase (decrease) in net assets
            resulting from operations .....................       39,170,071       91,451,079     15,611,350     19,760,604
                                                              --------------   --------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................      (80,334,698)     (77,084,097)   (18,451,219)   (17,341,633)
         Class B ..........................................       (2,018,683)      (2,440,278)            --             --
         Class C ..........................................       (5,492,590)      (5,080,702)      (949,254)      (884,836)
                                                              --------------   --------------   ------------   ------------
   Total distributions to shareholders ....................      (87,845,971)     (84,605,077)   (19,400,473)   (18,226,469)
                                                              --------------   --------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ..........................................      109,413,411       53,086,761     62,821,795     (6,879,252)
         Class B ..........................................       (9,067,886)     (10,190,789)            --             --
         Class C ..........................................       27,534,725        5,455,724     10,074,524      1,795,959
                                                              --------------   --------------   ------------   ------------
   Total capital share transactions .......................      127,880,250       48,351,696     72,896,319     (5,083,293)
                                                              --------------   --------------   ------------   ------------
   Redemption fees ........................................           14,774            2,737          5,999          2,856
                                                              --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets .........       79,219,124       55,200,435     69,113,195     (3,546,302)
Net assets:
   Beginning of year ......................................    2,008,961,192    1,953,760,757    485,171,647    488,717,949
                                                              --------------   --------------   ------------   ------------
   End of year ............................................   $2,088,180,316   $2,008,961,192   $554,284,842   $485,171,647
                                                              ==============   ==============   ============   ============
Undistributed net investment income (distributions in
   excess of net investment income) included in net
   assets:
   End of year ............................................   $     (145,237)  $     (243,504)  $    287,034   $    (84,882)
                                                              ==============   ==============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               76 | Annual Report

Franklin California Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                 FRANKLIN CALIFORNIA          FRANKLIN CALIFORNIA
                                                                    LIMITED-TERM                   TAX-EXEMPT
                                                                 TAX-FREE INCOME FUND              MONEY FUND
                                                                 YEAR ENDED JUNE 30,           YEAR ENDED JUNE 30,
                                                              -------------------------   -----------------------------
                                                                 2008           2007          2008             2007
                                                              -----------   -----------   -------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................   $   478,349   $   301,122   $  16,817,432   $  19,267,011
      Net realized gain (loss) from investments ...........            --        (8,600)         (5,363)             --
      Net change in unrealized appreciation
         (depreciation) on investments ....................        43,612        80,065              --              --
                                                              -----------   -----------   -------------   -------------
         Net increase (decrease) in net assets resulting
            from operations ...............................       521,961       372,587      16,812,069      19,267,011
                                                              -----------   -----------   -------------   -------------
   Distributions to shareholders from net investment
      income ..............................................      (426,918)     (305,975)    (16,817,432)    (19,267,011)
   Capital share transactions (Note 2) ....................    12,743,732       828,517      50,366,184      48,310,312
                                                              -----------   -----------   -------------   -------------
   Redemption fees ........................................             1            --              --              --
                                                              -----------   -----------   -------------   -------------
         Net increase (decrease) in net assets ............    12,838,776       895,129      50,360,821      48,310,312
Net assets:
   Beginning of year ......................................    12,044,321    11,149,192     658,903,347     610,593,035
                                                              -----------   -----------   -------------   -------------
   End of year ............................................   $24,883,097   $12,044,321   $ 709,264,168   $ 658,903,347
                                                              ===========   ===========   =============   =============
Undistributed net investment income included in net assets:
   End of year ............................................   $    56,127   $     4,696   $          --   $          --
                                                              ===========   ===========   =============   =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 77

Franklin California Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company, consisting of four funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                      CLASS A & CLASS C                  CLASS A, CLASS B & CLASS C
--------------------------------   -------------------------------------   ------------------------------------
Franklin California Limited-Term   Franklin California Intermediate-Term   Franklin California Insured Tax-Free
   Tax-Free Income Fund            Tax-Free Income Fund                    Income Fund
Franklin California Tax-Exempt
   Money Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

Securities in the Franklin California Tax-Exempt Money Fund are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                               78 | Annual Report

Franklin California Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

The Funds may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                               Annual Report | 79

Franklin California Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               80 | Annual Report

Franklin California Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Franklin California Tax-Exempt Money Fund's shares were at $1.00 per share. Transactions in the Funds' shares were as follows:

                                       FRANKLIN CALIFORNIA         FRANKLIN CALIFORNIA
                                            INSURED                 INTERMEDIATE-TERM
                                      TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                   ---------------------------   --------------------------
                                      SHARES        AMOUNT         SHARES        AMOUNT
                                   -----------   -------------   ----------   -------------
CLASS A SHARES:
Year ended June 30, 2008
   Shares sold .................    26,443,274   $ 328,888,594   13,016,223   $ 148,492,416
   Shares issued in reinvestment
      of distributions .........     3,723,380      46,287,251    1,016,666      11,595,555
   Shares redeemed .............   (21,388,540)   (265,762,434)  (8,527,412)    (97,266,176)
                                   -----------   -------------   ----------   -------------
   Net increase (decrease) .....     8,778,114   $ 109,413,411    5,505,477   $  62,821,795
                                   ===========   =============   ==========   =============
Year ended June 30, 2007
   Shares sold .................    17,455,918   $ 220,629,858    7,640,775   $  87,751,826
   Shares issued in reinvestment
      of distributions .........     3,462,745      43,770,823      934,758      10,732,062
   Shares redeemed .............   (16,721,698)   (211,313,920)  (9,185,930)   (105,363,140)
                                   -----------   -------------   ----------   -------------
   Net increase (decrease) .....     4,196,965   $  53,086,761     (610,397)  $  (6,879,252)
                                   ===========   =============   ==========   =============
CLASS B SHARES:
Year ended June 30, 2008
   Shares sold .................        69,936   $     866,284
   Shares issued in reinvestment
      of distributions .........       103,853       1,298,021
   Shares redeemed .............      (900,350)    (11,232,191)
                                   -----------   -------------
   Net increase (decrease) .....      (726,561)  $  (9,067,886)
                                   ===========   =============
Year ended June 30, 2007
   Shares sold .................         7,839   $      99,798
   Shares issued in reinvestment
      of distributions .........       125,167       1,589,956
   Shares redeemed .............      (935,605)    (11,880,543)
                                   -----------   -------------
   Net increase (decrease) .....      (802,599)  $ (10,190,789)
                                   ===========   =============
CLASS C SHARES:
Year ended June 30, 2008
   Shares sold .................     3,725,402   $  46,696,824    1,323,158   $  15,093,148
   Shares issued in reinvestment
      of distributions .........       264,495       3,320,505       44,836         512,396
   Shares redeemed .............    (1,792,999)    (22,482,604)    (484,788)     (5,531,020)
                                   -----------   -------------   ----------   -------------
   Net increase (decrease) .....     2,196,898   $  27,534,725      883,206   $  10,074,524
                                   ===========   =============   ==========   =============
Year ended June 30, 2007
   Shares sold .................     2,114,348   $  27,009,041      687,478   $   7,915,490
   Shares issued in reinvestment
      of distributions .........       232,714       2,969,972       43,530         500,866
   Shares redeemed .............    (1,922,826)    (24,523,289)    (575,151)     (6,620,397)
                                   -----------   -------------   ----------   -------------
   Net increase (decrease) .....       424,236   $   5,455,724      155,857   $   1,795,959
                                   ===========   =============   ==========   =============


                               Annual Report | 81

Franklin California Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           FRANKLIN CALIFORNIA
                                                              LIMITED-TERM          FRANKLIN CALIFORNIA
                                                          TAX-FREE INCOME FUND          TAX-EXEMPT
                                                        -------------------------       MONEY FUND
                                                         SHARES         AMOUNT            AMOUNT
                                                        ----------   ------------   -------------------
CLASS A SHARES:
Year ended June 30, 2008
   Shares sold ......................................    2,328,002   $ 23,168,039     $ 671,938,023
   Shares issued in reinvestment of distributions ...       25,666        254,869        16,911,703
   Shares redeemed ..................................   (1,072,790)   (10,679,176)     (638,483,542)
                                                        ----------   ------------     -------------
   Net increase (decrease) ..........................    1,280,878   $ 12,743,732     $  50,366,184
                                                        ==========   ============     =============
Year ended June 30, 2007
   Shares sold ......................................      446,382   $  4,398,181     $ 541,175,032
   Shares issued in reinvestment of distributions ...       20,692        203,904        19,212,287
   Shares redeemed ..................................    (383,029)     (3,773,568)     (512,077,007)
                                                        ----------   ------------     -------------
   Net increase (decrease) ..........................       84,045   $    828,517     $  48,310,312
                                                        ==========   ============     =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                          AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

Effective January 1, 2008, Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds and Franklin California Tax-Exempt Money Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED
 FEE RATE                         NET ASSETS
----------   ---------------------------------------------------
0.625%       Up to and including $100 million
0.500%       Over $100 million, up to and including $250 million
0.450%       Over $250 million, up to and including $7.5 billion
0.440%       Over $7.5 billion, up to and including $10 billion
0.430%       Over $10 billion, up to and including $12.5 billion
0.420%       Over $12.5 billion, up to and including $15 billion
0.400%       Over $15 billion, up to and including $17.5 billion
0.380%       Over $17.5 billion, up to and including $20 billion
0.360%       In excess of $20 billion


                               82 | Annual Report

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Prior to January 1, 2008, Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund paid fees to Advisers based on the month-end net assets of each of the funds and Franklin California Tax-Exempt Money Fund paid fees to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED
 FEE RATE                         NET ASSETS
----------   ---------------------------------------------------
0.625%       Up to and including $100 million
0.500%       Over $100 million, up to and including $250 million
0.450%       Over $250 million, up to and including $10 billion
0.440%       Over $10 billion, up to and including $12.5 billion
0.420%       Over $12.5 billion, up to and including $15 billion
0.400%       Over $15 billion, up to and including $17.5 billion
0.380%       Over $17.5 billion, up to and including $20 billion
0.360%       In excess of $20 billion

The Franklin California Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED
 FEE RATE                         NET ASSETS
----------   ---------------------------------------------------
0.500%       Up to and including $100 million
0.450%       Over $100 million, up to and including $250 million
0.425%       Over $250 million, up to and including $500 million
0.400%       In excess of $500 million

B. ADMINISTRATIVE FEES

The Franklin California Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds, except Franklin California Limited-Term Tax-Free Income Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                               Annual Report | 83

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                        FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                              INSURED           INTERMEDIATE-TERM        LIMITED-TERM
                       TAX-FREE INCOME FUND   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                       --------------------   --------------------   --------------------
Reimbursement Plans:
   Class A .........           0.10%                  0.10%                    --
Compensation Plans:
   Class A .........             --                     --                   0.15%
   Class B .........           0.65%                    --                     --
   Class C .........           0.65%                  0.65%                    --

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                 FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                                       INSURED           INTERMEDIATE-TERM
                                                TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                --------------------   --------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ......         $517,079               $35,172
Contingent deferred sales charges retained ..         $106,873               $11,013

                                                 FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                                    LIMITED-TERM            TAX-EXEMPT
                                                TAX-FREE INCOME FUND        MONEY FUND
                                                --------------------   -------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ......          $6,507                $    --
Contingent deferred sales charges retained ..          $5,871                $87,785

E. TRANSFER AGENT FEES

For the year ended June 30, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                         FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                               INSURED          INTERMEDIATE-TERM        LIMITED-TERM      FRANKLIN CALIFORNIA
                               TAX-FREE              TAX-FREE              TAX-FREE             TAX-EXEMPT
                             INCOME FUND           INCOME FUND           INCOME FUND            MONEY FUND
                         -------------------   -------------------   -------------------   -------------------
Transfer agent fees ..         $320,236              $103,295              $3,217                $175,363


                               84 | Annual Report

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through October 31, 2008 for Franklin California Limited-Term Tax-Free Income Fund. Total expenses waived or paid are not subject to reimbursement by the fund subsequent to the fund's fiscal year end. After October 31, 2008, FT Services and Advisers may discontinue this waiver at any time upon notice to the fund's Board of Trustees.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At June 30, 2008, the capital loss carryforwards were as follows:

                                           FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                                INSURED            INTERMEDIATE-TERM
                                          TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                          --------------------   --------------------
Capital loss carryforwards expiring in:
   2009 ...............................         $783,847              $  321,166
   2010 ...............................               --                 112,465
   2011 ...............................               --                 145,149
   2012 ...............................               --                 865,726
   2013 ...............................               --                 421,949
   2015 ...............................               --               1,083,972
   2016 ...............................               --                 154,257
                                                --------              ----------
                                                $783,847              $3,104,684
                                                ========              ==========

                                           FRANKLIN CALIFORNIA
                                              LIMITED-TERM        FRANKLIN CALIFORNIA
                                                TAX-FREE              TAX-EXEMPT
                                              INCOME FUND             MONEY FUND
                                          --------------------   --------------------
Capital loss carryforwards expiring in:
   2009 ...............................         $     --                $21,840
   2012 ...............................               --                  2,466
   2013 ...............................               --                  1,565
   2015 ...............................          204,589                     --
   2016 ...............................               --                  5,363
                                                --------                -------
                                                $204,589                $31,234
                                                ========                =======

During the year ended June 30, 2008, the Franklin California Insured Tax-Free Income Fund utilized $1,465,725 of capital loss carryforwards.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At June 30, 2008, Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund deferred realized capital losses of $359,251 and $405,924, respectively.


                               Annual Report | 85

Franklin California Tax-Free Trust

4. INCOME TAXES (CONTINUED)

On June 30, 2008, Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund had expired capital loss carryforwards of $69,184 and $9,293, respectively, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended June 30, 2008 and 2007, was as follows:

                              FRANKLIN CALIFORNIA         FRANKLIN CALIFORNIA
                                    INSURED                INTERMEDIATE-TERM
                              TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                           -------------------------   -------------------------
                               2008          2007          2008          2007
                           -----------   -----------   -----------   -----------
Distributions paid from:
   tax exempt income ...   $87,845,971   $84,605,077   $19,400,473   $18,226,469
                           ===========   ===========   ===========   ===========

                               FRANKLIN CALIFORNIA       FRANKLIN CALIFORNIA
                                 LIMITED-TERM                 TAX-EXEMPT
                              TAX-FREE INCOME FUND            MONEY FUND
                           -------------------------   -------------------------
                               2008          2007          2008          2007
                           -----------   -----------   -----------   -----------
Distributions paid from:
   tax exempt income ...     $426,918      $305,975    $16,817,432   $19,267,011
                             ========      ========    ===========   ===========

At June 30, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

                                                                FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                                                     INSURED            INTERMEDIATE-TERM
                                                               TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                               --------------------   --------------------
Cost of investments ........................................      $2,017,534,210          $547,754,373
                                                                  ==============          ============
Unrealized appreciation ....................................      $   76,386,356          $  7,110,829
Unrealized depreciation ....................................         (20,759,020)           (5,265,939)
                                                                  --------------          ------------
Net unrealized appreciation (depreciation) .................      $   55,627,336          $  1,844,890
                                                                  ==============          ============
Distributable earnings - undistributed tax exempt income ...      $    1,289,568          $    813,754
                                                                  ==============          ============

                                                                FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                                                   LIMITED-TERM           TAX-EXEMPT
                                                               TAX-FREE INCOME FUND       MONEY FUND
                                                               --------------------   --------------------
Cost of investments ........................................       $22,832,600            $702,766,447
                                                                   ===========            ============
Unrealized appreciation ....................................       $    46,527            $         --
Unrealized depreciation ....................................           (77,740)                     --
                                                                   -----------            ------------
Net unrealized appreciation (depreciation) .................       $   (31,213)           $         --
                                                                   ===========            ============
Distributable earnings - undistributed tax exempt income ...       $    71,459            $     60,415
                                                                   ===========            ============


                               86 | Annual Report

Franklin California Tax-Free Trust

4. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended June 30, 2008, were as follows:

                 FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                      INSURED            INTERMEDIATE-TERM        LIMITED-TERM
                TAX-FREE INCOME FUND   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                --------------------   --------------------   --------------------
Purchases           $371,186,105           $181,243,869            $7,926,625
Sales               $265,072,596           $116,428,052            $  565,000

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories.

7. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

8. SUBSEQUENT EVENT - UPCOMING ACQUISITIONS/MERGERS

On July 10, 2008, the Board of Trustees for the Franklin California Tax-Free Trust approved a proposal to merge Franklin California Limited-Term Tax-Free Income Fund into the Franklin Federal Limited-Term Tax-Free Income Fund, subject to approval by the shareholders of Franklin California Limited-Term Tax-Free Income Fund.


                               Annual Report | 87

Franklin California Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN CALIFORNIA TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Limited-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund (separate portfolios of Franklin California Tax-Free Trust, hereafter referred to as the "Funds") at June 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 19, 2008


                               88 | Annual Report

Franklin California Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended June 30, 2008. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2009, shareholders will be notified of amounts for use in preparing their 2008 income tax returns.


                               Annual Report | 89

Franklin California Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   ----------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1985           143                       Bar-S Foods (meat packing
One Franklin Parkway                                                                              company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)         Trustee           Since 2007           122                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                  Trustee           Since 2007           122                       Chevron Corporation (global energy
One Franklin Parkway                                                                              company) and ICO Global
San Mateo, CA 94403-1906                                                                          Communications (Holdings) Limited
                                                                                                  (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee           Since 2006           143                       Hess Corporation (exploration and
One Franklin Parkway                                                                              refining of oil and gas),
San Mateo, CA 94403-1906                                                                          H.J. Heinz Company (processed
                                                                                                  foods and allied products), RTI
                                                                                                  International Metals, Inc.
                                                                                                  (manufacture and distribution of
                                                                                                  titanium), Canadian National
                                                                                                  Railway (railroad) and White
                                                                                                  Mountains Insurance Group, Ltd.
                                                                                                  (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               90 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   ----------------------------------
FRANK W.T. LAHAYE (1929)         Trustee           Since 1985           122                       Center for Creative Land Recycling
One Franklin Parkway                                                                              (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)            Trustee           Since 2007           143                       Hess Corporation (exploration and
One Franklin Parkway                                                                              refining of oil and gas) and
San Mateo, CA 94403-1906                                                                          Sentient Jet (private jet
                                                                                                  service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2007           143                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead              Trustee since        122                       None
One Franklin Parkway             Independent       2006 and Lead
San Mateo, CA 94403-1906         Trustee           Independent
                                                   Trustee since
                                                   January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).


                               Annual Report | 91

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   ----------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and       Trustee since        143                       None
One Franklin Parkway             Chairman of       1985 and
San Mateo, CA 94403-1906         the Board         Chairman of the
                                                   Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee           Since 2007           94                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

SHEILA AMOROSO (1959)            Vice President    Since 1999           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

RAFAEL R. COSTAS, JR. (1965)     Vice President    Since 1999           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice
                                 Vice President    President - AML
                                 - AML             Compliance since
                                 Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).


                               92 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   ----------------------------------
LAURA F. FERGERSON (1962)        Treasurer,        Treasurer since      Not Applicable            Not Applicable
One Franklin Parkway             Chief Financial   2004, Chief
San Mateo, CA 94403-1906         Officer and       Financial Officer
                                 Chief             and Chief
                                 Accounting        Accounting Officer
                                 Officer           since February
                                                   2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

JIMMY D. GAMBILL (1947)          Vice President    Since February       Not Applicable            Not Applicable
500 East Broward Blvd.                             2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    President and     President since      Not Applicable            Not Applicable
One Franklin Parkway             Chief             1993 and Chief
San Mateo, CA 94403-1906         Executive         Executive Officer
                                 Officer           - Investment
                                 - Investment      Management
                                 Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President    Since 2006           Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 93

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   ----------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

GALEN G. VETTER (1951)           Senior Vice       Since February       Not Applicable            Not Applicable
500 East Broward Blvd.           President and     2008
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

THOMAS WALSH (1961)              Vice President    Since 1999           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                               94 | Annual Report

Franklin California Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the four separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


                               Annual Report | 95

Franklin California Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of the individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2007 and the previous 10 years ended December 31, 2007, in comparison with a performance universe consisting of all retail and institutional California insured municipal debt funds as selected by Lipper. The Lipper report showed that the Fund's income return during 2007 and for the previous three-, five- and 10-year periods on an annualized basis was in the highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2007, and for the previous three-, five- and 10-year periods on an annualized basis was in the highest quintile of its performance universe. The Board expressed its satisfaction with such performance.


                               96 | Annual Report

Franklin California Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2007 and the previous 10 years ended December 31, 2007, in comparison with a performance universe consisting of all retail and institutional California intermediate municipal debt funds as selected by Lipper. Such Lipper report comparison showed that the Fund's income return in 2007 was in the highest quintile and during each of the previous three-, five- and 10-year periods on an annualized basis was in either the highest or second-highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2007 was in the second-highest quintile of its performance universe, and for each of the previous three-, five- and 10-year periods on an annualized basis was in the highest or second-highest quintile of its performance universe. The Board expressed its satisfaction with such performance.

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND - Lipper compared this Fund's performance to a universe of retail and institutional California short-intermediate municipal debt funds as selected by Lipper during the four years ended December 31, 2007, being the first four full years of operations for this Fund. The Lipper report showed that the Fund's income return throughout this period was in the lowest quintile of such universe. The Lipper report showed the Fund's total return during 2007 to be in the second-highest quintile of its performance universe, with the previous two-year period on an annualized basis being in the second-lowest quintile of its performance universe and the previous three- and four-year periods on an annualized basis being in the lowest quintile of such universe. In explaining such performance, management pointed out the Fund's objective of investing in higher-quality shorter-maturing securities as well as its small size. The Board found such performance to be acceptable in view of management's explanation and also noted that the Fund's expenses had been partially waived or absorbed by management.

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND - The Lipper report for this Fund showed its investment performance during 2007 and the 10-year period ended December 31, 2007, in comparison to a performance universe consisting of all retail and institutional California tax-exempt money market funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the second-lowest quintile of its performance universe during 2007, as well as in each of the previous three- and 10-year periods on an annualized basis and to be in the middle quintile for the five-year annualized period. In discussing such performance, management explained that it reflected the Fund's conservative approach, noting that it had no derivative holdings or investments in non-rated or tier 2 securities. The Board found such performance acceptable in view of such factors, noting that the Fund's annualized returns for all such periods were in each case within 9 basis points of the performance universe median as set forth in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such


                               Annual Report | 97

Franklin California Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to each Fund's contractual investment management fee in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of such group. The Lipper contractual investment management fee analysis includes administrative fees as being part of management fees and total expenses for comparative consistency were shown by Lipper for Fund Class A shares in the case of Franklin California Insured Tax-Free Income Fund and California Intermediate-Term Tax-Free Income Fund. The results of such expense comparisons showed that the contractual investment management fee rates of Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund were below the median of their Lipper expense groups and their actual total expense ratios were the lowest in their respective Lipper expense groups. The Board was satisfied with the management fee and total expenses of these Funds in comparison to their Lipper expense groups. The Lipper expense comparison for Franklin California Limited-Term Tax-Free Income Fund was not considered to be particularly meaningful in view of this Fund's small size and management's partial waiver or absorption of expenses, which caused actual total expenses to be the lowest in its Lipper expense group. The Lipper expense comparison for Franklin California Tax-Exempt Money Fund showed its contractual investment management fee to be within 1 basis point of its Lipper expense group median, while its actual total expenses were in the second least expensive quintile of such group and the Board found these expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each Fund. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well


                               98 | Annual Report

Franklin California Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund's investment management agreements so that as a Fund grows in size, its effective management fee rate declines. The net assets of Franklin California Limited-Term Tax-Free Income Fund were approximately $13.5 million at December 31, 2007, and with its expenses being partially waived or subsidized by management, the Board did not consider economies of scale to be relevant. The management fee structure, including administrative expenses for the other three Funds provides for a fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on net assets in excess of $250 million; with additional breakpoints thereafter beginning at the $7.5 billion net asset level. At December 31, 2007, the net assets of Franklin California Insured Tax-Free Income Fund stood at approximately $2 billion, and those of Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund were approximately $516 million and $724 million, respectively. In discussing these fee levels, management's position was that the existing fee rate reaches a low level quickly, which anticipates economies of scale as assets grow, and in support of such position pointed out the generally favorable effective management fee rate and low total actual expense comparisons for these Funds within their Lipper expense groups as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for these three Funds provides a sharing of benefits with each Fund and its shareholders.


                               Annual Report | 99

Franklin California Tax-Free Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                               100 | Annual Report

                                           One Franklin Parkway
(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   San Mateo, CA 94403-1906

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ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN CALIFORNIA
TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

CAT A2008 08/08

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $122,882 for the fiscal year ended June 30, 2008 and $101,232 for the fiscal year ended June 30, 2007.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended June 30, 2008 and $46,000 for the fiscal year ended June 30, 2007. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $2,524 for the fiscal year ended June 30, 2008 and $0 for the fiscal year ended June 30, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $281,553 for the fiscal year ended June 30, 2008 and $0 for the fiscal year ended June 30, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $284,077 for the fiscal year ended June 30, 2008 and $46,000 for the fiscal year ended June 30, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  August 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  August 27, 2008


By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  August 27, 2008